UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AXSOME THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 25, 2025

You are cordially invited to attend the 2025 Annual Meeting of Stockholders of Axsome Therapeutics, Inc. (the “Annual Meeting”) that will be held on Friday, June 6, 2025 at 9:00 a.m. local time. The Annual Meeting will be held virtually via means of remote communication. Stockholders will be able to attend the Annual Meeting, and submit questions, and vote their shares during the Annual Meeting, from any location that has Internet connectivity. There will be no physical in-person meeting. To register and receive access to the virtual meeting, registered stockholders and beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in the enclosed Proxy statement.

In accordance with the Securities and Exchange Commission rules allowing companies to furnish proxy materials to their stockholders over the Internet, we have sent stockholders of record at the close of business on April 14, 2025 a Notice of Internet Availability of Proxy Materials. The notice contains instructions on how to access our Proxy statement and Annual Report and vote online. If you would like to receive a printed copy of our proxy materials from us instead of downloading a printable version from the Internet, please follow the instructions for requesting such materials included in the notice, as well as in the attached Proxy statement.

Attached to this letter are a Notice of Annual Meeting of Stockholders and Proxy statement, which describe the business to be conducted at the meeting.

Your vote is important to us. Please act as soon as possible to vote your shares. It is important that your shares be represented at the meeting whether or not you plan to attend the annual meeting. Please vote electronically over the Internet, by telephone, or if you receive a paper copy of the proxy card by mail, by returning your signed proxy card in the envelope provided. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your ongoing support of Axsome.

Very truly yours,

/s/ HERRIOT TABUTEAU, M.D.
Herriot Tabuteau, M.D.
Chief Executive Officer, President, and Chairman of the Board

AXSOME THERAPEUTICS, INC.

One World Trade Center, 29th Floor, New York, New York 10007

NOTICE OF

2025 ANNUAL MEETING OF STOCKHOLDERS

Time and Date:	Friday, June 6, 2025 at 9:00 a.m. local time.
Place:

The Annual Meeting will be completely virtual. You may attend the virtual meeting, submit questions, and vote your shares electronically during the meeting via live webcast by visiting https://www.virtualshareholdermeeting.com/AXSM2025.

Items of Business:

(1) To elect a director named in the proxy statement accompanying this notice to serve as a Class I director until the annual meeting held in 2028 and until their successor is duly elected and qualified.

(2) To approve Axsome Therapeutics, Inc’s (the “Company”) 2025 Long-Term Incentive Plan.
(3) To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.
(4) To approve, by non-binding advisory vote, the compensation of our named executive officers.
(5) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.
These items of business are more fully described in the proxy statement accompanying this notice.

Adjournments and Postponements:

Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.

Record Date:	You are entitled to vote if you were a stockholder of record as of the close of business on April 14, 2025.
Voting:

Your vote is very important. Whether or not you plan to attend the annual meeting, we encourage you to read the proxy statement and vote on the Internet or by telephone or submit your proxy card, if you have requested one, as soon as possible. For specific instructions on how to vote your shares, please refer to the section herein entitled “Questions and Answers About Procedural Matters.”

By order of the Board of Directors,

/s/ HUNTER MURDOCK
Hunter Murdock
Secretary

This Notice of Annual Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about April 25, 2025.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting: This Proxy Statement and our Annual Report are available free of charge at www.proxyvote.com.

AXSOME THERAPEUTICS, INC.

One World Trade Center, 29th Floor

New York, New York 10007

PROXY STATEMENT FOR 2025 ANNUAL MEETING OF STOCKHOLDERS

This proxy statement is furnished in connection with solicitation of proxies by our Board of Directors for use at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 9:00 a.m. local time on Friday, June 6, 2025, and any postponements or adjournments thereof. The Annual Meeting will be completely virtual. You may attend the virtual meeting, submit questions, and vote your shares electronically during the meeting via live webcast by visiting https://www.virtualshareholdermeeting.com/AXSM2025. As used in this proxy statement, the terms “the Company,” “Axsome,” “we,” “us,” and “our” mean Axsome Therapeutics, Inc. unless the context indicates otherwise.

QUESTIONS AND ANSWERS ABOUT PROCEDURAL MATTERS

Annual Meeting

Q:

Why am I receiving these proxy materials?

A:

We have made these proxy materials available to you on the Internet or, upon your request, have delivered paper proxy materials to you, because our Board of Directors is soliciting your proxy to vote at the Annual Meeting to be held on Friday, June 6, 2025 at 9:00 a.m. local time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth herein. This proxy statement includes information that we are required to provide to you by the U.S. Securities and Exchange Commission (the “SEC”) and that is designed to assist you in voting your shares.

Q:

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a paper copy of proxy materials?

A:

The rules of the SEC permit us to furnish proxy materials, including this proxy statement and our 2024 Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. As a result, we are mailing most of our stockholders a paper copy of the Notice of Internet Availability of Proxy Materials (the “Notice and Access Card”), but not a paper copy of the proxy materials. This process allows us to provide our proxy materials to our stockholders in a timelier and more readily accessible manner, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials. Stockholders will not receive paper copies of the proxy materials unless they request them. Instead, the Notice and Access Card provides instructions on how to access and review on the Internet all of the proxy materials. The Notice and Access Card also instructs you as to how to authorize via the Internet or telephone your proxy to vote your shares according to your voting instructions. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials described in the Notice and Access Card.

Q:

Why did I receive a complete set of paper proxy materials in the mail instead of a Notice of Internet Availability of Proxy Materials?

A:

We are providing stockholders who have previously requested to receive paper copies of the proxy materials with paper copies of the proxy materials instead of the Notice and Access Card. If you would like to reduce the environmental impact and the costs incurred by us in printing and distributing the proxy materials, you may elect to receive all future proxy materials electronically via email or the Internet. To sign up for electronic delivery, please follow the instructions provided with your proxy materials and on your proxy card or voting instruction card.

Q:

What is included in the proxy materials?

A:	The proxy materials include:

•
This proxy statement for the Annual Meeting;
•
Our 2024 Annual Report to Stockholders, which consists of our Annual Report on Form 10-K for the year ended December 31, 2024; and
•
The proxy card or a voting instruction form for the Annual Meeting, if you have requested that the proxy materials be mailed to you.

Q:

What information is contained in this proxy statement?

A:

The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and certain of our executive officers, corporate governance, and certain other required information.

Q:

Where is the Annual Meeting?

A:	The Annual Meeting will be completely virtual via live webcast by visiting https://www.virtualshareholdermeeting.com/AXSM2025.

Q:

Can I attend the Annual Meeting?

A:

You are invited to attend the Annual Meeting if you were a stockholder of record or a beneficial owner as of April 14, 2025, the Record Date. The meeting will begin via live webcast promptly at 9:00 a.m. local time on June 6, 2025. You will be able to submit questions and vote your shares electronically during the meeting. To participate in the meeting, you must have the 16-digit control number that is shown on your Notice and Access Card or, if you received a printed copy of the proxy materials, on your proxy card or voting instruction form that accompanied your proxy materials.

Stock Ownership

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:

Stockholders of record—If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, you are considered, with respect to those shares, the “stockholder of record,” and the proxy materials were provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote at the Annual Meeting.

Beneficial owners—Many Axsome stockholders hold their shares through a broker, trustee or other nominee, rather than directly in their own name. If your shares are held in a brokerage account or by a bank or another nominee, you are considered the “beneficial owner” of shares held in “street name.” The proxy materials were forwarded to you by your broker, trustee or nominee who is considered, with respect to those shares, the stockholder of record.

As the beneficial owner, you have the right to direct your broker, trustee or nominee on how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since beneficial owners are not stockholders of record, you may not be able to vote your shares at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. If your shares are registered in your name with Broadridge and you wish to attend the online-only virtual meeting, go to https://www.virtualshareholdermeeting.com/AXSM2025, enter your 16-digit control number you received on your proxy card or Notice to attend the meeting. If you request a printed copy of the proxy materials by mail, your broker or nominee will provide a voting instruction card for you to use.

Quorum and Voting

Q:	How many shares must be present or represented to conduct business at the Annual Meeting?

A:

A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our amended and restated bylaws and the Delaware General Corporation Law (the “DGCL”). The presence, in person or by proxy, of a majority of the aggregate voting power of the issued and outstanding shares of stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting.

A proxy submitted by a stockholder may indicate that the shares represented by the proxy are not being voted, referred to as stockholder withholding with respect to a particular matter.

Under the DGCL, abstentions and broker “non-votes” are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum is present at the Annual Meeting.

A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Q:

Who is entitled to vote at the Annual Meeting?

A:

Holders of record of our common stock at the close of business on the Record Date are entitled to receive notice of and to vote their shares at the Annual Meeting. As of the Record Date, we had 49,219,312 shares of common stock outstanding. In deciding all matters at the Annual Meeting, each holder of common stock of Axsome will be entitled to one vote for each share of common stock held as of the close of business on the Record Date. We do not have cumulative voting rights for the election of directors.

Q:

How can I vote my shares at the Annual Meeting?

A:

Shares held in your name as the stockholder of record may be voted at the Annual Meeting. Shares held beneficially in street name may be voted by returning a voting instruction card, or by telephone or on the internet. As discussed above, if you are a street name stockholder, you may not vote your shares in person at the Annual Meeting unless you follow the instructions enclosed in this proxy statement. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card, if you have requested one, or follow the voting directions described below, so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:

How can I vote my shares without attending the Annual Meeting?

A:	Stockholder of record—If you are a stockholder of record, there are three ways to vote without attending the Annual Meeting:

•
Via the Internet—You may vote by proxy via the Internet at www.proxyvote.com by following the instructions provided in the Notice and Access Card or proxy card.
•
By Telephone—You may vote by proxy by telephone by calling the toll-free number found in the Notice and Access Card or proxy card.
•
By Mail—You may vote by proxy by filling out the proxy card you may have received and returning it in the envelope provided.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time on June 5, 2025. If you choose to access the proxy materials and/or vote through the Internet, you are responsible for any Internet access charges you may incur.

Beneficial owners—If you are a beneficial owner holding shares through a bank, broker or other nominee, please refer to information forwarded by your bank or broker to see which voting options are available to you.

Q:

Can I vote my shares by completing and returning the Notice?

A:	No. The Notice and Access Card will, however, provide instructions on how to vote by telephone, by Internet, or by requesting and returning a paper proxy card or voting instruction card.

Q:

What proposals will be voted on at the Annual Meeting?

A:	At the Annual Meeting, stockholders will be asked to vote:

(1)
To elect a director to serve as Class I director until the annual meeting held in 2028 and until their successor is duly elected and qualified;
(2)
To approve the Company’s 2025 Long-Term Incentive Plan;
(3)
To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025;
(4)
To approve, by non-binding advisory vote, the compensation of our named executive officers; and
(5)
To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Q:	What is the voting requirement to approve each of the proposals?

A:

Proposal One—The election of a director requires a plurality vote of the shares of common stock voted at the Annual Meeting. “Plurality” means that the individual who receives the largest number of votes cast “for” is elected as a director, however, a nominee is not required to receive a majority of votes “for.” As a result, any shares not voted “for” the nominee (whether as a result of stockholder withholding or a broker non-vote) will not be counted in the nominee’s favor.

Proposal Two—The affirmative vote of a majority of votes cast by holders of common stock either present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter thereon is required to approve the Company’s 2025 Long-Term Incentive Plan. Abstentions will have the effect of a vote against this proposal and broker non-votes will have no effect on the outcome of this proposal.

Proposal Three—The affirmative vote of a majority of votes cast by holders of common stock either present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter thereon is required to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm. Abstentions will have the effect of a vote against this proposal. Brokers are entitled to vote on this matter without direction from you, and therefore are included in the number of affirmative votes required to achieve a majority.

Proposal Four—The affirmative vote of a majority of votes cast by holders of common stock either present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter thereon is required to approve the advisory vote on the compensation of our named executive officers. Abstentions will have the effect of a vote against this proposal and broker non-votes will have no effect on the outcome of this proposal.

Q:

How does the Board of Directors recommend that I vote?

A:	Our Board of Directors unanimously recommends that you vote your shares:

•
“FOR” the nominee for election as director listed in Proposal One;
•
“FOR” the approval of the Company’s 2025 Long-Term Incentive Plan;
•
“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2025; and
•
“FOR” the approval of the compensation of our named executive officers.

Q:

What happens if I do not give specific voting instructions?

A:	Stockholder of record—If you are a stockholder of record and you:

•
Indicate when voting on the Internet or by telephone that you wish to vote as recommended by our Board of Directors; or
•
Sign and return a proxy card without giving specific voting instructions,

then the persons named as proxy holders will vote your shares in the manner recommended by the Board of Directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial owners—If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Q:

How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

A:

Brokerage firms and other intermediaries holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our sole routine matter—the proposal to ratify the appointment of Deloitte & Touche LLP. Your broker will not have discretion to vote on the election of directors, the approval of our 2025 Long-Term Incentive Plan, or the compensation of our named executive officers.

Please note that brokers may not vote your shares on the election of directors, the approval of our 2025 Long-Term Incentive Plan or the compensation of our named executive officers in the absence of your specific instructions as to how to vote, so we encourage you to provide instructions to your broker regarding the voting of your shares.

Q:	What happens if additional matters are presented at the Annual Meeting?

A:

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

Q:	Can I change or revoke my vote after submitting my proxy?

A:

Subject to any rules your broker, trustee or nominee may have, you may change or revoke your proxy in any one of the ways listed below at any time before your proxy is voted at the Annual Meeting.

If you are a stockholder of record, you may change your vote by (1) sending our Corporate Secretary, prior to your shares being voted at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares; or (2) voting at the Annual Meeting. A stockholder of record that has voted on the Internet or by telephone may also change his or her vote by later making a timely and valid Internet or telephone vote.

If you are a beneficial owner of shares held in street name, you may change your vote: (1) by submitting new voting instructions to your broker, trustee or other nominee; (2) by attending and voting at the Annual Meeting, if you have obtained a legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares; or (3) by sending our Corporate Secretary, prior to your shares being voted at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares.

Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or should be sent so as to be delivered to our principal executive offices, Attention: Corporate Secretary.

Q:

Who will bear the cost of soliciting votes for the Annual Meeting?

A:

We will bear all expenses of this solicitation, including the cost of preparing and mailing these proxy materials. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of common stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers and employees of Axsome may also solicit proxies in person or by other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. We may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. Our costs for such services, if retained, will not be significant.

Q:

Is my vote confidential?

A:

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Axsome or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

Q:

Where can I find the voting results of the Annual Meeting?

A:

We intend to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K that will be filed with the Securities and Exchange Commission (the “SEC”) within four business days after the Annual Meeting.

Stockholder Proposals and Director Nominations

Q:	What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

A:

You may submit proposals, including director nominations, for consideration at future stockholder meetings.

Requirements for stockholder proposals to be considered for inclusion in our proxy materials—Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. In order to be included in the proxy statement for the 2026 annual meeting of stockholders, stockholder proposals must be received by our Corporate Secretary no later than December 26, 2025 and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Requirements for stockholder proposals to be brought before an annual meeting—In addition, our bylaws establish an advance notice procedure for stockholders who wish to present certain matters before an annual meeting of stockholders. In general, nominations for the election of directors may be made by our Board of Directors or any committee thereof or any stockholder who is a stockholder of record on the date of the giving of the notice described below and on the record date for the determination of stockholders entitled to vote at such meeting, who is entitled to vote at such meeting and who has delivered written notice to our Corporate Secretary no later than the Notice Deadline (as defined below), which notice must contain specified information concerning the nominees and concerning the stockholder proposing such nominations.

Our bylaws also provide that the only business that may be conducted at an annual meeting is business that is (1) specified in the notice of meeting (or any supplement thereto) given by or at the direction of our Board of Directors, (2) otherwise properly brought before the meeting by or at the direction of our Board of Directors (or any committee thereto) or (3) properly brought before the meeting by a stockholder who has delivered written notice to our Corporate Secretary no later than the Notice Deadline (as defined below).

The “Notice Deadline” is defined in our amended and restated bylaws as that date which is not less than 120 days nor more than 150 days prior to the one-year anniversary of the previous year’s annual meeting of stockholders. As a result, the Notice Deadline for the 2026 annual meeting of stockholders is between January 7, 2026 and February 6, 2026.

In addition to satisfying the requirements under our bylaws described above, to comply with the “universal proxy rules” stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees at the 2026 Annual Meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 7, 2026.

If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we need not present the proposal for vote at such meeting.

Recommendation of director candidates—You may recommend candidates to our Board of Directors for consideration by our Nominating and Corporate Governance Committee by following the procedures set forth below in “Corporation Governance—Stockholder Recommendations for Nominations to the Board of Directors.”

All notices of proposals by stockholders, whether or not included in Axsome’s proxy materials, should be sent to our principal executive offices, Attention: Corporate Secretary.

Q:

How may I obtain a copy of the bylaw provisions regarding stockholder proposals and director nominations?

A:

A copy of the full text of the bylaw provisions discussed above may be obtained by writing to our Corporate Secretary. In addition, this and other information about our company may be obtained at the web site maintained by the SEC that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the SEC’s website is www.sec.gov.

Additional Information about the Proxy Materials

Q:	If multiple members of my household are stockholders, why did we only receive one full set of proxy materials in the mail?

A:

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the notice of the Annual Meeting and the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs and is environmentally friendly. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the notice of the Annual Meeting and the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the notice of the Annual Meeting and the proxy materials, stockholders should send their requests to our principal executive offices, Attention: Corporate Secretary. Stockholders who hold shares in street name (as described below) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

Q:	What is the mailing address for Axsome’s principal executive offices?

A:

Our principal executive offices are located at One World Trade Center, 29th Floor, New York, New York 10007. The telephone number at that location is (212) 332-3241.

Any written requests for additional information, copies of the proxy materials and 2024 Annual Report, notices of stockholder proposals, recommendations for candidates to our Board of Directors, communications to our Board of Directors or any other communications should be sent to the address above.

Annual Reports

This proxy statement is accompanied by our 2024 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. The Form 10-K includes our audited financial statements. We have filed the Form 10-K with the SEC, and it is available free of charge at the SEC’s website at www.sec.gov and on our website at www.axsome.com. In addition, upon written request to the Company’s Corporate Secretary at One World Trade Center, 29th Floor, New York, New York 10007, we will mail a paper copy of our Form 10-K, including the financial statements and the financial statement schedules, to you free of charge.

PROPOSAL ONE

ELECTION OF DIRECTORS

General

Our Board of Directors may establish the authorized number of directors from time to time by resolution. Our Board of Directors is currently comprised of five members who are divided into three classes with staggered three-year terms. A director serves in office until their respective successor is duly elected and qualified or until their earlier death or resignation. This classification of the Board of Directors into three classes with staggered three-year terms may have the effect of delaying or preventing changes in our control or management. The term of office of our Class I director, Roger Jeffs, will expire at this year’s Annual Meeting. Your proxy cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

Information Regarding the Nominees and Other Directors

Nominee for Class I Director for Term Expiring in 2028

Name	Age	Principal Occupation and Business Experience
Roger Jeffs, Ph.D.	63	Dr. Jeffs has been a member of our Board of Directors since December 2014.

Dr. Jeffs has served as the Chief Executive Officer of Liquidia Corporation since January 2022. Dr. Jeffs is also the Co-Founder and Vice Chairman of Kriya Therapeutics, a gene therapy company. Dr. Jeffs was previously at United Therapeutics Corporation where he worked for 18 years until 2016. Dr. Jeffs joined United Therapeutics Corporation during its inception phase in 1998 as Director of Research, Development, and Medical and served as its President and Chief Operating Officer from 2001 to 2014, and President and co-CEO from 2015 to 2016, and was a member of the Board of Directors from 2001 through 2016. While at United Therapeutics, Dr. Jeffs helped lead the company’s initial public offering, oversaw the clinical development and regulatory approval of 6 products for rare diseases, and managed the commercial effort that led to a consistent >20% CAGR and $1.5B revenue run rate. United Therapeutics was consistently recognized as one of the fastest growing companies and best places to work during his tenure. Dr. Jeffs previously held positions at Amgen, Inc. and Burroughs Wellcome Co. where he held roles in clinical development.

Dr. Jeffs currently serves on the Board of Directors of Liquidia Corporation, and previously served on the Board of Directors of Albireo Pharma, Axovant Gene Therapies, Dova Pharmaceuticals and Sangamo Therapeutics. Dr. Jeffs holds an undergraduate degree in chemistry from Duke University and a Ph.D. in pharmacology from the University of North Carolina School of Medicine. Dr. Jeffs’ scientific background and business experience, coupled with his experience as a chief executive officer of a publicly-traded biotechnology company, provides him with the qualifications and skills to serve on our board.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE CLASS I NOMINEE NAMED ABOVE

The following contains certain information about those directors whose terms do not expire at the Annual Meeting and who are not standing for reelection, including their business experience, public company director positions held currently or at any time during the last five years, involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and our Board of Directors to determine that the directors should serve as one of our directors. The age of each director as of the Record Date is set forth below.

Incumbent Class II Directors Whose Terms Expire in 2026

Name	Age	Principal Occupation and Business Experience
Susan Mahony, Ph.D., MBA	60	Dr. Mahony has been a member of our board of directors since October 2023.

Dr. Mahony was formerly Senior Vice President of Eli Lilly and Company from 2009 to 2011 and President of Lilly Oncology from 2011 to 2018, where under her leadership, the business unit evolved from one to five marketed medicines. At Lilly, she held leadership positions and led organizations in Europe, the United States, Canada, Japan, and China. She also led the global development and launches of several products, including duloxetine for depression and pain. Prior to Lilly, Dr. Mahony led commercial activities for Bristol Myers Squibb’s cardiovascular business and worked in sales and marketing at Amgen and Schering Plough. Dr. Mahony earned her Bachelor of Science in Pharmacy, and her Doctor of Philosophy in Oncology from the University of Aston, UK. She also earned her Master of Business Administration from the London School of Business. Dr. Mahony previously served on the board of directors of Horizon Therapeutics from 2019 until its acquisition by Amgen in October 2023, and Vifor Pharma from 2019 until its acquisition by CSL Limited in August 2022. She currently serves on the board of directors of two public companies, Zymeworks Inc. and Assembly Biosciences, and several private companies, including, Catalent, Inc., a subsidiary of Novo Holdings A/S. Dr. Mahony also serves on the board of directors of the Chordoma Foundation, a nonprofit dedicated to improving the lives of people affected by chordoma.

Mark Saad	55	Mr. Saad has been a member of our Board of Directors since December 2014.

Mr. Saad has served as the CEO of NuLids, LLC, a portfolio company of Alethea Capital Management, LLC, an asset management firm based in Seattle for which he also serves as an advisor, since 2018. Between 2014 and 2017, he served as the Chief Financial Officer of Bird Rock Bio, Inc., a clinical stage biopharmaceutical company focused on developing innovative immuno-inflammatory regulators.

Previously, he served as Chief Financial Officer of Cytori Therapeutics from 2004 to 2014, where he was responsible for finance and accounting, business development, and other operating functions. Prior to Cytori, he served as Executive Director of UBS Investment Bank, where he was the Chief Operating Officer of the Global Healthcare Group. Prior to UBS, he was part of the Health Care Investment Banking Group at Salomon Smith Barney. Mr. Saad currently serves on the Board of Directors of multiple private healthcare companies. Mr. Saad holds a Bachelor of Arts Degree from Villanova University.

Incumbent Class III Directors Whose Term Expires in 2027

Name	Age	Principal Occupation and Business Experience
Herriot Tabuteau, M.D.	56

Dr. Tabuteau has served as our founder, Chief Executive Officer, President and Chairman of our Board of Directors since our founding in January 2012. He is also the founder of Antecip Capital LLC (formerly Versant Capital Management LLC), one of our principal stockholders, for which Dr. Tabuteau has been the managing member since 2003. Dr. Tabuteau is also the managing member of Antecip Bioventures II LLC. Prior to founding our company, Dr. Tabuteau was a Senior Analyst and Partner at Healthco/S.A.C. Capital (now known as HealthCor) where he was responsible for the biotechnology, genomics, and instrumentation portfolios. Previously, Dr. Tabuteau was the healthcare analyst at Kingdon Capital. Prior to that position, Dr. Tabuteau was a Senior Research Analyst at Banc of America Securities covering the hospital supplies sector. Prior to Banc of America, Dr. Tabuteau was part of the healthcare investment banking group at Goldman Sachs. Dr. Tabuteau earned his M.D. from Yale University School of Medicine and his Bachelor of Arts in molecular biology and biochemistry from Wesleyan University.

Mark Coleman, M.D.	57

Dr. Coleman has been a member of our Board of Directors since December 2014. In addition, from 2012 to 2014, Dr. Coleman served as a consultant to us. Dr. Coleman is currently the Medical Director of the Pikesville office of National Spine and Pain Centers (“NSPC”), one of the nation’s largest interventional pain management groups, a position he has held since 1999. Dr. Coleman was formerly the President and then Director of Clinical Services of NSPC. Dr. Coleman is a Diplomat of the American Board of Anesthesiology in Anesthesiology and Pain Management.

In 2021, Dr. Coleman joined the Board of Directors of Enalare Therapeutics, a privately held company developing respiratory stimulants for the emergency and critical care setting. Dr. Coleman holds an M.D. from Johns Hopkins University School of Medicine and received his undergraduate degree from Wesleyan University.

There are no family relationships among any of our directors or executive officers. See “Corporate Governance” below for additional information regarding our Board of Directors.

Board Diversity Matrix

The tables below provide certain highlights of the composition of our Board of Directors. Our Board of Directors is committed to having a diversified board, including diversity of thought, background and experience, and diversity of personal characteristics such as gender identity, race, ethnicity and sexual orientation.

Board Diversity Matrix (As of April 25, 2025)
Total Number of Directors	5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	4
Part II: Demographic Background
African American or Black		2
Alaskan Native or Native American
Asian
Hispanic or Latin
Native Hawaiian or Pacific Islander
White	1	2
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

Board Diversity Matrix (As of April 15, 2024)
Total Number of Directors	5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	4
Part II: Demographic Background
African American or Black		2
Alaskan Native or Native American
Asian
Hispanic or Latin
Native Hawaiian or Pacific Islander
White	1	2
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

PROPOSAL TWO

APPROVAL OF THE COMPANY’S 2025 LONG-TERM INCENTIVE PROGRAM

Introduction

At the Annual Meeting, our stockholders will be asked to approve the Axsome Therapeutics, Inc. 2025 Long-Term Incentive Plan, or 2025 Plan. Based on the recommendation of our Compensation Committee, the 2025 Plan was adopted by the Board on April 21, 2025, subject to stockholder approval. We are seeking stockholder approval of the 2025 Plan as a successor to our 2015 Omnibus Incentive Compensation Plan, or 2015 Plan.

No awards will be granted under the 2025 Plan unless our stockholders approve it at the Annual Meeting. If stockholders approve the 2025 Plan, it will become effective on the date of the Annual Meeting. No new awards will be granted under the 2015 Plan on or after the date of the Annual Meeting if the 2025 Plan is approved.

If stockholders do not approve the 2025 Plan, we will continue to have the authority to grant awards under the 2015 Plan until its expiration in November 2025. As of March 31, 2025, 2,501,504 shares remained available for issuance under our 2015 Plan and 9,830,908 shares were subject to outstanding awards under our 2015 Plan, in each case calculated based on the target number of shares subject to outstanding performance-based awards.

We believe that equity awards are critical incentives to recruiting, retaining and motivating the best employees in our industry. Stockholder approval of the 2025 Plan will enable us to continue to grant equity awards to key individuals and remain competitive with our industry peers. We recognize that it is important to ensure that we are being fiscally responsible with respect to how and when we fund programs that promote our ability to motivate and retain key talent in a competitive market. We firmly believe that our employees and other key service providers who are granted equity compensation incentives will have a stake in the future success of our business, are highly motivated to achieve the long-term growth objectives of our business and are well-aligned with the interests of our other stockholders to increase stockholder value.

If this proposal is not approved, we believe we would be at a significant disadvantage relative to our competitors for recruiting, retaining and motivating those individuals who are critical to our success, and we could be forced to increase cash compensation, reducing resources available to meet our other business needs. It is essential that we continue the use of equity compensation to better position us in the market and allow us to motivate and retain our critical talent, while attracting new talent to help us achieve our objectives, which include growing the business and increasing stockholder value. Without the approval of the 2025 Plan, we will not be able to continue to compete in this highly competitive market, which would ultimately result in the loss of talent and inhibit our ability to achieve our business goals. If approved, we anticipate that the share reserve available under the 2025 Plan would allow us to maintain our regular equity compensation program without interruption.

The full text of the 2025 Plan is attached as Appendix A.

Key Features of the 2025 Plan – Compensation Best Practices

The 2025 Plan includes a number of features that we believe are consistent with the interests of our stockholders and sound corporate governance practices, including the following:

•
Administration. The 2025 Plan would generally be administered by the Compensation Committee, which is composed entirely of independent, non-employee directors.
•
Stockholder Approval is Required for Any Additional Shares. The 2025 Plan does not contain an annual “evergreen” provision, but instead reserves a fixed maximum number of shares of our Common Stock, as defined in the 2025 Plan. Additional stockholder approval is required to increase that number.
•
No repricing of underwater options or stock appreciation rights without stockholder approval. The 2025 Plan prohibits, without stockholder approval, actions to reduce the exercise price of stock options or stock appreciation rights or cancel such awards in exchange for cash, or other options or SARs with an exercise price that is less than the exercise price of the original options or SARs.
•
No discounted option or SAR grants. The 2025 Plan requires that the exercise price of options or SARs be at least equal to the fair market value of our Common Stock on the date of grant (except in the limited case of “substitute awards” as described below).
•
No liberal definition of “change in control.” The 2025 Plan defines change in control based, in part, on the consummation of the transaction rather than the announcement or stockholder approval of the transaction.
•
Limit on Awards to Non-Employee Directors. The sum of any cash compensation and the grant date fair value of awards granted during any calendar year to any non-employee director may not exceed $750,000, or $1,500,000 for the non-employee director’s first year of service.

•
Limits on dividends and dividend equivalents. The 2025 Plan prohibits the payment of dividend equivalents on stock options and SARs, and requires that any dividends and dividend equivalents payable or credited on unvested awards other than options and SARs must be subject to the same restrictions and risk of forfeiture as the underlying shares or share equivalents.

Factors Considered in Setting Size of Requested Share Reserve

In recommending approval of the 2025 Plan and setting the proposed number of shares that would be reserved and issuable under the 2025 Plan, the Compensation Committee considered the future compensation needs of Axsome, guidelines issued by proxy advisory firms, Axsome’s historical equity compensation practices, and Axsome’s three-year average burn rate, dilution and overhang.

Historical Award Information

Overhang

As of March 31, 2025, there were 49,216,759 shares of our Common Stock outstanding. The closing price of our Common Stock as reported on the Nasdaq Global Market on March 31, 2025 was $116.63 per share. The following tables provide additional information regarding our outstanding awards and our overhang, or potential stockholder dilution.

Outstanding Award Type	Number of Shares (as of March 31, 2025)
Stock Options	8,289,857
Weighted Average Exercise Price	$48.97
Weighted Average Remaining Term (Years)	6.3
Restricted Stock Units	993,202
Performance Stock Units	64,281
Total Shares Subject to Outstanding Awards	9,347,340
Number of Shares Remaining Available for Grant(1)	2,484,203

(1)
Includes shares available for issuance under the 2015 Plan. Does not include shares available for issuance under our 2023 Employee Stock Purchase Plan.

3-Year Historical Burn Rate, Dilution and Overhang

The following table provides information regarding the grant of equity awards over the past three completed fiscal years and which we considered in setting the number of shares available for issuance under the 2025 Plan:

Key Equity Metrics	Fiscal Year 2024	Fiscal Year 2023	Fiscal Year 2022
Equity Burn Rate(1)	4%	6%	7%
Dilution(2)	25%	24%	24%
Overhang(3)	19%	20%	17%

(1)
Equity burn rate is calculated by dividing the number of shares issuable pursuant to equity awards granted during the fiscal year by the (basic) weighted-average number of common shares outstanding during the period.
(2)
Dilution is calculated by dividing the sum of (x) the number of shares issuable pursuant to equity awards outstanding at the end of the fiscal year plus (y) the number of shares available under the 2015 Plan for future grants, by the number of common shares outstanding at the end of the fiscal year.
(3)
Overhang is calculated by dividing the number of shares issuable pursuant to equity awards outstanding at the end of the fiscal year by the number of common shares outstanding at the end of the fiscal year.

Estimated Duration of Shares Available

The Compensation Committee and Board currently believe that the shares available for issuance under the 2025 Plan should result in an adequate number of shares of Common Stock for future awards for approximately three years. Expectations regarding future share usage under the 2025 Plan are based on a number of assumptions and there are a number of factors that could impact Axsome’s future equity share usage. Among the factors that will impact Axsome’s share usage are: changes in the number of eligible recipients, the rate of future compensation increases/changes in market grant values, the rate at which shares are returned to the 2025 Plan reserve through forfeitures, cancellations and the like, changes in the structure of Axsome’s long-term incentive programs, and our future stock price performance. While the Compensation Committee believes that the assumptions utilized are reasonable, future share usage will differ to the extent that actual events differ from our assumptions.

Summary of Principal Terms

The following summary describes the principal terms of the 2025 Plan. This summary is not intended to be complete and is qualified in its entirety by reference to the full text of the 2025 Plan, a copy of which is attached as Appendix A to this proxy statement.

Eligibility and Participation

The administrator selects the individuals who will participate in the 2025 Plan. Eligibility to participate is open to officers, directors and employees of, and other individuals who provide bona fide services to or for, us or any of our subsidiaries. The Board may also select as participants prospective officers, employees and service providers who have accepted an offer of employment or another service relationship from us or one of our subsidiaries. Any awards granted to such a prospect before the individual’s start date may not become vested or exercisable, and no shares may be issued to such individual, before the date the individual first commences performance of services with us. As of the date of this proxy statement, four non-employee directors and approximately 702 employees would be eligible to participate in the 2025 Plan.

Administration

The Compensation Committee will generally be the administrator of the 2025 Plan. Except as provided otherwise under the 2025 Plan, the administrator has plenary authority to grant awards pursuant to the terms of the 2025 Plan to eligible individuals, determine the types of awards and the number of shares covered by the awards, establish the terms and conditions for awards and take all other actions necessary or desirable to carry out the purpose and intent of the 2025 Plan.

The Compensation Committee may delegate to the officers and employees of Axsome limited authority to perform administrative actions under the 2025 Plan to assist in its administration to the extent permitted by applicable law and stock exchange rules. With respect to any award to which Section 16 of the Securities Exchange Act of 1934 (the “Exchange Act”) applies, the administrator shall consist of the Compensation Committee. Any member of the administrator who does not meet the foregoing requirements shall abstain from any decision regarding an award and shall not be considered a member of the administrator to the extent required to comply with Rule 16b-3 of the Exchange Act.

Shares Available Under the 2025 Plan

Subject to adjustments for changes in capitalization and the 2025 Plan’s share counting provisions described below, the shares of our Common Stock issuable pursuant to awards under the 2025 Plan will be shares authorized for issuance under our charter (including shares that are unissued, or issued and reacquired, including without limitation shares purchased in the open market or in private transactions). When the 2025 Plan first becomes effective, the number of shares of our Common Stock issuable pursuant to awards granted under the 2015 Plan (the “Share Pool”) will not exceed 2,500,000 shares.

Adjustments to Share Pool. Following the effective date of the 2025 Plan, the Share Pool will be adjusted as follows:

•
the Share Pool will be reduced by one share for each share of our Common Stock made subject to an award granted under the 2025 Plan;
•
the Share Pool will be increased by the number of unissued shares of our Common Stock underlying or used as a reference measure for any award or portion of an award granted under the 2025 Plan that is cancelled, forfeited, expired, terminated unearned or settled in cash, in any such case without the issuance of shares;
•
the Share Pool will be increased by the number of shares of our Common Stock that are forfeited back to us after issuance due to a failure to meet an award contingency or condition with respect to any award or portion of an award granted under our 2025 Plan;
•
the Share Pool will be increased by the number of shares of our Common Stock withheld or surrendered to us in payment of the exercise price of, or tax withholding obligation that arises in connection with, any award;
•
the Share Pool will be increased by the number of unissued shares of our Common Stock subject to outstanding awards under the 2015 Plan that, after the 2025 Plan becomes effective, are not issued because such award or any portion thereof expires or otherwise terminates without all of the shares having been issued, are not issued because the award or any portion thereof is settled in cash, are forfeited back to or repurchased by us because of the failure to meet a contingency or condition required for vesting, are withheld or surrendered to us in payment of the exercise price of, or tax withholding obligation that arises in connection with, such award, are subject to a stock appreciation right that are not issued in connection with its stock settlement or exercise, or are acquired by us on the open market or otherwise using cash proceeds of stock options granted under the 2015 Plan;
•
the Share Pool will be increased by the number of shares of our Common Stock subject to a stock appreciation right that are not issued in connection with its stock settlement or exercise; and
•
the Share Pool will be increased by the number of shares of our Common Stock acquired by us on the open market or otherwise using cash proceeds of stock options.

In the event of a merger, consolidation, stock rights offering, statutory share exchange or similar event affecting Axsome or a stock dividend, stock split, reverse stock split, separation, spinoff, reorganization, extraordinary dividend of cash or other property, share combination or subdivision, or recapitalization or similar event affecting the capital structure of Axsome, our Board will adjust the Share Pool proportionately to reflect the transaction or event. Similar adjustments will be made to the terms of outstanding awards.

ISO Award Limit. The maximum number of shares of our Common Stock that may be issued in connection with awards granted under the 2025 Plan that are intended to qualify as incentive stock options under Section 422 of the Code is equal to 2,500,000.

Types of Awards

The 2025 Plan enables the grant of stock options, stock appreciation rights, stock awards, stock units, performance shares, performance stock units, performance units and other stock-based awards, each of which may be granted separately or in tandem with other awards.

Stock Options and Stock Appreciation Rights. Stock options represent a right to purchase a specified number of shares of our Common Stock from us at a specified price during a specified period of time. Stock options may be granted in the form of incentive stock options, which are intended to qualify for favorable treatment for the recipient under U.S. federal tax law, or as nonqualified stock options, which do not qualify for this favorable tax treatment. Only employees of Axsome or its subsidiaries may receive tax-qualified incentive stock options within the U.S. The administrator may establish sub-plans under the 2025 Plan through which to grant stock options that qualify for preferred tax treatment for recipients in jurisdictions outside the U.S. Stock appreciation rights represent the right to receive an amount in cash, shares of our Common Stock or both equal to the fair market value of the shares subject to the award on the date of exercise minus the exercise price of the award. All stock options and stock appreciation rights must have a term of no longer than ten years’ duration. Stock options and stock appreciation rights must have an exercise price equal to or above the fair market value of our shares of Common Stock on the date of grant except with respect to stock options and stock appreciation rights that are granted in substitution of similar types of awards of a company acquired by us or an Affiliate, as defined in the 2025 Plan, or with which we or our Affiliate combine (whether in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, or otherwise) to preserve the intrinsic value of such awards.

Restricted Stock. Awards of restricted stock are actual shares of our Common Stock that are issued to a participant, but that are subject to forfeiture if the participant does not remain employed by us for a certain period of time and/or if certain performance goals are not met. Except for these restrictions and any others imposed by the administrator, the participant will generally have all of the rights of a stockholder with respect to the restricted stock, including the right to vote the restricted stock, but will not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of restricted stock before the risk of forfeiture lapses.

As noted below, dividends declared payable on shares of restricted stock that are granted subject to a risk of forfeiture conditioned on continued service over a period of time or the satisfaction of performance goals will be held by us and made subject to forfeiture at least until the applicable service period has lapsed, the applicable performance goal has been achieved and the vesting of such shares of restricted stock has been satisfied.

Restricted Stock Units. An award of restricted stock units represents a contractual obligation of Axsome to deliver a number of shares of our Common Stock, an amount in cash equal to the fair market value of the specified number of shares subject to the award, or a combination of shares and cash. Until shares of our Common Stock are issued to the participant in settlement of stock units, the participant shall not have any rights of a stockholder of Axsome with respect to the stock units or the shares issuable thereunder. Vesting of restricted stock units may be subject to performance goals, the continued service of the participant or both. The administrator may provide that dividend equivalents will be paid or credited with respect to restricted stock units, but as noted below such dividend equivalents will be held by us and made subject to forfeiture at least until any applicable performance goal related to the restricted stock units or other service-based restriction applicable to such restricted stock units has been satisfied.

Performance Shares, Performance Stock Units and Performance Units. An award of performance shares, as that term is used in the 2025 Plan, refers to shares of our Common Stock or stock units that are expressed in terms of our Common Stock, the issuance, vesting, lapse of restrictions or payment of which is contingent on performance as measured against predetermined objectives over a specified performance period. An award of performance stock units, as that term is used in the 2025 Plan, refers to units that are expressed in terms of our Common Stock, the issuance, vesting, lapse of restrictions or payment of which is contingent on performance as measured against predetermined objectives over a specified performance period. An award of performance units, as that term is used in the 2025 Plan, refers to dollar-denominated units valued by reference to designated criteria established by the administrator, other than our Common Stock, whose issuance, vesting, lapse of restrictions or payment is contingent on performance as measured against predetermined objectives over a specified performance period. The applicable award agreement will specify whether performance shares, performance stock units and performance units will be settled or paid in cash or shares of our Common Stock or a combination of both, or will reserve to the administrator or the participant the right to make that determination prior to or at the payment or settlement date.

The administrator will, prior to or at the time of grant, condition the grant, vesting or payment of, or lapse of restrictions on, an award of performance shares or performance units upon (A) the attainment of performance goals during a performance period or (B) the attainment of performance goals and the continued service of the participant. The length of the performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be conclusively determined by the administrator in the exercise of its absolute discretion. Performance goals may include minimum, maximum and target levels of performance, with the size of the award or payout of performance shares or performance units or the vesting or lapse of restrictions with respect thereto based on the level attained. An award of performance shares or performance units will be settled as and when the award vests or at a later time specified in the award agreement or in accordance with an election of the participant, if the administrator so permits, that meets the requirements of Section 409A of the Code.

Performance goals applicable to performance-based awards are based on performance metrics selected by the administrator. For this purpose, performance metrics mean any criteria established by the administrator, including but not limited to, the following, as it may apply to individual, one or more business units, divisions, or Affiliates, or on a company-wide basis, and in absolute terms, relative to a base period, or relative to the performance of one or more comparable companies, peer groups, or an index covering multiple companies:

•
Earnings or Profitability Metrics: any derivative of revenue; earnings/loss (gross, operating, net, or adjusted); earnings/loss before interest and taxes (“EBIT”); earnings/loss before interest, taxes, depreciation and amortization (“EBITDA”); profit margins; operating margins; combined ratio; expense levels or ratios; provided that any of the foregoing metrics may be adjusted to eliminate the effect of any one or more of the following: interest expense, asset impairments or investment losses, early extinguishment of debt or stock-based compensation expense;
•
Return Metrics: any derivative of return on investment, assets, equity or capital (total or invested);
•
Investment Metrics: relative risk-adjusted investment performance; investment performance of assets under management;
•
Cash Flow Metrics: any derivative of operating cash flow; cash flow sufficient to achieve financial ratios or a specified cash balance; free cash flow; cash flow return on capital; net cash provided by operating activities; cash flow per share; working capital;
•
Liquidity Metrics: any derivative of debt leverage (including debt to capital, net debt-to-capital, debt-to-EBITDA or other liquidity ratios);
•
Stock Price and Equity Metrics: any derivative of return on stockholders’ equity; total stockholder return; stock price; stock price appreciation; market capitalization; earnings/loss per share (basic or diluted) (before or after taxes); and/or
•
Other: any other performance goals or metrics selected by the administrator.

Other Stock-Based Awards. The administrator may from time-to-time grant to eligible individuals awards in the form of our Common Stock or any other award that is valued in whole or in part by reference to, or is otherwise based upon, shares of our Common Stock. Other Stock-Based Awards in the form of dividend equivalents may be (A) awarded on a free-standing basis or in connection with another award other than a stock option or stock appreciation right, (B) paid currently or credited to an account for the participant, including the reinvestment of such credited amounts in Common Stock equivalents, to be paid on a deferred basis, and (C) settled in cash or our Common Stock as determined by the administrator; provided, however, that as noted below, dividend equivalents payable on Other Stock-Based Awards that are granted as a performance award or restricted award shall, rather than be paid on a current basis, be accrued and made subject to forfeiture at least until the applicable performance goal or service-based restrictions related to such Other Stock-Based Awards has been satisfied, as applicable. Any such settlements, and any such crediting of dividend equivalents, may be subject to such conditions, restrictions and contingencies as the administrator may establish.

Prohibition on Reload Options. The administrator is prohibited from granting stock options under the 2025 Plan that contain a reload or replenishment feature. A reload or replenishment feature means that if an option holder delivers shares of our Common Stock to us in payment of the exercise price or any tax withholding obligation upon exercise of an outstanding stock option, we grant to that option holder a new at-the-market option for the number of shares that he or she delivered.

Prohibition on Repricing. Except in connection with a corporate transaction involving Axsome (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of stock options and stock appreciation rights granted under the 2025 Plan may not be amended, after the date of grant, to reduce the exercise price of such stock options or stock appreciation rights, nor may outstanding stock options or stock appreciation rights with an exercise price greater than the then-current fair market value of a shares of Common Stock be canceled in exchange for (i) cash, (ii) stock options or stock appreciation rights with an exercise price that is less than the exercise price of the original outstanding stock options or stock appreciation rights, or (iii) other awards, unless such action is approved by our stockholders.

Dividend and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to an award, as determined by the administrator and contained in the applicable award agreement. However, no dividends or dividend equivalents may be paid with respect to any shares before the date such shares have vested under the terms of such award agreement, any dividends or dividend equivalents that are credited with respect to any shares will be subject to all of the terms and conditions applicable to such shares under the terms of the applicable award agreement (including any vesting conditions), and any dividends or dividend equivalents that are credited with respect to any shares will be forfeited to Axsome on the date, if any, such shares are forfeited to or repurchased by Axsome due to a failure to meet any vesting conditions under the terms of such award agreement. No dividends or dividend equivalents may be granted in connection with stock options or stock appreciation rights.

Non-Employee Director Limits

The administrator may establish compensation for directors who are not employees of Axsome or any of our Affiliates or the non-employee directors, from time to time, provided that the sum of any cash compensation and the grant date fair value of awards granted under the 2025 Plan to a non-employee director as compensation for services as a non-employee director during any calendar year may not exceed $750,000 for an annual grant, provided however that in a non-employee’s director first year of service, compensation for services may not exceed $1,500,000. The administrator may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the administrator may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation or in other compensation decisions involving non-employee director.

Adjustments to Awards for Corporate Transactions and Other Events

Mandatory Adjustments. In the event of a merger, consolidation, stock rights offering, statutory share exchange or similar event affecting us (a “Corporate Event”) or a stock dividend, stock split, reverse stock split, separation, spinoff, reorganization, extraordinary dividend of cash or other property, share combination or subdivision, or recapitalization or similar event affecting the capital structure of Axsome, the administrator will make such equitable and appropriate substitutions or proportionate adjustments to:

•
the aggregate number and kind of shares of Common Stock or other securities on which awards under the 2025 Plan may be granted to eligible individuals;
•
the maximum number of shares of Common Stock or other securities that may be issued with respect to incentive stock options granted under the 2025 Plan;
•
the number of shares of Common Stock or other securities covered by each outstanding award and the exercise price, base price or other price per share, if any, and other relevant terms of each outstanding award; and
•
all other numerical limitations relating to awards, whether contained in the 2025 Plan or in award agreements.

Discretionary Adjustments. In addition to the adjustments specified above, in the case of Corporate Events, the administrator may make such other adjustments to outstanding awards as it determines to be appropriate and desirable, which adjustments may include, without limitation, (i) the cancellation of outstanding awards in exchange for payments of cash, securities or other property or a combination thereof having an aggregate value equal to the value of such awards, (ii) the substitution of securities or other property (including, without limitation, cash or other securities of Axsome and securities of entities other than Axsome) for the shares of Common Stock subject to outstanding awards, and (iii) the substitution of equivalent awards, as determined in the sole discretion of the administrator, of the surviving or successor entity or a parent thereof. The administrator may, in its discretion, adjust the performance goals applicable to any awards to reflect any unusual or non-recurring events and other extraordinary items, impact of charges for restructurings, discontinued operations and the cumulative effects of accounting or tax changes.

Treatment of Awards upon Dissolution or Liquidation or a Change in Control

Dissolution or Liquidation. Unless the administrator determines otherwise, all awards outstanding under the 2025 Plan will terminate upon the dissolution or liquidation of Axsome.

Change in Control - Termination of Awards. Outstanding Awards will terminate upon the effective time of such change in control unless provision is made in connection with the transaction for the continuation or assumption of such awards by, or for the issuance therefor of substitute awards of, the surviving or successor entity or a parent thereof. Solely with respect to awards that will terminate as a result of the immediately preceding sentence and except as otherwise provided in the applicable award agreement: (i) the outstanding awards of stock options and stock appreciation rights that will terminate upon the effective time of the change in control will, immediately before the effective time of the change in control, become fully exercisable and the holders of such Awards will be permitted, immediately before the change in control, to exercise the Awards; (ii) the outstanding shares of restricted stock the vesting or restrictions on which are then solely time-based and not subject to achievement of performance goals will, immediately before the effective time of the change in control, become fully vested, free of all transfer and lapse restrictions and free of all risks of forfeiture; (iii) the outstanding shares of restricted stock the vesting or restrictions on which are then subject to and pending achievement of performance goals shall, immediately before the effective time of the change in control and unless the award agreement provides for vesting or lapsing of restrictions in a greater amount upon the occurrence of a change in control, become vested, free of transfer and lapse restrictions and risks of forfeiture in such amounts as if the applicable performance goals for the unexpired performance period had been achieved at the target level set forth in the applicable award agreement; (iv) the outstanding restricted stock units, performance shares and performance units the vesting, earning or settlement of which is then solely time-based and not subject to or pending achievement of performance goals shall, immediately before the effective time of the change in control, become fully earned and vested and shall be settled in cash or shares of Common Stock (consistent with the terms of the award agreement after taking into account the effect of the change in control transaction on the shares) as promptly as is practicable, subject to any applicable limitations imposed thereon by Section 409A of the Code; and (v) the outstanding restricted stock units, performance shares and performance units the vesting, earning or settlement of which is then subject to and pending achievement of performance goals shall, immediately before the effective time of the change in control and unless the award agreement provides for vesting, earning or settlement in a greater amount upon the occurrence of a change in control, become vested and earned in such amounts as if the applicable performance goals for the unexpired performance period had been achieved at the target level set forth in the applicable award agreement and shall be settled in cash or shares of Common Stock (consistent with the terms of the award agreement after taking into account the effect of the change in control transaction on the shares) as promptly as is practicable, subject to any applicable limitations imposed thereon by Section 409A of the Code.

Change in Control - Continuation, Assumption or Substitution of Awards. The administrator may specify, on or after the date of grant, in an award agreement or amendment thereto, the consequences of a participant’s termination of service that occurs coincident with or following the occurrence of a change in control, if a change in control occurs and in connection with the transaction outstanding awards are continued or assumed by, or replacement awards are issued by, the surviving or successor entity or a parent thereof.

Under the terms of the 2025 Plan, a change in control is generally defined as (i) any acquisition by a person or entity of more than 50% of the total voting power of Axsome’s stock, with certain exceptions, (ii) a contested change in the majority of the Board members within a 12-month period or (iii) acquisition by a person or entity over a 12-month period of assets from Axsome that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of Axsome immediately prior to such acquisitions.

Amendment and Termination

Our Board may terminate, amend or modify the 2025 Plan or any portion of it at any time, subject to such restrictions on amendments and modifications as may apply under applicable laws or listing rules. No such amendment may be made without the approval of our stockholders, however, to the extent such amendment would (i) materially increase the benefits accruing to participants under the 2025 Plan, (ii) materially increase the number of shares of our Common Stock which may be issued under the 2025 Plan or to a participant, (iii) materially expand the eligibility for participation in the 2025 Plan, (iv) eliminate or modify the prohibition on repricing of stock options and stock appreciation rights, (v) lengthen the maximum term or lower the minimum exercise price or base price permitted for stock options and stock appreciation rights, or (vi) modify the limitation on the issuance of reload or replenishment options.

The 2025 Plan will remain in effect, subject to the right of our Board to amend or terminate the 2025 Plan at any time, until the earlier of (i) the earliest date as of which all awards granted under the 2025 Plan have been satisfied in full or terminated and no shares of Common Stock approved for issuance remain available to be granted under new awards or (ii) June 6, 2035.

Material U.S. Federal Income Tax Consequences of the 2025 Plan

The following discussion is intended only as a general summary of the material U.S. federal income tax consequences of awards issued under the 2025 Plan, based upon the provisions of the Code as of the date of this proxy statement, for the purposes of stockholders considering how to vote on this proposal. It is not intended as tax guidance to participants in the 2025 Plan. This summary does not take into account certain circumstances that may change the income tax treatment of awards for individual participants, and it does not describe the state income tax consequences of any award or the taxation of awards in jurisdictions outside of the U.S.

Stock Options and Stock Appreciation Rights. The grant of a stock option or stock appreciation right generally has no income tax consequences for a participant or Axsome. Likewise, the exercise of an incentive stock option generally does not have income tax consequences for a participant or Axsome, except that it may result in an item of adjustment for alternative minimum tax purposes for the participant. A participant usually recognizes ordinary income upon the exercise of a nonqualified stock option or stock appreciation right equal to the fair market value of the shares or cash payable (without regard to income or employment tax withholding) minus the exercise price, if applicable. We should generally be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonqualified stock option or stock appreciation right.

If a participant holds the shares acquired under an incentive stock option for the time specified in the Code (at least two years measured from the grant date and one year measured from the exercise date), any gain or loss arising from a subsequent disposition of the shares will be taxed as long-term capital gain or loss. If the shares are disposed of before the holding period is satisfied, the participant will recognize ordinary income equal to the lesser of (1) the amount realized upon the disposition and (2) the fair market value of such shares on the date of exercise minus the exercise price paid for the shares. Any ordinary income recognized by the participant on the disqualifying disposition of the shares generally entitles us to a deduction for federal income tax purposes. Any disposition of shares acquired under a nonqualified stock option or a stock appreciation right will generally result only in capital gain or loss for the participant, which may be short- or long-term, depending upon the holding period for the shares.

Full Value Awards. Any cash and the fair market value of any shares of Common Stock received by a participant under a full value award are generally includible in the participant’s ordinary income. In the case of restricted stock awards, this amount is includible in the participant’s income when the awards vest, unless the participant has filed an election with the IRS to include the fair market value of the restricted shares in income as of the date the award was granted. In the case of restricted stock units, performance shares and performance units, generally the value of any cash and the fair market value of any shares of Common Stock received by a participant are includible in income when the awards are paid.

Deductibility of Compensation. Axsome generally is entitled to a deduction equal to the amount included in the ordinary income of participants and does not receive a deduction for amounts that are taxable to participants as capital gain.

Section 162(m) of the Code. Code Section 162(m) denies a deduction to any publicly-held corporation for compensation paid to certain employees in a taxable year to the extent that compensation to the certain employee exceeds $1,000,000.

Section 409A of the Code. The foregoing discussion of tax consequences of awards under the 2025 Plan assumes that the award discussed is either not considered a “deferred compensation arrangement” subject to Section 409A of the Code or has been structured to comply with its requirements. If an award is considered a deferred compensation arrangement subject to Section 409A but fails to comply, in operation or form, with the requirements of Section 409A, the affected participant would generally be required to include in income when the award vests the amount deemed “deferred,” would be required to pay an additional 20% income tax on such amount, and would be required to pay interest on the tax that would have been paid but for the deferral.

New Plan Benefits

No awards made under the 2025 Plan prior to the date of the Annual Meeting were granted subject to stockholder approval of this Proposal No. 2. Future awards under the 2025 Plan will be subject to the discretion of the Board or Compensation Committee and will depend on a variety of factors, including the value of our Common Stock at the time of grant, as well as company, divisional, and individual performance. Accordingly, it is not possible to determine the future benefits that would be received under the 2025 Plan, other than with respect to the annual equity grants made to our non-employee directors. See “Director Compensation” in this Proxy Statement.

Vote Required

Assuming a quorum is present at the Annual Meeting, the affirmative vote of a majority of votes cast by holders of common stock either present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter thereon is required to approve the amendment to the 2025 Plan.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2025 LONG-TERM INCENTIVE PLAN.

PROPOSAL THREE

RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

Our Audit Committee has appointed the firm of Deloitte & Touche LLP (“Deloitte”), independent registered public accountants, to audit our financial statements for the year ending December 31, 2025. Deloitte has been our auditor since June 30, 2023.

Notwithstanding its selection and even if our stockholders ratify the selection, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of Axsome and its stockholders. At the Annual Meeting, the stockholders are being asked to ratify the appointment of Deloitte as our independent registered public accounting firm for the year ending December 31, 2025. Our Audit Committee is submitting the selection of Deloitte to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of Deloitte will be present at the Annual Meeting, and they will have an opportunity to make statements and will be available to respond to appropriate questions from stockholders.

If this proposal does not receive the affirmative approval of a majority of the votes cast on the proposal, the Audit Committee would reconsider the appointment.

Change of Independent Registered Public Accounting Firm

In June 2023, our Audit Committee approved the engagement of Deloitte as our independent registered public accounting firm for the year ending December 31, 2023, and notified Ernst & Young LLP (“EY”) of Deloitte’s appointment. Deloitte’s engagement as our independent registered public accounting firm began, and EY’s engagement ended, effective June 30, 2023 (the “Engagement Date”).

EY’s reports on our consolidated financial statements for each of our fiscal years ended December 31, 2022 and 2021 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During our fiscal years ended December 31, 2022 and 2021, and through the Engagement Date: (i) there were no disagreements between us and EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to EY’s satisfaction, would have caused EY to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(1)(v) of Regulation S-K, we provided EY with a copy of our Current Report on Form 8-K containing substantially the same disclosures as above and requested that EY furnish us with a letter addressed to the SEC stating whether it agreed with the disclosures. A copy of EY’s letter dated June 26, 2023 is filed as 16.1 to the Form 8-K filed on June 26, 2023.

During the years ended December 31, 2022 and 2021, and prior to the Engagement Date, neither we nor anyone acting on our behalf consulted with Deloitte regarding either (i) the application of accounting principles to a specific, completed or proposed transaction, or the type of audit opinion that might be rendered on our financial statements or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Principal Accounting Fees and Services

The following table sets forth all fees paid or accrued by us for professional audit services and other services rendered by Deloitte & Touche LLP during the years ended December 31, 2024 and 2023.

	2024	2023
Audit Fees(1)	$1,591,189	$1,240,681
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	2,063	1,895
Total Fees	$1,593,252	$1,242,576

(1)
Audit Fees: Consist of fees for professional services provided by Deloitte & Touche LLP in connection with the audit of our financial statements, review of our quarterly financial statements, and related services that are normally provided in connection with statutory and regulatory filings or engagements.
(2)
Audit-Related Fees: Consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, including, but not limited to, the review of registration statements.
(3)
Tax Fees: Consist of fees for professional services in connection with tax compliance, tax planning, and tax advice, including, but not limited to, foreign tax return preparation and requests for rulings or technical advice from tax authorities.
(4)
All Other Fees: Consist of the aggregate fees billed for any other products and services performed by the principal accountant.

Pre-Approval of Audit and Non-Audit Services

Consistent with requirements of the SEC and the Public Company Accounting Oversight Board regarding auditor independence, our Audit Committee is responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. In recognition of this responsibility, the charter of our Audit Committee requires that the Audit Committee pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. The chair of the Audit Committee has been delegated authority to pre-approve audit and permissible non-audit services between meetings of the Audit Committee. Any service that is approved pursuant to the delegation is reported to the Full Audit Committee at its next scheduled meeting. These services may include audit services, audit-related services, tax services and other services. All audit and non-audit fees were approved by the Audit Committee in 2024.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2025.

PROPOSAL FOUR

ADVISORY VOTE ON THE COMPENSATION OF

OUR NAMED EXECUTIVE OFFICERS

General

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 provides the Company’s stockholders with the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules. Our Board of Directors determined to follow our stockholders’ recommendations and to include an annual stockholders advisory vote on the compensation of the Company’s named executive officers.

We are asking our stockholders to approve, on a non-binding advisory basis, the compensation of our named executive officers, as disclosed in the Compensation Discussion and Analysis section of this proxy statement and the related compensation tables and disclosure.

As described below in the Compensation Discussion and Analysis section of this proxy statement, the executive officer compensation programs are designed to support our business goals and to promote short- and long-term profitable growth. We urge stockholders to read the “Compensation Discussion and Analysis” section of this proxy statement, which describes our executive compensation policies, and to review the other related compensation tables and narratives, which provide detailed information on the compensation of our named executive officers. Our Compensation Committee believes that our policies and procedures are effective in fulfilling our objectives and that the compensation of our named executive officers reported in this proxy statement has supported and contributed to our recent and long-term success.

Proposal Four, commonly known as a “say on pay” vote, gives stockholders the opportunity to endorse or not endorse the compensation of our executives as disclosed in this proxy statement. This proposal will be presented at the Annual Meeting as a resolution in substantially the following form:

RESOLVED, that the stockholders approve the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in the compensation tables and related narrative disclosure in our proxy statement for the Annual Meeting.

This vote will not be binding on our Board of Directors and may not be construed as overruling a decision by our Board of Directors or creating or implying any change to the fiduciary duties of our Board of Directors. The vote will not affect any compensation previously paid or awarded to any executive. Our Compensation Committee and our Board of Directors may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE

APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED

EXECUTIVE OFFICERS.

CORPORATE GOVERNANCE

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers, and directors, including those officers responsible for financial reporting. Our Code of Business Conduct and Ethics is available on our website at www.axsome.com. We intend to disclose any amendments to the code, or any waivers of its requirements, on our website. We intend to disclose, to the extent required by applicable rules and regulations, future amendments to, or waivers of, our Code of Business Conduct and Ethics, at the same location on our website identified above and also in public filings we will make with the SEC. Information contained on our website is not incorporated by reference into this proxy, and you should not consider information contained on our website to be part of this proxy or in deciding whether to purchase shares of our common stock.

Board Composition

Our Board of Directors currently consists of five members, each of whom is elected pursuant to the board composition provisions of our amended and restated certificate of incorporation. Our Nominating and Corporate Governance Committee and Board of Directors may consider a broad range of factors relating to the qualifications and background of nominees, which may include diversity, which is not only limited to race, gender identity, sexual orientation, or national origin, but also includes diversity of age, background and business experience. We have no formal policy regarding board diversity. Our Nominating and Corporate Governance Committee’s and Board of Directors’ priority in selecting board members is identification of persons who will further the interests of our stockholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members, and professional and personal experiences and expertise relevant to our growth strategy.

Director Independence

Under the listing requirements and rules of The Nasdaq Global Market (“Nasdaq”), independent directors must compose a majority of our Board of Directors. In addition, applicable Nasdaq rules require that, each member of our Audit, Compensation, and Nominating and Corporate Governance Committees must be independent within the meaning of applicable Nasdaq rules. Audit Committee members must also satisfy the heightened independence criteria set forth in Rule 10A-3 under the Exchange Act, as described below.

Our Board of Directors undertook a review of the independence of each director and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. In making this determination, our Board of Directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director and the association of our directors with the holders of more than 5% of our common stock.

As a result of this review, our Board of Directors determined that Dr. Coleman, Dr. Jeffs, Dr. Mahony, and Mr. Saad qualify as “independent” directors within the meaning of the Nasdaq rules. As required under applicable Nasdaq rules, we anticipate that our independent directors will meet in regularly scheduled executive sessions at which only independent directors are present. There are no family relationships among any of our directors or executive officers.

Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an Audit Committee of a listed company may not, other than in his or her capacity as a member of the Audit Committee, the Board of Directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries, or be an affiliated person of the listed company or any of its subsidiaries. Each of Dr. Coleman, Dr. Jeffs, Dr. Mahony, and Mr. Saad qualify as an independent director pursuant to Rule 10A-3.

Board Leadership Structure

The positions of Chief Executive Officer and Chairman of the Board are both currently held by Dr. Tabuteau. Our Board of Directors has also appointed a Lead Director, Dr. Coleman. The Lead Director’s responsibilities include: (1) coordinating the scheduling and preparation of agendas for the executive sessions of the Board of Directors and other meetings of the Board of Directors in the absence of the Chairman of the Board; (2) chairing executive sessions of the Board of Directors and other meetings of the Board of Directors in the absence of the Chairman of the Board; (3) approving information sent to the Board of Directors; (4) serving as a liaison between the Chairman of the Board and the other independent directors; (5) approving the meeting agendas for the board and approving the meeting schedules of the Board of Directors to assure that there is sufficient time for discussion of all agenda items; and (6) if requested by major stockholders, ensuring that he or she will be available for consultation and direct communication with such major stockholders. The Lead Director has the authority to call meetings of the independent directors. Our Board of Directors believes that this combined role of Chairman and Chief Executive Officer, coupled with a Lead Director, is currently the most effective leadership structure for our company and is in the best interests of our stockholders. In considering its leadership structure, our Board of Directors believes that the combined roles of Chairman and Chief Executive Officer are appropriately balanced by the designation of a Lead Director with substantive responsibilities, the majority of independent directors that comprise our Board of Directors, and our Company’s strong corporate governance policies and procedures.

We have a separate chair for each committee of our Board of Directors. The chairs of each committee are expected to report regularly throughout the year to our Board of Directors on the activities of their committee in fulfilling their responsibilities as detailed in their respective charters or specify shortcomings, if any.

Our Board of Directors has concluded that our current leadership structure is appropriate at this time. However, our Board of Directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Board Committees

Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which operates pursuant to a charter adopted by our Board of Directors. The composition and functioning of all of our committees complies with all applicable requirements of the Sarbanes-Oxley Act of 2002, Nasdaq and SEC rules and regulations.

Audit Committee. Dr. Coleman, Dr. Jeffs, Dr. Mahony, and Mr. Saad currently serve on the Audit Committee, which is chaired by Mr. Saad. Our Board of Directors has determined that each of the members of our Audit Committee satisfies Nasdaq and SEC independence requirements, and that Mr. Saad qualifies as an Audit Committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of the Nasdaq listing standards. The Audit Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq and which is available on our website at www.axsome.com. The inclusion of our website address here and elsewhere in this proxy does not include or incorporate by reference the information on our website into this proxy. Our Audit Committee met four times during the year ended December 31, 2024. The Audit Committee’s responsibilities include:

•
appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
•
pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;
•
reviewing the overall audit plan with the independent registered public accounting firm and members of management responsible for preparing our financial statements;
•
reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;
•
coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;
•
establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;
•
recommending based upon the Audit Committee’s review and discussions with management and the independent registered public accounting firm whether our audited financial statements shall be included in our Annual Report on Form 10-K;
•
monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters and other matters;
•
reviewing and discussing the Company’s information security and technology risks (including cybersecurity), and including the Company’s information security and risk management programs;
•
preparing the Audit Committee report required by SEC rules to be included in our annual proxy statement;

•
reviewing all related person transactions for potential conflict of interest situations, approving all such transactions, and keeping our independent registered public accounting firm aware of such transactions; and
•
reviewing quarterly earnings releases.

Compensation Committee. Dr. Coleman, Dr. Jeffs, Dr. Mahony, and Mr. Saad currently serve on the Compensation Committee, which is chaired by Dr. Coleman. Our Board of Directors has determined that each of the members of our Compensation Committee satisfies Nasdaq and SEC independence requirements. The Compensation Committee operates under a written charter that satisfies the applicable standards of Nasdaq and which is available on our website at www.axsome.com. The inclusion of our website address here and elsewhere in this proxy does not include or incorporate by reference the information on our website into this proxy. Our Compensation Committee met six times during the year ended December 31, 2024. The Compensation Committee’s responsibilities include:

•
annually reviewing and making recommendations to the Board of Directors with respect to corporate goals and objectives relevant to the compensation of our chief executive officer;
•
evaluating the performance of our chief executive officer in light of such corporate goals and objectives and making recommendations to the Board of Directors with respect to the compensation of our chief executive officer;
•
reviewing and approving the compensation of our other executive officers;
•
reviewing and making recommendations to the Board of Directors regarding the compensation of non-employee directors, the components and amounts thereof, and directors’ and officer’s indemnification and insurance matters;
•
reviewing and establishing our overall management compensation, philosophy and policy;
•
overseeing and administering our compensation and similar plans;
•
reviewing and approving our policies and procedures for the grant of equity-based awards;
•
reviewing and discussing with management the compensation discussion and analysis to be included in our annual proxy statement or Annual Report on Form 10-K; and
•
hiring third party compensation consultants to review and make recommendations on the compensation of directors, executive officers and other key officers.

During the fiscal years ended December 31, 2024 and December 31, 2023, our Compensation Committee retained Frederic W. Cook & Co., Inc. (“FW Cook”) to review our compensation program and to provide them with independent compensation data and analysis. In connection with this analysis, FW Cook and the Compensation Committee reviewed each component of compensation paid to our non-employee directors and executive officers against comparable positions at companies that were determined by FW Cook to be similar in scope of operation to Axsome. FW Cook reports directly and exclusively to the Compensation Committee. Our Compensation Committee analyzed whether the work of FW Cook as a compensation consultant has raised any conflict of interest, and, based on its analysis, determined that the work of FW Cook and the individual compensation advisors employed by FW Cook as compensation consultants has not created any conflict of interest and the Compensation Committee is satisfied with the independence of FW Cook.

Nominating and Corporate Governance Committee. Dr. Coleman, Dr. Jeffs, Dr. Mahony, and Mr. Saad currently serve on the Nominating and Corporate Governance Committee, which is chaired by Dr. Jeffs. Our Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is “independent” as defined in applicable Nasdaq rules. The Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable standards of Nasdaq and which is available on our website at www.axsome.com. The inclusion of our website address here and elsewhere in this proxy does not include or incorporate by reference the information on our website into this proxy. Our Nominating and Corporate Governance Committee met twice during the year ended December 31, 2024. The Nominating and Corporate Governance Committee’s responsibilities include:

•
developing and recommending to the Board of Directors criteria for board and committee membership;
•
establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;
•
reviewing the size and composition of the Board of Directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;
•
identifying individuals qualified to become members of the Board of Directors;
•
recommending to the Board of Directors the persons to be nominated for election as directors and to each of the Board of Director’s committees;
•
developing and recommending to the Board of Directors a code of business conduct and ethics and a set of corporate governance guidelines;
•
overseeing the Company’s corporate governance practices and procedures;
•
developing independence standards applicable to members of the Board of Directors;

•
developing orientation and continuing education programs for members of the Board of Directors;
•
overseeing the Company’s disclosure policy committee;
•
reviewing any director resignation letter tendered to the Company and evaluating and recommending to the Board of Directors whether such resignation should be accepted;
•
reviewing and discussing with the Board of Directors corporate succession plans for the chief executive officer and other key officers;
•
overseeing the Company’s environmental, social, and governance strategy and reporting as well as corporate citizenship matters;
•
overseeing the Company’s policies and practices related to human capital management, which may include, but is not limited to, culture, diversity, equity and inclusion, pay equity, and talent management;
•
developing a mechanism by which violations of the Code of Business Conduct and Ethics can be reported in a confidential manner; and
•
overseeing the evaluation of the Board of Directors and management.

Our Board of Directors may from time to time establish other committees.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee has at any time during the prior three years been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

Meetings of the Board of Directors

The full Board of Directors met six times during the year ended December 31, 2024 and also acted via unanimous written consent multiple times during the year as needed. No director attended fewer than 75% of the total number of meetings of the Board of Directors and of any committees of the Board of Directors of which he or she was a member during our fiscal year ended December 31, 2024.

It is our policy that directors are invited and encouraged to attend our annual meetings of stockholders.

Board Oversight of Risk

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our operations, strategic direction and intellectual property as more fully discussed under the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K. Management is responsible for the day-to-day management of risks we face, while our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The role of the Board of Directors in overseeing the management of our risks is conducted primarily through committees of the Board of Directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. For example, our Audit Committee is responsible for overseeing the management of risks associated with our financial reporting, accounting and auditing matters, regulatory and legal compliance, and cybersecurity; our Compensation Committee oversees major risks associated with our compensation policies and programs; and our Nominating and Corporate Governance Committee oversees the management of risks associated with director independence, conflicts of interest, composition and organization of our Board of Directors and director succession planning. The full Board of Directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on Axsome, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairman of the relevant committee reports on the discussion to the full Board of Directors during the committee reports portion of the next board meeting. This enables the Board of Directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Commitment to Corporate Responsibility

Axsome’s corporate responsibility is fundamental to our long-term success. It is also now more than ever important to our stakeholders. We have a commitment to environmental, social, and governance (“ESG”) issues. You can learn more about our ESG practices by visiting www.axsome.com/ESG. The Nominating and Corporate Governance Committee has been tasked with responsibility for ESG oversight.

Environmental Factors: As we continue to expand our operations, we have initiated certain projects to begin tracking our environmental impact, and where feasible, have taken measures to increase our sustainability efforts. Some of our efforts include our commitment to reduce, reuse or recycle where possible or appropriate, and energy efficient projects to lower energy use within our office areas.

Social Factors: Our future performance depends significantly upon the continued service of our key employees and personnel and our continued ability to attract and retain highly skilled employees. We provide our employees with competitive salaries and bonuses, opportunities for equity ownership, development programs that enable continued learning and growth and a robust employment package that promotes well-being across all aspects of their lives. In addition to salaries, these programs include potential annual discretionary bonuses for our non-sales staff, potential quarterly incentive compensation for our sales staff, stock awards, a 401(k) plan which includes employer contributions, healthcare and insurance benefits, health savings and flexible spending accounts, paid time off, family leave, and flexible work schedules, among other benefits.

Diversity and Inclusion: We strive to invest in and create ongoing opportunities for employee development to ensure a respectful, diverse and inclusive environment in which each team member plays a unique and vital role. It starts at the top, where 40% of the members of our Board identify as a member of an underrepresented racial minority group (those self-identifying as African American, Hispanic or Latino, Asian, or being two or more races or ethnicities), including our CEO. We believe that a diverse workforce not only positively impacts our performance and strengthens our culture, but it also cultivates an essential pipeline of experienced leaders for management. We are committed to building a diverse and inclusive environment for everyone, as we believe this fosters greater innovation and furthers our mission. As of April 1, 2025, women make up approximately 54% of our global workforce and constitute approximately 30% of management. As of April 1, 2025, employees who identify as a member of an underrepresented racial minority group make up approximately 27% of our global workforce and approximately 40% of management (5% of our employees declined to self-identify, or otherwise did not provide us with this information).

Ethics and Corporate Governance: We aspire to maintain the highest ethical standards. All of our employees are required to adhere to our Code of Business Conduct and Ethics, which provides, among other things, that all of our employees, officers and directors must (i) act with integrity and observe the highest ethical standards of business conduct in his or her dealings with our customers, suppliers, partners, service providers, competitors, employees and anyone else with whom he or she has contact in the course of performing his or her job, and (ii) conduct relationships with colleagues and business relationships with competitors, suppliers and customers free of any discrimination, including based on race, color, creed, religion, age, gender identity, sexual orientation, national origin, marital status, veteran status, handicap or disability.

We are committed to an ongoing focus on ESG issues during 2025 and beyond.

Director Nomination Process

In considering whether to recommend any candidate for inclusion in our Board of Directors’ slate of recommended directors, including candidates recommended by stockholders, the Nominating and Corporate Governance Committee applies a certain set of criteria, including, but not limited to, the candidate’s integrity, business acumen, experience, commitment, diligence, conflicts of interest and the ability to act in the interests of all stockholders. We believe that the value of diversity on the Board of Directors should be considered by the Nominating and Corporate Governance Committee in the director identification and nomination process. The Nominating and Corporate Governance Committee seeks nominees with a broad diversity of experience, professions, skills, geographic representation and backgrounds. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant breadth of experience, knowledge and abilities that will allow our Board of Directors to fulfill its responsibilities. Nominees are not discriminated against on the basis of race, religion, national origin, sex, gender identity, sexual orientation, disability or any other basis proscribed by law.

Director Compensation

Each year, the Board of Directors determines non-employee director compensation based upon the recommendation of the Compensation Committee. In doing so, the Compensation Committee considers market data for the Company’s peer group, which is the same peer group used for the Company’s executive compensation benchmarking, as well as data for a broader market of similarly-sized companies, and input regarding market practices for director compensation from the same independent consultant that is retained by the Compensation Committee for executive compensation services.

Our non-employee directors receive an annual cash retainer and an annual equity retainer. A non-employee director may elect to receive, in lieu of the cash compensation, options to purchase shares of our common stock, with an exercise price per share equal to the fair market value of our common stock on the date of grant. Such options will be granted at the same time as all executive officer annual option grants. The annual equity grants to the directors will be made on the close of business on the date of the annual meeting. We also reimburse our non-employee directors for their reasonable out-of-pocket expenses incurred in attending board and committee meetings.

During our fiscal year ended December 31, 2024, our non-employee directors were granted an annual equity retainer of options with a grant date fair value of $325,000 to purchase shares of our common stock under our Amended and Restated 2015 Omnibus Incentive Compensation Plan (the “2015 Plan”). These stock options will vest in full on the one-year anniversary of the date of the grant. In addition to the annual equity retainer, all non-employee members of the Board of Directors had the option of electing to receive options to purchase shares of our common stock in lieu of the cash fees earned in 2024, which options were granted in February 2025 to those directors that elected to receive options. These options granted in lieu of cash fees are immediately vested and exercisable upon grant. For fiscal year 2025, non-employee directors will continue to have the option to receive equity in lieu of cash fees. All retainers are prorated for any portion of a year to which they apply for each non-employee director.

From January 1 to June 6, 2024, each of our non-employee directors received the following pro-rated cash compensation for board services, as applicable:

Board member:	$50,000
Lead Director:	$25,000
Audit Committee member:	$10,000
Chairman of the Audit Committee:	$20,000
Compensation Committee member:	$7,500
Chairman of the Compensation Committee:	$15,000
Nominating and Corporate Governance Committee member:	$5,000
Chairman of the Nominating and Corporate Governance Committee:	$10,000

Beginning June 7, 2024, each of our non-employee directors received the following pro-rated cash compensation for board services, as applicable:

Board member:	$50,000
Lead Director:	$25,000
Audit Committee member:	$10,000
Chairman of the Audit Committee:	$20,500
Compensation Committee member:	$9,000
Chairman of the Compensation Committee:	$20,000
Nominating and Corporate Governance Committee member:	$5,000
Chairman of the Nominating and Corporate Governance Committee:	$10,750

The table below sets forth the compensation earned by each of the Company’s independent directors during fiscal year 2024. Dr. Tabuteau, our Chief Executive Officer and Chairman of our Board of Directors, did not receive any compensation from us during our fiscal year ended December 31, 2024 for his service as a director and is not included in the table below.

Name	Fees Earned in Cash(1)	Option Awards(2)		Total
Mark Coleman, M.D.	$107,830	$324,961	(3)(4)	$432,790
Roger Jeffs, Ph.D.	$78,773	$324,961	(3)(5)	$403,734
Susan Mahony, Ph.D., M.B.A.	$73,349	$324,961	(3)(6)	$398,309
Mark Saad	$83,632	$324,961	(3)(7)	$408,592

(1)
All members of the board of directors, other than Dr. Coleman, have elected to receive options to purchase our common stock in lieu of the fees earned in cash in 2024. The options have an exercise price equal to the fair market value on the date of the grant. These grants were made in February 2025.
(2)
In accordance with SEC rules, this column reflects the aggregate grant date fair value of the option awards granted computed in accordance with Financial Accounting Standards Board Accounting Codification Topic 718 for stock-based compensation transactions (ASC 718). Assumptions used in the calculation of these amounts are included in Note 2 to our financial statements included on our Annual Report on Form 10-K for the year ended December 31, 2024. These amounts do not reflect the actual economic value that will be realized by the director upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.
(3)
In June 2024, Dr. Coleman, Dr. Jeffs, Dr. Mahony, and Mr. Saad received a grant of 5,799 options each for service as a board member, which options vest in full on the one-year anniversary of the date of grant.
(4)
The aggregate number of option awards held by Dr. Coleman as of December 31, 2024 is 189,683.
(5)
The aggregate number of option awards held by Dr. Jeffs as of December 31, 2024 is 41,271.
(6)
The aggregate number of option awards held by Dr. Mahony as of December 31, 2024 is 13,365.
(7)
The aggregate number of option awards held by Mr. Saad as of December 31, 2024 is 205,584.

Limitation of Liability and Indemnification Arrangements

As permitted by the DGCL, we have adopted provisions in our amended and restated certificate of incorporation and amended and restated bylaws that limit or eliminate the personal liability of our directors. Consequently, a director will not be personally liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for:

•
any breach of the director’s duty of loyalty to us or our stockholders;
•
any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•
any unlawful payments related to dividends or unlawful stock repurchases, redemptions or other distributions; or
•
any transaction from which the director derived an improper personal benefit.

These limitations of liability do not alter director liability under the federal securities laws and do not affect the availability of equitable remedies such as an injunction or rescission.

In addition, our amended and restated bylaws provide that:

•
we will indemnify our directors, officers and, in the discretion of our Board of Directors, certain employees to the fullest extent permitted by the DGCL; and
•
advance expenses, including attorneys’ fees, to our directors and, in the discretion of our Board of Directors, to our officers and certain employees, in connection with legal proceedings, subject to limited exceptions.

We also maintain general liability insurance to provide insurance coverage to our directors and officers for losses arising out of claims based on acts or omissions in their capacities as directors or officers, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, or persons controlling the registrant pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

These provisions may discourage stockholders from bringing a lawsuit against our directors in the future for any breach of their fiduciary duty. These provisions may also have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against directors, officers, and certain employees pursuant to these indemnification provisions. We believe that these provisions and the insurance are necessary to attract and retain talented and experienced directors and officers.

Stockholder Communications with the Board of Directors

Stockholders wishing to communicate with the Board of Directors or with an individual member of the Board of Directors may do so by writing to the Board of Directors or to the particular member of the Board of Directors, care of the Corporate Secretary by mail to our principal executive offices. The envelope should indicate that it contains a stockholder communication. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed.

EXECUTIVE OFFICERS

The following table provides information concerning our executive officers as of the Record Date:

Name	Age	Position
Executive Officers
Herriot Tabuteau, M.D.	56	Chief Executive Officer, President, and Chairman of the Board
Nick Pizzie, C.P.A., M.B.A.	50	Chief Financial Officer
Mark Jacobson, M.A.	41	Chief Operating Officer
Hunter Murdock, Esq.	45	General Counsel
Ari Maizel, M.B.A.	46	Chief Commercial Officer

Executive Officers

Herriot Tabuteau, M.D. Please see Dr. Tabuteau’s biography in this proxy statement under the section entitled “Incumbent Class III Directors Whose Term Expires in 2027.”

Nick Pizzie, C.P.A., M.B.A. Mr. Pizzie has served as our Chief Financial Officer since May 2018. Prior to joining Axsome, from May 2013 to May 2018, Mr. Pizzie was the Vice President and Chief Financial Officer of Pierre Fabre USA, the U.S. affiliate of Pierre Fabre. Previously, he was Senior Finance Director at Immucor. Prior to Immucor, he held positions of increasing responsibility in finance and accounting at Merck and Pfizer. Mr. Pizzie began his career at Arthur Andersen. He earned his Bachelor of Science in Accounting, Bachelor of Arts in Economics, and Master of Business Administration in Finance, and Supply Chain Logistics, from Rutgers University.

Mark Jacobson, M.A. Mr. Jacobson has served as our Chief Operating Officer since March 2020. Prior to serving as our Chief Operating Officer, Mr. Jacobson served as our Senior Vice President, Operations since September 2017 and has been a member of our company since April 2014. Prior to joining our company, Mr. Jacobson was Director of Corporate Development at Stemline Therapeutics, Inc., where his responsibilities covered corporate operations, investor relations, public relations, and intellectual property. Mr. Jacobson began his career in healthcare communications at Publicis Healthcare Communications Group. Mr. Jacobson earned a Master of Arts in Biotechnology from Columbia University and a Bachelor of Science in Biology from Iowa State University.

Hunter Murdock, Esq. Mr. Murdock has served as our General Counsel since June 2022. Prior to serving as our General Counsel, Mr. Murdock served as our Executive Vice President, Legal and Compliance from December 2021. Mr. Murdock started his legal career in private practice as an associate at White & Case LLP and subsequently was an associate and then partner of Kirkland & Ellis LLP. Mr. Murdock then served in various in-house counsel leadership positions of progressive responsibility within the pharmaceutical industry, most recently as the Vice President, General Counsel of Aurobindo Pharma USA, Inc. and Acrotech Biopharma LLC. He earned his BBA from the University of Wisconsin-Madison and JD from Georgetown University Law Center.

Ari Maizel, M.B.A. Mr. Maizel has served as our Chief Commercial Officer since October 2024. Prior to serving as our Chief Commercial Officer, Mr. Maizel served as our Executive Vice President, Head of Commercial from October 2023. Prior to joining Axsome, Mr. Maizel was the Vice President, U.S. Psychiatry at AbbVie where he oversaw sales and marketing for a multibillion-dollar franchise. Mr. Maizel held positions of increasing responsibility in sales and marketing throughout his career at AbbVie (formerly Allergan), Dendreon Corporation, and Johnson & Johnson across a range of therapeutic areas, including CNS, immunology, oncology, gastroenterology, and women’s health. Mr. Maizel began his career at ArrowPath Venture Partners, an early-stage technology investment fund, and was a strategy consultant with Sg2, supporting hospitals and health systems around the world. He earned his Bachelor of Arts in Finance from the George Washington University and Master of Business Administration from Duke University.

COMPENSATION DISCUSSION AND ANALYSIS

Overview of Executive Compensation Program

This section explains the objectives of our named executive officer (“NEO”) compensation program, the compensation decisions we made with respect to compensation for our fiscal year ended December 31, 2024, and the factors we considered in making those decisions. The NEOs for fiscal year 2024 include:

Name	Position
Herriot Tabuteau, M.D.	Chief Executive Officer, President and Chairman of the Board
Nick Pizzie, C.P.A., M.B.A.	Chief Financial Officer
Mark Jacobson, M.A.	Chief Operating Officer
Hunter Murdock, Esq.	General Counsel
Ari Maizel, M.B.A.	Chief Commercial Officer

Compensation Policies and Practices at a Glance

In executing our compensation program and determining executive compensation, we are guided by our executive compensation best practices:

What we do	What we don’t do
✓
Practice pay-for-performance, under which a significant percentage of our NEO compensation is at-risk and may not be realized if corporate and individual performance goals are not achieved
✓
Set challenging incentive plan goals for our annual bonus plan, and starting in 2025, for our performance stock units (“PSUs”)
✓
Annually review our peer group companies and their pay practices to align our executive compensation program with the market
✓
Offer market-competitive benefits for NEOs that are consistent with the rest of our employees
✓
Have a pre-established grant date practice for approving executive officer’s equity pay
✓
Maintain an independent Compensation Committee
✓
Consult with an independent compensation advisor on compensation levels and practices
✓
Maintain clawback and forfeiture provisions on our incentive awards

•
Executives are prohibited from hedging or pledging our stock
•
The Compensation Committee’s independent consultant performs no other work for the Company
•
No guaranteed annual bonuses or guaranteed salary increases
•
No severance benefits can be triggered automatically upon a change in control (i.e. all change in control provisions are “double trigger”)
•
No excise tax gross-ups for any change-in-control payments
•
Repricing of stock options is prohibited without shareholder approval
•
No excessive personal perquisites, such as automobile leases, country club memberships or personal use of aircraft
•
No supplemental executive retirement plans

Compensation Objectives and Philosophy

Our NEO compensation program is designed principally to:

•
attract, motivate, and retain talented and dedicated NEOs;
•
align annual cash bonuses to the achievement of operational and financial objectives; and
•
provide our NEOs with appropriate long-term incentives that directly correlate to the enhancement of stockholder value, as well as facilitate executive retention.

To achieve these objectives, we establish (i) annual base salaries at levels that we believe are competitive with base salaries of executive officers in other comparable publicly-held biopharmaceutical companies, (ii) annual cash bonus opportunities based on the achievement of key operational, commercial, clinical, strategic and other performance goals, and (iii) grant annual equity awards as a retention tool and to align the NEOs’ long-term interests with those of our stockholders. Our Compensation Committee does not have any formal policies for allocating compensation among the foregoing three components. Rather, our Compensation Committee uses its judgment to determine the appropriate level and mix of compensation on an annual basis with the goal to balance current cash compensation with equity awards to reward both short-term and long-term performance.

2024 Say-on-Pay Vote

We conduct an advisory vote on executive compensation, or say-on-pay vote, on an annual basis. At our 2024 annual meeting of stockholders, approximately 97% of the votes cast on the say-on-pay proposal supported the proposal, which we believe indicates strong support for our executive compensation program as currently structured. We believe that it is important for our stockholders to have an opportunity to vote on this proposal annually, which is consistent with the frequency preferred by our stockholders who voted on the preferred frequency at our stockholder meeting in 2021. Our Compensation Committee’s decisions regarding compensation for 2024 reflected our say-on-pay vote result in 2023, which was supported by approximately 96% of the votes cast on the proposal. Our Compensation Committee has considered the results of the advisory votes in the context of our overall compensation philosophy, policies and decisions. After discussing the levels of support each year in favor of the proposals, our Compensation Committee decided to generally maintain a consistent course for 2025 compensation decisions, except that the Compensation Committee implemented new performance stock unit awards to further align management and stockholder interests. The equity awards to the named executive officers maintain the same dollar value from 2024 to 2025. However, in 2024, the equity awards included only stock options and RSUs, in 2025 the equity awards comprise of a combination of stock options, RSUs and PSUs. Consequently, the number of shares for each type of award has been adjusted accordingly, taking into account the inclusion of PSUs. In addition, as a result of the Company’s increase in stock price from 2024 to 2025, the number of shares underlying such awards in 2025 is also lower as compared to 2024.

Roles and Responsibilities

The Compensation Committee has engaged Frederic W. Cook & Co., Inc. (“FW Cook”) as its independent compensation consultant. The Compensation Committee and our CEO participated in a collaborative process to determine the compensation that our NEOs were granted and earned in 2024, taking into consideration the advice of FW Cook (with the exception of our CEO’s compensation, which was evaluated solely by the Compensation Committee in consultation with the full Board, taking into consideration the advice of FW Cook):

Responsible Party	Primary Role and Responsibilities Relating to Compensation Decisions
Compensation Committee (composed solely of independent, non-employee Directors and reports to the Board)[1]

•      Oversees the executive compensation program, policies, and practices, taking into account business goals and strategies, legal and regulatory developments, and evolving best practices;

•      Approves performance goals for the NEOs;

•      Conducts an annual evaluation of the CEO’s performance in consultation with the full Board and determines his compensation;

•      Reviews and approves the compensation for the other NEOs and senior executives, taking into account the CEO’s recommendations and making changes when deemed appropriate;

•      Approves all changes to the composition of the peer group; and

•      Reviews and makes recommendations to the Board with respect to Director compensation.

Independent Consultant to the Compensation Committee (FW Cook)[2]

•      Provides the Compensation Committee with analysis and advice pertaining to CEO, executive, and Director compensation program design, including industry survey analysis, explanation of current and developing best practices, and regulatory changes;

•      Recommends a relevant group of peer companies and appropriate sources of survey data against which to compare the competitiveness and structure of CEO, executive, and Director compensation;

•      Analyzes peer companies’ CEO, executive, and Director compensation annually to assist the Compensation Committee in determining the appropriateness and competitiveness of compensation;

•      Reviews and advises on any proposed changes to CEO, executive, and Director compensation program design;

•      Reviews and assists with compensation disclosure materials; and

•      Provides specific analysis and advice periodically as requested by the Compensation Committee.

CEO

•      The CEO recommends to the Compensation Committee annual compensation for the other NEOs and senior executives based on his assessment of their performance; and

•      The CEO works with the Compensation Committee Chair to set agendas, prepare materials for Compensation Committee meetings, and generally attends meetings, as appropriate.

No member of management is present in Compensation Committee meetings when matters related to his or her individual compensation is under discussion, when the Compensation Committee is approving or deliberating on CEO compensation, or when the Compensation Committee otherwise meets in executive session.

(1)
Our Board of Directors has determined that each member of our Compensation Committee is “independent” as that term is defined by applicable Nasdaq rules and is a “non-employee” director as defined under Section 16 of the Exchange Act.
(2)
During 2024, the Compensation Committee was assisted by its independent compensation consultant FW Cook. Other than the support that it provided to the Compensation Committee, FW Cook provided no other services to the Company or management and only received fees from the Company for the services provided to the Compensation Committee. The Compensation Committee conducted an evaluation of the independence of FW Cook considering the relevant regulations of the SEC and the Nasdaq listing standards. The Compensation Committee concluded that FW Cook was independent of management and the services performed by FW Cook and the individual compensation advisors employed by FW Cook raised no conflicts of interest.

Peer and Industry Data

The Compensation Committee believes that market data, including compensation data from a peer group of comparable companies, is essential to determining compensation targets and the actual awards for executives in an effort to attract and retain highly talented senior executives. Market data are used to assess the competitiveness of our compensation packages relative to similar companies and to ensure that our compensation program is consistent with our compensation philosophy. Annually, the Compensation Committee requests that FW Cook conduct a market benchmarking study for our executive officers and key personnel, including our CEO and our other NEOs. The Compensation Committee’s objective is to provide executives with target total direct compensation that generally corresponds with the market median.

For purposes of compensation setting for 2024, our Compensation Committee, with the advice of FW Cook, examined our prior peer group in light of our continued growth, the stage of development of our clinical programs, and changes in our market capitalization. Based on its discussions with FW Cook, the Compensation Committee identified the following 16 peer companies that were selected from among publicly-held U.S. pharmaceutical and biotechnology companies with comparable operations based on the following criteria: number, stage and indication of development programs, number of employees, therapeutic area, and market capitalization:

ACADIA Pharmaceuticals, Inc.	Insmed Incorporated
Alector, Inc.	Intra-Cellular Therapies, Inc.
Allogene Therapeutics, Inc.	Karuna Therapeutics, Inc.
Amicus Therapeutics, Inc.	Revance Therapeutics, Inc.
Catalyst Pharmaceuticals, Inc.	Sage Therapeutics, Inc.
Corcept Therapeutics Incorporated	Supernus Pharmaceuticals, Inc.
Denali Therapeutics Inc.	Ultragenyx Pharmaceutical, Inc.
Harmony Biosciences Holdings, Inc.	Vanda Pharmaceuticals Inc.

Companies that were removed from the prior peer group include Intercept Pharmaceuticals, Inc. and Nektar Therapeutics due to their size and business focus. Catalyst Pharmaceuticals, Inc. and Corcept Therapeutics Incorporated represent new additions to the 2024 peer group owing to their size and relevant business focus as commercial biotech companies.

The Compensation Committee intends to maintain its practice of reviewing the peer group on an annual basis to ensure it continues to appropriately represent our competitive market for executive talent.

Axsome ranked at the 70th percentile of current market cap and at the 35th percentile of trailing four quarters revenue of the above-reference peer group of companies as of August 2023, which is when this peer group was selected by the Compensation Committee.

In instances where an executive officer is believed to be especially suited to our Company or important to our success, the Compensation Committee may establish or recommend compensation that deviates from industry averages or other specific benchmarks. Upward or downward variations in total cash compensation and long-term incentives may also occur as a result of the individual’s experience level, the nature and level of the individual’s specific job responsibilities, the balance of the individual’s different elements of compensation, market factors and other strategic considerations.

Elements of NEO Compensation

Base Salary

We provide our NEOs with base salary to compensate them for services rendered during the year. Generally, the base salaries reflect the experience, skills, knowledge and responsibilities required of each executive officer, and reflect our executive officers’ overall performance and contributions to our business. We set NEO salaries to be competitive in the context of the tight labor market for biotech employees in New York City.

During its annual review of base salaries for executives, the Compensation Committee primarily considers

•
an internal review of the NEO’s compensation, both individually and relative to other NEOs; and
•
base salaries paid by comparable companies in the biopharmaceutical industry that have a similar business and financial profile.

Salary levels are considered annually as part of our Company’s performance review process. Merit-based increases to salaries are based on individual performance assessments, the recommendations made by the Chief Executive Officer to the Compensation Committee, and the comparative compensation at peer companies. Accordingly, the Compensation Committee increased the salaries of our NEOs (other than Mr. Maizel), as compared to 2023, based on merit and to be in line with the median salaries at peer companies. Mr. Maizel’s salary was increased in October 2024 to reflect his increased responsibilities and duties in connection with his promotion to Chief Commercial Officer.

The base salary for each of our NEOs for our fiscal year ended December 31, 2024, is listed in the table below:

Name	2024 Base Salary ($)	2023 Base Salary ($)	Percentage Change
Herriot Tabuteau, M.D.(1)	780,000	750,000	+4.0%
Nick Pizzie, C.P.A., M.B.A.(1)	505,000	485,000	+4.1%
Mark Jacobson, M.A.(1)	552,000	530,000	+4.2%
Hunter Murdock, Esq.(1)	505,000	485,000	+4.1%
Ari Maizel, M.B.A.(2)	510,000	445,000	+14.6%

(1)
Salaries were increased in February 2024.
(2)
Mr. Maizel was hired in October 2023, and therefore, did not receive a full year salary with the Company in 2023. Mr. Maizel’s salary was increased to $463,000 in February 2024 as part of the annual review process. Additionally, Mr. Maizel was promoted to Chief Commercial Officer in October 2024, which accounts for the higher increase in base salary as compared to the other NEOs.

Annual Cash Incentive Bonuses

We provide an opportunity for each of our NEOs to receive an annual cash incentive bonus based on the satisfaction of individual and corporate objectives established by our Board of Directors. For any given year, these objectives may include individualized goals or corporate goals that relate to operational, strategic, or financial factors such as progress in developing our product candidates, achieving certain manufacturing, intellectual property, clinical and regulatory objectives, and raising certain levels of capital. All awards to our NEOs and the Company’s Executive Vice Presidents are subject to the Clawback Policy described below.

The Compensation Committee, in consultation with management, establishes corporate goals for each fiscal year for purposes of, among other things, making its recommendations regarding its annual bonus awards (and equity grants) for NEOs and all employees. We have not disclosed the specific performance metrics in relation to our corporate goals because such metrics contain confidential trade secrets and/or confidential commercial or financial information, the disclosure of which would result in competitive harm. At the time the Compensation Committee set the performance metrics for our corporate goals, the Compensation Committee believed that each performance metric was achievable at the target level, but only with significant effort. At the end of the performance period, the Compensation Committee evaluates and approves the achievement level of corporate objectives, and subsequently reviews and approves the annual cash bonuses for NEOs as part of its final compensation deliberations. The Compensation Committee, or, where appropriate, our Board of Directors may approve bonuses based on the foregoing determinations or, after considering market conditions, our financial position or other factors, may, in its sole discretion, determine not to award any bonuses or to award larger or smaller bonuses.

At the beginning of 2024, the Compensation Committee adopted corporate goals for the determination of cash bonuses to be paid for the 2024 fiscal year. Under the plan adopted by our Board of Directors, cash bonuses, if any, are paid to qualified participating officers and employees based upon (i) the achievement of corporate goals and (ii) a review of personal performance. The corporate goals, and the weight assigned to each of the goals, applies to all officers and employees, including our NEOs. The corporate goals and objectives for the 2024 calendar year were based on meeting certain goals with respect to our operational performance as follows:

Approved Performance Measure	Weight
Advance Our Pipeline	35%
Drive Business Performance	35%
Drive Business Expansion	15%
Increase Awareness of Our Science, Business, and Products	15%

In 2024, as percentage of target bonus, the maximum realization/payout attainable by our NEOs was 200%.

Based on its review of the Company’s performance and thoughtful deliberation around the efforts that drove that performance, the Compensation Committee approved payouts at 175% of target. The payout reflected the Company’s significant value-enhancing accomplishments in 2024. Areas of overachievement included “Advance Our Pipeline” (e.g., completion of AXS-05 ADA and AXS-12 research programs, initiation of solriamfetol trials, and submission of Symbravo NDA), “Drive Business Performance” (e.g., growth in Auvelity & Sunosi product sales and expansion of payor coverage), “Drive Business Expansion” (e.g., expansion of commercial and medical infrastructure), and Increase Awareness of Our Science, Business, and Products (e.g., expanded presence at major conferences and growth in analyst coverage). The Compensation Committee approved increases to each NEOs’ target annual bonus percentage for the 2024 calendar year to be in line with the median target bonus percentages at peer companies. Dr. Tabuteau’s target bonus percentage was increased from 60% to 70%, and each of the other NEO’s target bonus percentage was increased from 40% to 45%.

Name	2024 Target Bonus (% of Base Salary)	Realization / Payout (%)	Actual 2024 Bonus ($)
Herriot Tabuteau, M.D.	70%	175%	$955,500
Nick Pizzie, C.P.A., M.B.A.	45%	175%	$398,000
Mark Jacobson, M.A.	45%	175%	$435,000
Hunter Murdock, Esq.	45%	175%	$398,000
Ari Maizel, M.B.A.	45%	175%	$372,000

The Compensation Committee decided to utilize the same performance measures for the 2025 annual incentive plan as follows:

Approved Performance Measure	Weight
Advance Our Pipeline	35%
Drive Business Performance	35%
Drive Business Expansion	15%
Increase Awareness of Our Science, Business, and Products	15%

For 2025, we are maintaining the same 200% maximum bonus realization/payout attainable by our NEOs as was in place in 2024.

Equity Incentive Compensation

We believe that successful long-term corporate performance is more likely to be achieved with a corporate culture that encourages a long-term focus by our NEOs and other employees through the use of equity awards, the value of which depends on our stock performance. We established the 2015 Plan to provide all of our employees, including our NEOs, with incentives to help align our employees’ interests with the interests of our stockholders and to enable them to participate in the long-term appreciation of our stockholder value.

Additionally, equity awards provide an important retention tool for all employees, as the awards generally vest over four years following the grant date.

Typically, we grant equity awards upon an employee’s hire. In addition, equity awards may also be granted on an annual or more frequent basis depending on position, performance, and tenure at the Company.

The determination of whether to grant equity, as well as the size of such grants, to our NEOs involves subjective assessments by the Compensation Committee and our Board of Directors and, with respect to NEOs other than himself, our CEO. Generally, annual equity awards are driven by our desire to retain and motivate our NEOs, and we consider individual performance and contributions during the preceding year to the extent the Compensation Committee and our Board of Directors believe such factors are relevant. As with base salary and cash bonuses, in evaluating and determining equity grants to our NEOs, the Compensation Committee and our Board of Directors also consider publicly available data prepared by FW Cook at the request of the Compensation Committee from other similar companies identified by the Compensation Committee.

Generally, the Compensation Committee approves the grant of annual equity awards to our NEOs on the third trading day following the filing of our Annual Report on Form 10-K. Additionally, our option and restricted stock unit (“RSU”) awards are subject to adjustment or recovery in connection with any breach of any restrictive covenant agreement between the recipient and the Company or if the participant otherwise engages in activities that constitute “cause” either while employed by, or providing service to, the Company or within a specified period of time thereafter. All equity awards are also subject to our Insider Trading Policy (as defined below) and Clawback Policy (as defined below) and shall also be subject to any additional share trading, clawback or recoupment, or other policies that may be implemented by the Board from time to time.

For 2024, the Compensation Committee approved annual equity awards to NEOs. To promote retention and provide a balanced portfolio of equity vehicles, as well as to better align with practices of companies with similar market capitalizations to our size as of the time of approval, the Compensation Committee determined to award a portion of the annual equity awards granted during 2024 in the form of RSUs as well as stock options. The NEOs’ annual equity grants for 2024 were comprised of approximately 33% RSUs and 67% stock options, based on their grant date fair values. Axsome views RSUs and stock options as performance linked and variable. The value of the RSUs is based entirely on total shareholder return, and the value of the stock options is based on stock price appreciation and provides value only if our stock price increases. Both RSUs and stock options motivate executives to build long-term shareholder value and help to retain talent. The RSUs vest in four even annual increments beginning on the first anniversary of grant. Additionally, the vested RSUs are subject to a post-vest holding period whereby the vested shares are delivered seven years after the date of grant. The stock options vest in 16 even quarterly increments over four years and have a ten-year term.

These equity awards were granted on the third trading day following the filing of our Annual Report on Form 10-K, which was filed with the SEC on February 23, 2024. As such, the exercise price of $84.00 per share of the options was the closing price of our common stock on February 27, 2024.

Name	Grant Date	Stock Options Granted	RSUs Granted	Grant Date Fair Value
Herriot Tabuteau, M.D.	2/27/2024	87,192	47,886	$8,499,758
Nick Pizzie, C.P.A., M.B.A.	2/27/2024	28,722	15,774	$2,799,903
Mark Jacobson, M.A.	2/27/2024	32,825	18,027	$3,199,854
Hunter Murdock, Esq.	2/27/2024	23,593	12,956	$2,299,845
Ari Maizel, M.B.A.	2/27/2024	23,593	12,956	$2,299,845

In February 2025, the Compensation Committee granted equity awards that include one-third PSUs, one-third RSUs and one-third stock options. The PSUs are subject to performance-based vesting over a three year performance period subject to certain revenue metrics and clinical regulatory milestones to further tie compensation incentives to our long-term performance. Specifically, 50% of the target number of PSUs shall be subject to a three-year revenue performance goal, and 50% of the target number of PSUs shall be subject to a three-year clinical and regulatory performance goal. At the time the Compensation Committee set the performance metrics for the PSUs, the Compensation Committee believed that each performance metric was achievable at the target level, but only with significant effort.

Other Aspects of Our Compensation Program

Retirement Plans, Perquisites and Other Personal Benefits

Our NEOs are eligible to participate in the employee benefit plans on the same terms and conditions as they are available to our other regular employees. These benefits include medical, dental, vision, disability and life insurance, flexible spending accounts, an employee stock purchase plan, and a 401(k) plan.

Under the tax-qualified employee savings and retirement plan, our 401(k) plan, all eligible U.S. employees, including our NEOs, may elect to defer a percentage of their eligible compensation, subject to the annual IRS limit. We match 50% of a participant’s contributions to the 401(k) plan of the first 8% of their eligible compensation. Other than the 401(k) plan, we do not sponsor or maintain any pension benefits, nonqualified defined contribution or other nonqualified deferred compensation plans for our NEOs.

We do not provide perquisites or other personal benefits to our NEOs other than those that we provide to our employees. We do not provide any tax reimbursement payments (including “gross-ups”) on any personal benefits, except in the case of certain relocation benefits.

Employment and Severance Agreements

We have entered into an employment agreement with our Chief Financial Officer, Nick Pizzie. Mr. Pizzie’s employment agreement includes a severance provision that in the event we terminate his employment without “cause” within 12 months following a “change in control” of the Company, he will be eligible to receive severance payments equal to six months of his then existing base salary. Our other NEOs are not party to employment agreements with the Company.

Insider Trading Policy; Prohibition on Hedging or Pledging

We have adopted an insider trading policy (the “Insider Trading Policy”), which governs the purchase, sale, and/or other dispositions of our securities by our directors, officers, and employees, their immediate family members and entities owned or controlled by them as well as consultants that have access to material nonpublic information. The Insider Trading Policy is designed to promote compliance with insider trading laws, rules, and regulations as well as the listing standards of Nasdaq applicable to us. The Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K filed with the SEC on February 18, 2025.

Our insider trading policy prohibits short sales and derivative transactions of our stock by our NEOs, directors and all of our employees, including short sales of our securities and short sales “against the box”; purchases or sales of puts, calls, or other derivative securities of the Company or any derivative securities that provide the economic equivalent of ownership of any of our securities or an opportunity, direct or indirect, to profit from any change in the value of our securities; or other hedging or monetization transactions accomplished through the use of prepaid variable forwards, equity swaps, collars, and exchange funds. In addition, our insider trading policy prohibits our NEOs, directors, and all of our employees from purchasing our securities on margin, borrowing against Company securities held in a margin account, or pledging our securities as collateral for a loan.

Clawback and Forfeiture

Our equity awards provide that if a plan participant breaches any restrictive covenant agreement with the Company or otherwise engages in activities that constitute “cause” (as defined in the agreements) either while employed or within two years after employment, the applicable award will terminate, and the Company may rescind any stock option exercise or vesting or settlement of shares subject to other awards, on such terms as the Committee determines, including the right to require that in the event of any such rescission, the participant return to the Company the shares received upon the exercise or settlement, or pay to the Company the amount of any gain realized or payment received as a result of any sale or other disposition of the shares, net of the price originally paid by the participant for the shares. Our equity awards are also subject to any future clawback or recoupment policies that may be implemented by the Board from time to time. Additionally, we are subject to the clawback provisions of Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder. On November 17, 2023, we approved and adopted a policy related to the recovery of erroneously awarded incentive-based compensation received by certain executive officers of the Company on or after October 2, 2023 (the “Clawback Policy”). We enacted the Clawback Policy in order to comply with a recently enacted Nasdaq listing standard regarding the implementation of Exchange Act Rule 10D-1, which requires public companies to implement “clawback” policies providing for the recovery of incentive-based compensation in the event such company is required to prepare an accounting restatement due to the material noncompliance of such company with any financial reporting requirement under federal securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period.

Risk Analysis of Our Compensation Plans

In early May 2024, FW Cook conducted a risk assessment of our compensation policies in effect for 2024 and delivered a report to the Compensation Committee summarizing the results of their risk assessment. The Compensation Committee has reviewed the report and considered our compensation policies applicable to our employees and believes that our policies do not encourage excessive or unnecessary risk-taking, and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on us.

Compensation Committee Interlocks and Insider Participation

During 2024, no member of the Compensation Committee served as one of our officers, former officers, or employees. During 2024, none of our NEOs served as a member of the Compensation Committee of any other entity, one of whose executive officers served as a member of our Board of Directors or Compensation Committee, and none of our NEOs served as a member of the Board of Directors of any other entity.

Compensation Committee Report

The Compensation Committee of our Board of Directors has reviewed and discussed with management the section captioned “Compensation Discussion and Analysis” and based on such review and discussions, the Compensation Committee recommended to our Board of Directors that this “Compensation Discussion and Analysis” be included in this proxy statement.

Submitted by the Compensation Committee of the Board of Directors:

Mark Coleman, M.D. (Chair)

Roger Jeffs, Ph.D.

Susan Mahony, Ph.D., M.B.A.

Mark Saad

Summary Compensation Table

The following table provides information concerning the compensation paid to our Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, General Counsel and Chief Commercial Officer for the fiscal years ended December 31, 2024, 2023 and 2022. We refer to these individuals as our NEOs.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)(1)		Option Awards ($)(1)		Non-Equity Incentive Plan Compensation ($)(2)		Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)		Total ($)
Herriot Tabuteau, M.D.	2024	780,000		—	2,833,150		5,666,608		955,500		—	129,430		10,364,688
Chief Executive Officer,	2023	750,000		—	2,834,520		5,666,648		562,500		—	82,961		9,896,629
President and Chairman of the Board	2022	685,000		—	2,311,451		4,689,982		616,500		—	19,468		8,322,402
Nick Pizzie, C.P.A., M.B.A.	2024	505,000		—	933,260		1,866,643		398,000		—	53,487	(4)	3,756,389
Chief Financial Officer	2023	485,000		—	933,665		1,866,669		243,000		—	37,483	(4)	3,565,817
	2022	451,000		—	858,520		1,741,997		270,600		—	11,341	(4)	3,333,457
Mark Jacobson, M.A.	2024	552,000		—	1,066,557		2,133,297		435,000		—	58,959	(4)	4,245,813
Chief Operating Officer	2023	530,000		—	1,067,077		2,133,336		265,000		—	40,837	(4)	4,036,250
	2022	483,000		—	1,000,591		1,999,990		289,800		—	11,861	(4)	3,785,242
Hunter Murdock, Esq.	2024	505,000		—	766,536		1,533,309		398,000		—	42,697	(4)	3,245,542
General Counsel	2023	485,000		—	766,909		1,533,310		243,000		—	29,312	(4)	3,057,530
	2022	450,000		—	577,503		1,171,808		270,000		—	15,388	(4)	2,484,699
Ari Maizel, M.B.A.	2024	510,000		—	766,536		1,533,309		372,000		—	16,662	(4)	3,198,507
Chief Commercial Officer	2023	445,000	(5)	—	1,075,817	(6)	2,149,953	(6)	250,000	(5)	—	—		3,920,771

(1)
In accordance with SEC rules, this column reflects the aggregate grant date fair value of the RSU / option awards granted computed in accordance with Financial Accounting Standard Board Accounting Codification Topic 718 for stock-based compensation transactions (ASC 718), as applicable. Assumptions used in the calculation of these amounts are included in Note 2 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.
(2)
Represents cash incentive payments made under our annual incentive plans, paid in February following completion of the applicable performance year.
(3)
Represents NEO’s portion of FICA tax payments paid by the Company on behalf of the NEO due to delayed settlement of corresponding RSUs.
(4)
Includes company contributions under the 401(k) match program described for the NEO consistent with those provided to all of our employees.
(5)
Mr. Maizel was hired in October 2023, and therefore, did not receive a full year salary with the Company.
(6)
Represents Mr. Maizel’s new hire equity awards granted upon being hired in October 2023.

Equity Compensation

2024 Grants of Plan-Based Awards

In 2024, we granted the following non-equity incentive awards, and the following stock options and RSUs under our 2015 Plan to our NEOs:

Name	Grant Date	Estimated Future Payouts Under Non- Equity Incentive Plan Awards ($)*			Number of Shares of Stock or Units (#)(1)		Number of Securities Underlying Options (#)(2)		Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)(3)
		Threshold	Target	Maximum
Herriot Tabuteau, M.D.	—	$—	$546,000	$1,092,000	—		—		—	—
	2/27/2024	—	—	—	47,886	(4)	—		—	$2,833,150
	2/27/2024	—	—	—	—		87,192	(5)	$84.00	$5,666,608
Nick Pizzie, C.P.A., M.B.A.	—	$—	$227,250	$454,500	—		—		—	—
	2/27/2024	—	—	—	15,774	(4)	—		—	$933,260
	2/27/2024	—	—	—	—		28,722	(5)	$84.00	$1,866,643
Mark Jacobson, M.A.	—	$—	$248,400	$496,800	—		—		—	—
	2/27/2024	—	—	—	18,027	(4)	—		—	$1,066,557
	2/27/2024	—	—	—	—		32,825	(5)	$84.00	$2,133,297
Hunter Murdock, Esq.	—	$—	$227,250	$454,500	—		—		—	—
	2/27/2024	—	—	—	12,956	(4)	—		—	$766,536
	2/27/2024	—	—	—	—		23,593	(5)	$84.00	$1,533,309
Ari Maizel, M.B.A.	—	$—	$229,500	$459,000	—		—		—	—
	2/27/2024	—	—	—	12,956	(4)	—		—	$766,536
	2/27/2024	—	—	—	—		23,593	(5)	$84.00	$1,533,309

* Actual amounts earned are included in the Summary Compensation Table set forth above.

(1)
Represents shares of common stock underlying RSUs.
(2)
Represents shares of our common stock underlying options awarded.
(3)
Represents the fair value of each equity award on the date of grant, as computed in accordance with FASB ASC 718.
(4)
The RSU awards vest in 4 equal annual installments over four years such that they will be fully vested on February 27, 2028. Vested shares will be delivered to the NEO upon the earlier of (i) the closing of a Change in Control (as defined in the 2015 Plan), (ii) the NEO’s separation of service from Axsome (including termination with or without Cause (as defined in the 2015 Plan) or termination due to death or disability), or (iii) seven (7) years from the date of grant.
(5)
The option awards vest in 16 equal quarterly installments over four years such that the options will be fully vested on February 27, 2028.

Outstanding Equity Awards as of December 31, 2024

The following table sets forth information regarding each outstanding and unexercised option and RSU held by each of our NEOs as of December 31, 2024. The number of shares subject to each award and, where applicable, the exercise price per share, reflect all changes as a result of our capitalization adjustments.

The vesting and exercisability schedule applicable to each outstanding award is described in the footnotes to the table below.

	Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)		Market Value of Shares or Units of Stock that have not Vested ($)
Herriot Tabuteau, M.D.	5/27/2016	524,000	—		$8.02	5/27/2026
	3/15/2017	149,000	—		$4.95	3/15/2027
	3/12/2018	187,628	—		$2.85	3/12/2028
	3/19/2019	319,212	—		$12.95	3/19/2029
	10/10/2019	68,837	—		$17.61	10/10/2029
	3/17/2020	168,776	—		$45.14	3/17/2030
	3/5/2021	91,083	6,072	(1)	$65.02	3/5/2031
	3/5/2021						12,928	(3)	$1,093,838
	3/4/2022	144,138	65,517	(1)	$29.91	3/4/2032
	3/4/2022						55,430	(3)	$4,689,932
	3/2/2023	48,139	61,893	(1)	$65.32	3/2/2033
	3/2/2023						46,800	(3)	$3,959,748
	2/27/2024	16,349	70,843	(1)	$84.00	2/27/2034
	2/27/2024						47,886	(3)	$4,051,634
Nick Pizzie, C.P.A., M.B.A.	5/16/2018	132,000	—		$3.50	5/16/2028
	3/19/2019	75,102	—		$12.95	3/19/2029
	10/10/2019	25,813	—		$17.61	10/10/2029
	3/17/2020	48,237	—		$45.14	3/17/2030
	3/5/2021	33,831	2,255	(1)	$65.02	3/5/2031
	3/5/2021						4,802	(3)	$406,297
	11/12/2021	27,065	9,021	(2)	$39.26	11/12/2031
	3/4/2022	53,537	24,335	(1)	$29.91	3/4/2032
	3/4/2022						20,588	(3)	$1,741,951
	3/2/2023	15,858	20,388	(1)	$65.32	3/2/2033
	3/2/2023						15,415	(3)	$1,304,263
	2/27/2024	5,386	23,336	(1)	$84.00	2/27/2034
	2/27/2024						15,774	(3)	$1,334,638
Mark Jacobson, M.A.	9/15/2015	40,673	—		$6.47	9/15/2025
	5/27/2016	25,000	—		$8.02	5/27/2026
	3/15/2017	25,000	—		$4.95	3/15/2027
	9/13/2017	15,000	—		$4.85	9/13/2027
	3/12/2018	45,378	—		$2.85	3/12/2028
	3/19/2019	119,704	—		$12.95	3/19/2029
	10/10/2019	25,813	—		$17.61	10/10/2029
	3/17/2020	48,237	—		$45.14	3/17/2030
	3/5/2021	39,036	2,602	(1)	$65.02	3/5/2031
	3/5/2021						5,540	(3)	$468,739
	11/12/2021	31,229	10,409	(2)	$39.26	11/12/2031
	3/4/2022	61,466	27,939	(1)	$29.91	3/4/2032
	3/4/2022						23,995	(3)	$2,030,217
	3/2/2023	18,123	23,301	(1)	$65.32	3/2/2033
	3/2/2023						17,618	(3)	$1,490,659
	2/27/2024	6,155	26,670	(1)	$84.00	2/27/2034
	2/27/2024						18,027	(3)	$1,525,264
Hunter Murdock, Esq.	12/13/2021	30,000	10,000	(2)	$32.55	12/13/2031
	12/13/2021						5,563	(3)	$470,685
	3/4/2022	36,014	16,369	(1)	$29.91	3/4/2032
	3/4/2022						13,849	(3)	$1,171,764
	3/2/2023	13,026	16,747	(1)	$65.32	3/2/2033
	3/2/2023						12,662	(3)	$1,071,332
	2/27/2024	4,424	19,169	(1)	$84.00	2/27/2034
	2/27/2024						12,956	(3)	$1,096,207
Ari Maizel, M.B.A.	9/25/2023	12,097	26,613	(2)	$70.73	9/25/2033
	9/25/2023						16,302	(3)	$1,379,312
	2/27/2024	4,424	19,169	(1)	$84.00	2/27/2034
	2/27/2024						12,956	(3)	$1,096,207

(1)
The unexercisable options will vest in equal quarterly installments over four years from date of grant provided that the executive continues to provide services to us through the applicable dates.
(2)
The unexercisable options will vest over a four-year period as follows: 25% of the options will vest on the first anniversary of the grant date and the remaining 75% of the options will vest in equal increments thereafter during each quarter of the remaining three-year period, provided that the executive continues to provide services to us through the applicable dates.
(3)
The RSU award vests in equal annual installments over four years. Vested shares will be delivered to the NEO upon the earlier of (i) the closing of a Change in Control (as defined in the 2015 Plan), (ii) the NEO’s separation of service from Axsome (including termination with or without Cause (as defined in the 2015 Plan), or termination due to death or disability), or (iii) seven (7) years from the date of grant.

2024 Option Exercises and Stock Vested

The following table contains information for our NEOs concerning the option awards that were exercised and RSUs that were vested during the fiscal year ended December 31, 2024:

	Option Awards			Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise ($)		Number of Shares Acquired on Vesting	Value Realized on Vesting ($)
Herriot Tabuteau, M.D.	—	$—		69,166	$5,419,813	(2)
Nick Pizzie, C.P.A., M.B.A.	—	$—		23,926	$1,875,295	(2)
Mark Jacobson, M.A.	86,094	$6,707,456	(1)	27,102	$2,125,588	(2)
Hunter Murdock, Esq.	—	$—		16,709	$1,390,668	(2)
Ari Maizel, M.B.A.	—	$—		5,435	$488,715	(2)

(1)
The value realized on exercise is based on the difference between the closing price of our common stock on The Nasdaq Global Select Market on the date of exercise and the exercise price of the option, and does not represent proceeds from any sale of any common stock acquired upon exercise.
(2)
These shares are subject to a post-vesting holding period, and therefore, the actual realized value may be higher or lower.

Potential Payments Upon Termination/Change of Control and Employment Agreements

The following table sets forth information regarding payments that would have been made to our NEOs if they suffered an involuntary termination without cause, including a termination in connection with a change of control, and such termination payments were triggered on December 31, 2024. The calculations use the closing price per share of our common stock on Nasdaq on December 31, 2024, which was $84.61. As described above, only Mr. Pizzie has entered into an employment agreement with the Company which provides for severance payments.

	Termination Without Cause in Connection with Change in Control				Termination Without Cause
	Salary and Bonus		Equity Acceleration		Salary and Bonus		Equity Acceleration
Name	($)		($)		($)		($)
Herriot Tabuteau, M.D.	$—	(1)	$18,735,013	(2)	$—	(1)	$—	(2)
Nick Pizzie, C.P.A., M.B.A.	$252,500	(3)	$6,979,071	(2)	$—	(3)	$—	(2)
Mark Jacobson, M.A.	$—	(1)	$8,031,909	(2)	$—	(1)	$—	(2)
Hunter Murdock, Esq.	$—	(1)	$5,560,715	(2)	$—	(1)	$—	(2)
Ari Maizel, M.B.A.	$—	(1)	$2,856,601	(2)	$—	(1)	$—	(2)

* Pursuant to the 2015 Plan, any acceleration of the equity awards granted to non-exempt employees upon the employee’s death, disability or retirement would be at the discretion of the Compensation Committee.

(1)
Dr. Tabuteau, Mr. Jacobson, Mr. Murdock, and Mr. Maizel will not receive any severance payments upon an involuntary termination without cause, including a termination in connection with a change of control.
(2)
The 2015 Plan includes a double-trigger provision, whereby the unvested portion of each NEO’s outstanding equity awards shall become immediately vested and exercisable upon such NEO’s termination without cause in connection with a Change in Control (as defined in the 2015 Plan). The 2015 Plan does not otherwise provide for acceleration of equity in connection with a termination for any other reason or a termination without cause not in connection with a Change in Control.
(3)
Mr. Pizzie’s employment agreement includes a double-trigger provision, whereby Mr. Pizzie will receive a severance payment equal to six months of his then-base salary for termination without cause in connection with a Change in Control. His employment agreement does not provide for severance payments in connection with a termination without cause not in connection with a change in control.

Chief Executive Officer Pay Ratio

We are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of our CEO. Based on the information for fiscal year 2024, we reasonably estimate that the ratio of our CEO’s annual total compensation to the annual total compensation of our median employee was 21:1. Our pay ratio estimate has been calculated in a manner consistent with Item 402(u) of Regulation S-K using the data and assumptions summarized below.

We utilized annual base pay as our consistently applied compensation measure and December 31, 2024 as our determination date in order to identify the median employee (by assessing our entire employee population as of such date, other than Dr. Tabuteau). We did not annualize compensation for any employees who were employed for less than the full fiscal year. Once the median employee was identified, we calculated the median employee’s total annual compensation using the same methodology as our CEO in the Summary Compensation Table. Once we calculated the median employee’s total annual compensation, we compared it to Dr. Tabuteau’s total compensation in accordance with the requirements of the Summary Compensation Table. The total annual compensation of the median employee for 2024 was $487,562. The total annual compensation for our CEO for 2024 was $10,364,688. Therefore, the ratio of CEO total annual compensation to the median employee total annual compensation for 2024 was approximately 21 to 1.

SEC rules for identifying the median employee and calculating the pay ratio allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported above may not be comparable to the pay ratio reported by other companies, as other companies may have utilized different methodologies and have different employment and compensation practices. The pay ratio above is a reasonable estimate calculated in a manner consistent with SEC rules. This information is being provided for compliance purposes only. Neither the Compensation Committee nor management of Axsome uses the pay ratio measure in making compensation decisions.

Policies and Practices Related to the Grant of Certain Equity Awards

In accordance with Item 402(x) of Regulation S-K, we are providing information regarding our procedures related to the grant of stock options close in time to the release of material non-public information. For our annual awards, we typically grant equity awards three business days after the filing of the Form 10-K. For other awards, we take into account the timing of material non-public information so that we do not make any grants of stock options close in time to the release of material non-public information. During fiscal year 2024, there were no stock option or stock appreciation right awards to any NEOs within four business days preceding or one business day after the filing of any report of Forms 10-K, 10-Q, or 8-K that discloses material nonpublic information.

Pay Versus Performance

The following table sets forth compensation information for our Chief Executive Officer, referred to below as our PEO, and our other NEOs for purposes of comparing their compensation to the value of our shareholders’ investments and our results of operations, calculated in accordance with SEC regulations, for fiscal years 2024, 2023, 2022, 2021 and 2020.

	(1)	(1) (2)	(1)	(1)(2)	(3)	(4)		(5)
					Value of initial fixed $100 investment based on:
Year	Summary Compensation table total for PEO	Compensation actually paid to PEO	Average summary Compensation table total for non-PEO NEOs	Average Compensation actually paid to non-PEO NEOs	Total share- holder return	NASDAQ Biotechnology Index Total share- holder return	Net Loss (in thousands)	Company- selected measure
2024	$10,364,688	$10,059,065	$3,611,563	$3,557,974	$81.86	$118.20	$(287,216)	$—
2023	$9,896,629	$9,643,777	$3,553,199	$3,429,516	$77.00	$118.87	$(239,238)	$—
2022	$8,322,402	$28,012,845	$3,201,133	$10,647,212	$74.62	$113.65	$(187,134)	$—
2021	$8,054,631	$(11,115,528)	$4,511,767	$(2,163,524)	$36.55	$126.45	$(130,403)	$—
2020	$7,304,689	$1,832,118	$2,395,052	$850,394	$78.82	$126.42	$(102,901)	$—

(1)
For each fiscal year, represents amount reported for our PEOs and average amount reported for our NEOs, in each case in the Total column of the Summary of Compensation Table. Our PEOs and NEOs for each of these fiscal years are shown below:

Year	CEO	Non-CEO NEOs
2024	Herriot Tabuteau, M.D.	Nick Pizzie, C.P.A., M.B.A., Mark Jacobson, M.A., Hunter Murdock, Esq., Ari Maizel, M.B.A.
2023	Herriot Tabuteau, M.D.	Nick Pizzie, C.P.A., M.B.A., Mark Jacobson, M.A., Hunter Murdock, Esq.
2022	Herriot Tabuteau, M.D.	Nick Pizzie, C.P.A., M.B.A., Mark Jacobson, M.A., Hunter Murdock, Esq.
2021	Herriot Tabuteau, M.D.	Nick Pizzie, C.P.A., M.B.A., Mark Jacobson, M.A.
2020	Herriot Tabuteau, M.D.	Nick Pizzie, C.P.A., M.B.A., Mark Jacobson, M.A., David Marek

(2)
Amounts represent Compensation Actually Paid to our PEO and the average Compensation Actually Paid to our non-CEO NEOs for the relevant fiscal year. Compensation Actually Paid represents the amount reported in the Total column of the Summary Compensation Table for the applicable fiscal year, adjusted as shown below. Fair value or change in fair value, as applicable, of equity awards in the Compensation Actually Paid columns was determined as follows: (i) the fair value as of the end of the fiscal year of outstanding and unvested equity awards granted in that year; (ii) the change in fair value during the year of equity awards granted in prior years that remained outstanding and unvested at the end of the year; (iii) the fair value as of the vesting date of equity awards that were granted and vested in that year; and (iv) the change in fair value during the year through the vesting date of equity awards granted in prior years that vested during that year. Equity values are calculated in accordance with ASC 718.
(3)
Total Shareholder Return illustrates the value, as of the last day of the indicated fiscal year, of an investment of $100 in the Company’s common stock on December 31, 2019.
(4)
Represents NASDAQ Biotechnology Index total shareholder return.
(5)
For much of the Company’s history, Axsome was a research and development company without revenue, and therefore, we did not have any specific financial performance measures linked to executive compensation. However, our Compensation Committee approved robust operational, commercial, clinical, strategic, and other performance goals discussed further below. In the future, this may change, and the Compensation Committee may adopt certain financial measures as one or more corporate goals and objectives.

The following two tables represent the adjustments made during each year in the Pay versus Performance (“PvP”) table to determine the “compensation actually paid” to our Principal Executive Officer during each year.

		(a)	(b)
Year	Reported Summary Compensation Table Total for Dr. Tabuteau	Reported Value of Equity Awards for Dr. Tabuteau	Aggregate Equity Award Adjustments for Dr. Tabuteau	Compensation Actually Paid to Dr. Tabuteau
2024	$10,364,688	$(8,499,758)	$8,194,135	$10,059,065
2023	$9,896,629	$(8,501,168)	$8,248,316	$9,643,777
2022	$8,322,402	$(7,001,434)	$26,691,877	$28,012,845
2021	$8,054,631	$(6,999,606)	$(12,170,553)	$(11,115,528)
2020	$7,304,689	$(6,281,189)	$808,618	$1,832,118

(a)
Represents the reported value of equity awards as reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.
(b)
The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant besides the difference in grant price and ending applicable year share price. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Dr. Tabuteau	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Dr. Tabuteau	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Dr. Tabuteau	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Dr. Tabuteau	Fair Value at Last Day of Prior Year of Equity Awards Failed to Meet Vesting Conditions During Year for Dr. Tabuteau

Dollar Value of any Dividends or Other Earnings Paid on Stock or Option Awards During Year Prior to the Vesting Date that are not otherwise included in the Total Compensation During Year for
Dr. Tabuteau

							Aggregate Equity Awards Adjustment
2024	$7,044,559	$282,885	$979,122	$(112,431)	$—	$—	$8,194,135
2023	$9,047,580	$(45,740)	$1,145,283	$(1,898,807)	$—	$—	$8,248,316
2022	$17,258,108	$6,410,202	$1,795,203	$1,228,364	$—	$—	$26,691,877
2021	$3,465,249	$(10,256,116)	$499,935	$(5,879,621)	$—	$—	$(12,170,553)
2020	$11,837,825	$(6,095,467)	$1,950,492	$(6,884,232)	$—	$—	$808,618

The following two tables represent the adjustments made during each year in the PvP table to determine the “compensation actually paid” to our non-CEO NEOs during each year.

		(a)	(b)
Year	Reported Summary Compensation Table Total for non-PEO NEOs	Reported Value of Equity Awards for non-PEO NEOs	Aggregate Equity Award Adjustments for non-PEO NEOs	Compensation Actually Paid to non-PEO NEOs
2024	3,611,563	(2,649,862)	2,596,273	3,557,974
2023	3,553,199	(2,766,988)	2,643,305	3,429,516
2022	3,201,133	(2,450,136)	9,896,215	10,647,212
2021	4,511,767	(3,957,422)	(2,717,869)	(2,163,524)
2020	2,395,052	(1,705,261)	160,602	850,394

(a)
Represents the reported value of equity awards as reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.
(b)
The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant besides the difference in grant price and ending applicable year share price. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs	Fair Value at Last Day of Prior Year of Equity Awards Failed to Meet Vesting Conditions During Year for Non-PEO NEOs

Dollar Value of any Dividends or Other Earnings Paid on Stock or Option Awards During Year Prior to the Vesting Date that are not otherwise included in the Total Compensation During Year for Non-PEO NEOs

							Aggregate Equity Awards Adjustment
2024	$2,196,169	$89,304	$305,264	$5,536	$—	$—	$2,596,273
2023	$2,944,798	$(43,134)	$372,802	$(631,161)	$—	$—	$2,643,305
2022	$6,039,799	$2,701,764	$626,942	$527,710	$—	$—	$9,896,215
2021	$2,495,052	$(3,349,097)	$199,967	$(2,063,791)	$—	$—	$(2,717,869)
2020	$3,382,929	$(2,193,686)	$557,468	$(1,586,109)	$—	$—	$160,602

Description of Relationship Between NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)

Below are graphs showing the relationship of “compensation actually paid” to our CEOs and other non-CEO NEOs in 2024, 2023, 2022, 2021 and 2020 to (1) Company total shareholder return (“TSR”) of both Axsome and the NASDAQ Biotechnology Index and (2) Axsome’s net loss.

CAP vs. TSR FY24 - FY20
Total Shareholder Return
$150
$100
$50
$0
($50)
($100)
($150)
Cap ($M)
$30
$20
$10
$0
($10)
($20)
($30)
2024
2023
2022
2021
2020
CAP PEO
CAP NEOs
TSR
Peer TSR

At this time, we do not use any specific financial measures for purposes of determining “compensation actually paid.” As a result, we are not able to, as stipulated by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, provide three financial performance measures that in our assessment represent the most important performance measures we use to link “compensation actually paid” to our named executive officers to company performance for 2024. For a discussion of how our Compensation Committee assessed our performance and our named executive officers’ pay each year, see “Compensation Discussion and Analysis” in this proxy statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of the Record Date for:

•
each of our NEOs;
•
each of our directors;
•
all of our executive officers and directors as a group; and
•
all persons known by us to beneficially own more than 5% of our common stock.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 49,219,312 shares of common stock outstanding on the Record Date. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of common stock subject to options or warrants held by that person or entity that are currently exercisable or that will become exercisable or releasable within 60 days of the Record Date. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Axsome Therapeutics, Inc., One World Trade Center, 29th Floor, New York, New York 10007.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% or Greater Stockholders
Antecip Capital LLC(2)	7,344,500	13.9%
The Vanguard Group, Inc.(3)	3,696,766	7.0%
RTW Investments, LP(4)	4,051,365	7.6%
BlackRock, Inc.(5)	3,239,746	6.1%
Named Executive Officers and Directors
Herriot Tabuteau, M.D.(6)	9,357,727	17.7%
Nick Pizzie, C.P.A., M.B.A.(7)	548,921	1.0%
Mark Jacobson, M.A.(8)	624,858	1.2%
Hunter Murdock, Esq.(9)	151,419	*
Ari Maizel, M.B.A.(10)	31,154	*
Mark Coleman, M.D.(11)	641,549	1.2%
Roger Jeffs, Ph.D.(12)	210,347	*
Susan Mahony, Ph.D., M.B.A.(13)	10,762	*
Mark Saad(14)	217,380	*
All directors, and executive officers as a group (9 persons)**	11,794,117	22.3%

*	Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.
**	Includes all of our current executive officers as of the record date who served during 2024 until the Record Date.
(1)
This table is based upon information supplied by officers, directors and stockholders known by us to be beneficial owners of more than five percent of our common stock as well as Schedules 13G or 13D filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe each of the stockholders named in this table have sole voting power with respect to the common stock indicated as beneficially owned.
(2)
The principal address of Antecip Capital LLC is 630 5th Avenue, Suite 2000, New York, NY 10111. Dr. Tabuteau is the managing member of Antecip Capital LLC and exercises sole dispositive and voting power over these shares.
(3)
Based on information disclosed in a Schedule 13G/A filed with the SEC on February 13, 2024 by Vanguard Group Inc. (“Vanguard”), according to which Vanguard beneficially owns 3,696,766 shares of our common stock, with shared voting power over 64,820 shares, sole dispositive power over 3,595,865 shares, and shared dispositive power over 100,901 shares. The principal address of Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.
(4)
Based on information disclosed in a Schedule 13G filed with the SEC on February 14, 2025 by RTW Investments, LP (“RTW”), according to which RTW beneficially owns 4,051,365 shares of our common stock, with shared voting power over 4,051,365 and shared dispositive power over 4,051,365 shares. The principal address of RTW is 40 10th Avenue, Floor 7, New York, New York 10014.
(5)
Based on information disclosed in a Schedule 13G/A filed with the SEC on January 26, 2024 by BlackRock, Inc. (“BlackRock”), according to which BlackRock beneficially owns 3,239,746 shares of our common stock, with sole voting power over 3,189,731 shares and sole dispositive power over 3,239,746 shares. The principal address of BlackRock is 55 East 52nd Street, New York, NY 10055.
(6)
Includes (a) 7,229 shares of common stock owned by Dr. Tabuteau; (b) 2,005,998 shares of common stock that Dr. Tabuteau has the right to acquire from us within 60 days of the Record Date and (c) 7,344,500 shares of common stock held by an affiliate, Antecip Capital LLC. Dr. Tabuteau is the managing member of Antecip Capital LLC and so may be deemed to beneficially own such shares of common stock. Such shares are included when the shares are fully vested or vested within 60 days of the Record Date, even when the issuance of such shares is deferred. Excludes (a) 201,710 shares of common stock underlying options; (b) 123,064 shares of common stock underlying restricted stock units and (c) 28,609 shares of common stock underlying performance stock units, in each case, that will remain unvested within 60 days of the Record Date.

(7)
Includes (a) 42,187 shares of common stock owned by Mr. Pizzie; (b) 201 shares of common stock that may be deemed to be indirectly beneficially owned by Mr. Pizzie as custodian for his son’s Uniform Transfers to Minors Act (UTMA) account; (c) 145 shares of common stock that may be deemed to be indirectly beneficially owned by Mr. Pizzie as custodian for his daughter’s UTMA account; (d) 142 shares of common stock that may be deemed to be indirectly beneficially owned by Mr. Pizzie as custodian for his other son’s UTMA account and (e) 506,246 shares of common stock that Mr. Pizzie has the right to acquire from us within 60 days of the Record Date. Such shares are included when the shares are fully vested or vested within 60 days of the Record Date, even when the issuance of such shares is deferred. Excludes (a) 75,414 shares of common stock underlying options; (b) 41,701 shares of common stock underlying restricted stock units and (c) 9,423 shares of common stock underlying performance stock units, in each case, that will remain unvested within 60 days of the Record Date. Mr. Pizzie disclaims beneficial ownership of the 488 shares of common stock held in his children’s UTMA accounts.
(8)
Includes (a) 5,783 shares of common stock owned by Mr. Jacobson; (b) 619,075 shares of common stock that Mr. Jacobson has the right to acquire from us within 60 days of the Record Date. Such shares are included when the shares are fully vested or vested within 60 days of the Record Date, even when the issuance of such shares is deferred. Excludes (a) 86,363 shares of common stock underlying options; (b) 47,890 shares of common stock underlying restricted stock units and (c) 10,769 shares of common stock underlying performance stock units, in each case, that will remain unvested within 60 days of the Record Date.
(9)
Includes 151,419 shares of common stock that Mr. Murdock has the right to acquire from us within 60 days of the Record Date. Such shares are included when the shares are fully vested or vested within 60 days of the Record Date, even when the issuance of such shares is deferred. Excludes (a) 60,991 shares of common stock underlying options; (b) 38,284 shares of common stock underlying restricted stock units and (c) 7,740 shares of common stock underlying performance stock units, in each case, that will remain unvested within 60 days of the Record Date.
(10)
Includes 31,154 shares of common stock that Mr. Maizel has the right to acquire from us within 60 days of the Record Date. Such shares are included when the shares are fully vested or vested within 60 days of the Record Date, even when the issuance of such shares is deferred. Excludes (a) 49,703 shares of common stock underlying options; (b) 33,658 shares of common stock underlying restricted stock units and (c) 7,740 shares of common stock underlying performance stock units, in each case, that will remain unvested within 60 days of the Record Date.
(11)
Includes (a) 57,137 shares of common stock owned by Dr. Coleman, (b) 403,856 shares of common stock owned by entities of which Dr. Coleman has sole voting and dispositive power and (c) 180,556 shares of common stock that Dr. Coleman has the right to acquire from us within 60 days of the Record Date. Such shares are included when the shares are fully vested or vested within 60 days of the Record Date, even when the issuance of such shares is deferred.
(12)
Includes (a) 167,668 shares of common stock owned by Dr. Jeffs and (b) 42,679 shares of common stock that Dr. Jeffs has the right to acquire from us within 60 days of the Record Date. Such shares are included when the shares are fully vested or vested within 60 days of the Record Date, even when the issuance of such shares is deferred.
(13)
Includes 10,762 shares of common stock that Dr. Mahony has the right to acquire from us within 60 days of the Record Date. Such shares are included when the shares are fully vested or vested within 60 days of the Record Date, even when the issuance of such shares is deferred.
(14)
Includes (a) 10,002 shares of common stock owned by Mr. Saad; (b) 100 shares of common stock that may be deemed to be indirectly beneficially owned by Mr. Saad as custodian for his child’s UTMA account; (c) 100 shares of common stock that may be deemed to be indirectly beneficially owned by Mr. Saad as custodian for his second child’s UTMA account; (d) 100 shares of common stock that may be deemed to be indirectly beneficially owned by Mr. Saad as custodian for his third child’s UTMA account and (e) 207,078 shares of common stock that Mr. Saad has the right to acquire from us within 60 days of the Record Date. Such shares are included when the shares are fully vested or vested within 60 days of the Record Date, even when the issuance of such shares is deferred. Mr. Saad disclaims beneficial ownership of the 300 shares of common stock held in his children’s UTMA accounts.

EQUITY COMPENSATION PLAN INFORMATION

The following table contains information about our equity compensation plans as of December 31, 2024.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights		Weighted- average exercise price of outstanding options, warrants, and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders	9,346,065	(1)	$46.72	(2)	4,044,981	(3)
Equity compensation plans not approved by security holders	—		—		—
Total	9,346,065	(1)	$46.72	(2)	4,044,981	(3)

(1)
Includes 906,944 RSUs and 8,439,121 stock options outstanding as of December 31, 2024. Does not include purchase rights that accrue under the 2023 Employee Stock Purchase Plan (the “ESPP”). Purchase rights under the ESPP are considered equity compensation for accounting purposes; however, the number of shares to be purchased is indeterminable until the time shares are actually issued, as automatic employee contributions may be terminated before the end of an offering period and the purchase price is not yet known.
(2)
The weighted-average exercise price does not account for outstanding RSUs, as RSUs have no exercise price associated with them. Also excludes purchase rights under the 2023 Employee Stock Purchase Plan for the reasons described above.
(3)
Includes (i) 2,997,349 shares of common stock available for issuance under the 2015 Omnibus Incentive Compensation Plan and (ii) 1,047,632 shares of common stock available for issuance under the ESPP.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following is a description of transactions since January 1, 2024, in which we were a party or participant and the amount involved exceeded or will exceed $120,000, and in which any of our executive officers, directors, or holders of more than 5% of any class of our voting securities, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest, other than compensation arrangements which are described under “Compensation Discussion and Analysis.” We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or amounts that would be paid or received, as applicable, in arm’s-length transactions with unrelated third parties.

Related Party Transactions

License Agreements

In 2012, we entered into three exclusive license agreements with Antecip Bioventures II LLC (“Antecip”), an entity owned by our Chief Executive Officer and Chairman of the Board, Herriot Tabuteau, M.D., in which we were granted exclusive licenses to develop, manufacture, and commercialize Antecip’s patents and applications related to the development of AXS-05 (the active component of our Auvelity product) anywhere in the world for veterinary and human therapeutic and diagnostic use, and additional patents and applications that are not relevant to our current programs in development. The agreements were amended in August 2015 to update the schedule of patents and applications subject to the license agreements. Pursuant to the agreements, we are required to use commercially reasonable efforts to develop, obtain regulatory approval for, and commercialize AXS-05. Under the terms of the agreements, we are required to pay to Antecip a royalty equal to 3.0% for AXS-05, of net sales of products containing the licensed technology by us, our affiliates, or permitted sublicensees. These royalty payments are subject to reduction by an amount up to 50.0% of any required payments to third parties. Unless earlier terminated by a party for cause or by us for convenience, the agreements remain in effect on a product by product and country by country basis until the later to occur of (1) the applicable product is no longer covered by a valid claim in that country or (2) 10 years from the first commercial sale of the applicable product in that country. Upon expiration of the agreements with respect to a product in a country, our license grant for that product in that country will become a fully paid-up, royalty-free, perpetual non-exclusive license. If Antecip terminates any of the agreements for cause, or if we exercise our right to terminate any of the agreements for convenience, the rights granted to us under such terminated agreement will revert to Antecip. Due to sales of Auvelity in the fourth quarter of 2022, the Company began recording an accrual for royalty payments to Antecip equal to 3.0% of net sales, amounting to $3.9 million for the year ended December 31, 2023, and $8.7 million for the year ended December 31, 2024.

Indemnification Agreements

Our amended and restated certificate of incorporation provides that we will indemnify each of our executive officers and directors to the fullest extent permitted by the DGCL against liabilities that may arise by reason of their service to us or at our direction, and to advance expenses to each indemnitee in connection with any proceeding in which indemnification is available. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, we have been informed that in the opinion of the SEC such indemnification is against public policy and is therefore unenforceable.

Review and Approval of Related Party Transactions

Our Audit Committee charter requires that our Audit Committee review and approve or ratify transactions involving us and any executive officer, director, director nominee, 5% stockholder, and certain of their immediate family members, also referred to herein as related parties. The policy and procedures cover any transaction involving a related party, also referred to herein as a related party transaction, in which the related party has a material interest, and which does not fall under an explicitly stated exception set forth in the applicable disclosure rules of the SEC.

A related party transaction will be considered approved or ratified if it is authorized by the Audit Committee after full disclosure of the related party’s interest in the transaction. In considering related party transactions, the Audit Committee will consider any information considered material to investors and the following factors:

•
the related party’s interest in the transaction;
•
the approximate dollar value of the transaction;
•
whether the transaction was undertaken in the ordinary course of our business;
•
whether the terms of the transaction are no less favorable to us than terms that we could have reached with an unrelated third party; and
•
the purpose and potential benefit to us of the transaction.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that our executive officers and directors and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based on our review of forms we received, or written representations from reporting persons, we believe that during the year ended December 31, 2024, all Section 16(a) filing requirements were satisfied in a timely manner.

AUDIT COMMITTEE REPORT

The information contained in the following report of Axsome’s Audit Committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that Axsome specifically incorporates it by reference.

Role of the Audit Committee

The Audit Committee operates under a written charter adopted by our Board of Directors. The Audit Committee of our Board of Directors oversees our accounting practices, system of internal controls, audit processes and financial reporting processes. Among other things, our Audit Committee is responsible for reviewing our disclosure controls and processes, and the adequacy and effectiveness of our internal controls. It also discusses the scope and results of the audit with our independent registered public accounting firm, reviews with our management and our independent registered public accounting firm our interim and year-end operating results and, as appropriate, initiates inquiries into aspects of our financial affairs. Our Audit Committee is responsible for establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. In addition, our Audit Committee has sole and direct responsibility for the appointment, retention, compensation and oversight of the work of our independent registered public accounting firm, including approving services and fee arrangements. Significant related party transactions will be approved by our Audit Committee before we enter into them, as required by applicable rules and listing standards. A more detailed description of the functions and responsibilities of the Audit Committee can be found in Axsome’s Audit Committee charter, published on the corporate governance section of Axsome’s website at www.axsome.com.

The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management is responsible for our internal controls, financial reporting process, selection of accounting principles, determination of estimates and compliance with laws, regulations and ethical business conduct. Our independent registered public accounting firm is responsible for expressing an opinion as to the conformity of our consolidated financial statements with generally accepted accounting principles.

Review of Audited Financial Statements for the Year Ended December 31, 2024

The Audit Committee has reviewed and discussed with Axsome’s management and Deloitte & Touche LLP the audited consolidated financial statements of Axsome Therapeutics, Inc. for the year ended December 31, 2024. The Audit Committee has also discussed with Deloitte & Touche LLP the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board regarding communications between our independent registered public accounting firm and Audit Committee.

The Audit Committee has received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with Deloitte & Touche LLP its independence from us.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Axsome’s Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors:

Mark Saad (Chair)
Mark Coleman, M.D.

Roger Jeffs, Ph.D.

Susan Mahony, Ph.D., M.B.A.

OTHER MATTERS

We know of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy card to vote the shares they represent as Axsome may recommend.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote at your earliest convenience on the Internet or by telephone as instructed, or by executing and returning a proxy card, if you have requested one, in the envelope provided.

THE BOARD OF DIRECTORS

New York, NY

April 25, 2025

Appendix A

AXSOME THERAPEUTICS, INC.

2025 LONG-TERM INCENTIVE PLAN

1. History; Existence of the Plan.

2. Purposes of the Plan.

3. Terminology.

4. Administration.

(a) Administration of the Plan

(b) Powers of the Administrator

(c) Delegation of Administrative Authority

(d) Non-Uniform Determinations

(e) Limited Liability; Advisors

(f) Indemnification

(g) Effect of Administrator’s Decision

5. Shares Issuable Pursuant to Awards.

(a) Initial Share Pool

(b) Adjustments to Share Pool

(c) ISO Limit

(d) Source of Shares

(e) Non-Employee Director Award Limit

6. Participation.

7. Awards.

(a) Awards, In General

(b) Stock Options.

(c) Limitation on Reload Options

(d) Stock Appreciation Rights.

(e) Repricing

(f) Stock Awards.

(g) Stock Units.

(h) Performance Shares, Performance Stock Units and Performance Cash Units.

(i) Other Stock-Based Awards

(j) Awards to Participants Outside the United States

(k) Limitation on Dividend Reinvestment and Dividend Equivalents

(l) Dividends and Dividend Equivalents

8. Withholding of Taxes.

9. Transferability of Awards.

(a) General Nontransferability Absent Administrator Permission

(b) Administrator Discretion to Permit Transfers Other Than For Value

10. Adjustments for Corporate Transactions and Other Events.

(a) Mandatory Adjustments.

(b) Discretionary Adjustments

(c) Adjustments to Performance Goals

(d) Statutory Requirements Affecting Adjustments

(e) Dissolution or Liquidation.

11. Change in Control Provisions.

(a) Termination of Awards

(b) Continuation, Assumption or Substitution of Awards

(c) Other Permitted Actions

(d) Section 409A Savings Clause

12. Substitution of Awards in Mergers and Acquisitions.

13. Compliance with Securities Laws; Listing and Registration.

14. Section 409A Compliance.

15. Effective Date; Plan Duration; Amendment and Discontinuance.

(a) Effective Date.

(b) Plan Duration

(c) Amendment and Discontinuance of the Plan

(d) Amendment of Awards

16. General Provisions.

(a) Non-Guarantee of Employment or Service

(b) No Trust or Fund Created

(c) Status of Awards

(d) Subsidiary Employees

(e) Governing Law and Interpretation

(f) Use of English Language

(g) Recovery of Amounts Paid

17. Glossary.

1.
History; Existence of the Plan.

AXSOME THERAPEUTICS, INC., a Delaware corporation (“Axsome”), has established the AXSOME THERAPEUTICS, INC. 2025 LONG-TERM INCENTIVE PLAN, as set forth herein, and as the same may be amended from time to time (the “Plan”). The Plan was adopted by the Board of Directors of Axsome (the “Board”) on the Adoption Date and will become effective on the Effective Date.

The Plan is the successor to the Axsome Therapeutics, Inc. 2015 Omnibus Incentive Compensation Plan (the “Prior Plan”). As of the Effective Date: (i) no additional awards may be granted under the Prior Plan; (ii) any Prior Plan’s Returning Shares will become available for issuance pursuant to Awards granted under this Plan in accordance with Sections 5(b); and (iii) all outstanding awards granted under the Prior Plan will remain subject to the terms of the Prior Plan (except to the extent such outstanding awards result in Returning Shares that become available for issuance pursuant to Awards granted under this Plan). All Awards granted under this Plan will be subject to the terms of this Plan.

2.
Purposes of the Plan.

The Plan is designed to:

(a)
promote the long-term financial interests and growth of the Company by attracting and retaining management and other personnel of the Company and other Eligible Individuals.
(b)
motivate management personnel by means of growth-related incentives to achieve long-range goals; and
(c)
further the alignment of interests of Participants with those of the stockholders of Axsome through opportunities for increased stock or stock-based ownership in Axsome.

Toward these objectives, the Administrator may grant stock options, stock appreciation rights, stock awards, stock units, performance shares, performance units, and other stock-based awards to eligible individuals on the terms and subject to the conditions set forth in the Plan.

3.
Terminology.

Except as otherwise specifically provided in an Award Agreement, capitalized words and phrases used in the Plan or an Award Agreement shall have the meaning set forth in the glossary at Section 17 of the Plan or as defined the first place such word or phrase appears in the Plan.

4.
Administration.
(a)
Administration of the Plan. The Plan shall be administered by the Administrator.
(b)
Powers of the Administrator. The Administrator shall, except as otherwise provided under the Plan, have plenary authority, in its sole and absolute discretion, to grant Awards pursuant to the terms of the Plan to Eligible Individuals and to take all other actions necessary or desirable to carry out the purpose and intent of the Plan. Among other things, the Administrator shall have the authority, in its sole and absolute discretion, subject to the terms and conditions of the Plan to:
(i)
determine the Eligible Individuals to whom, and the time or times at which, Awards shall be granted;
(ii)
determine the types of Awards to be granted to any Eligible Individual;
(iii)
determine the number of shares of Common Stock to be covered by or used for reference purposes for each Award or the value to be transferred pursuant to any Award;
(iv)
determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (A) the purchase price of any shares of Common Stock, (B) the method of payment for shares purchased pursuant to any Award, (C) the method for satisfying any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Common Stock, (D) the timing, terms and conditions of the exercisability, vesting or payout of any Award or any shares acquired pursuant thereto, (E) the Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (F) the time of the expiration of any Award, (G) the effect of the Participant’s Termination of Service on any of the foregoing, and (H) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto as the Administrator shall consider to be appropriate and not inconsistent with the terms of the Plan;
(v)
subject to Sections 7(e), 10 and 15, modify, amend or adjust the terms and conditions of any Award;
(vi)
accelerate or otherwise change the time at or during which an Award may be exercised or becomes payable and waive or accelerate the lapse, in whole or in part, of any restriction, condition or risk of forfeiture with respect to such Award; provided, however, that, except in connection with death, disability or a Change in Control, no such change, waiver or acceleration to any Award that is considered “deferred compensation” within the meaning of Section 409A of the Code if the effect of such action is inconsistent with Section 409A of the Code;
(vii)
determine whether an Award will be paid or settled in cash, shares of Common Stock, or in any combination thereof and whether, to what extent and under what circumstances cash or shares of Common Stock payable with respect to an Award shall be deferred either automatically or at the election of the Participant;
(viii)
for any purpose, including but not limited to, qualifying for preferred or beneficial tax treatment, accommodating the customs or administrative challenges or otherwise complying with the tax, accounting or regulatory requirements of one or more jurisdictions, adopt, amend, modify, administer or terminate sub-plans, appendices, special provisions or supplements applicable to Awards regulated by the laws of a particular jurisdiction, which sub-plans, appendices, supplements and special provisions may take precedence over other provisions of the Plan, and prescribe, amend and rescind rules and regulations relating to such sub-plans, supplements and special provisions;
(ix)
establish any “blackout” period, during which transactions affecting Awards may not be effectuated, that the Administrator in its sole discretion deems necessary or advisable;
(x)
determine the Fair Market Value of shares of Common Stock or other property for any purpose under the Plan or any Award;
(xi)
administer, construe and interpret the Plan, Award Agreements and all other documents relevant to the Plan and Awards issued thereunder, and decide all other matters to be determined in connection with an Award;
(xii)
establish, amend, rescind and interpret such administrative rules, regulations, agreements, guidelines, instruments and practices for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable;
(xiii)
correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent the Administrator shall consider it desirable to carry it into effect; and
(xiv)
otherwise administer the Plan and all Awards granted under the Plan.
(c)
Delegation of Administrative Authority. The Administrator may designate officers or employees of the Company to assist the Administrator in the administration of the Plan and, to the extent permitted by applicable law and stock exchange rules, the Administrator may delegate to officers or other employees of the Company the Administrator’s duties and powers under the Plan, subject to such conditions and limitations as the

Administrator shall prescribe, including without limitation the authority to execute agreements or other documents on behalf of the Administrator; provided, however, that such delegation of authority shall not extend to the granting of, or exercise of discretion with respect to, Awards to Eligible Individuals who are officers under Section 16 of the Exchange Act.
(d)
Non-Uniform Determinations. The Administrator’s determinations under the Plan (including without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Award Agreements evidencing such Awards, and the ramifications of a Change in Control upon outstanding Awards) need not be uniform and may be made by the Administrator selectively among Awards or persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.
(e)
Limited Liability; Advisors. To the maximum extent permitted by law, no member of the Administrator, nor any director, officer, employee or representative of the Company shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder. The Administrator may employ counsel, consultants, accountants, appraisers, brokers or other persons. The Administrator, the Company and the officers and directors the Company shall be entitled to rely upon the advice, opinions or valuations of any such persons.
(f)
Indemnification. To the maximum extent permitted by law, by Axsome’s charter and by-laws, and by any directors’ and officers’ liability insurance coverage which may be in effect from time to time, the members of the Administrator and any agent or delegate of the Administrator who is a director, officer or employee of the Company or an Affiliate shall be indemnified by Axsome against any and all liabilities and expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan.
(g)
Effect of Administrator’s Decision. All actions taken and determinations made by the Administrator on all matters relating to the Plan or any Award pursuant to the powers vested in it hereunder shall be in the Administrator’s sole and absolute discretion, unless in contravention of any express term of the Plan, including, without limitation, any determination involving the appropriateness or equitableness of any action. All determinations made by the Administrator shall be conclusive, final and binding on all parties concerned, including the Company, any Participants and any other employee, or director of Axsome and its Affiliates, and their respective successors in interest. No member of the Administrator, nor any director, officer, employee or representative of the Company shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards.
5.
Shares Issuable Pursuant to Awards.
(a)
Initial Share Pool. Subject to adjustments as provided in Section 10 of the Plan and the following provisions of Section 5(b), as of the Effective Date, the number of shares of Common Stock issuable pursuant to Awards that may be granted under the Plan may not exceed 2,500,000 shares (the “Share Pool”). For clarity, the Share Pool in this Section 5(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 5(a) does not limit the granting of Awards. Shares of Common Stock may be issued in connection with a merger or acquisition as permitted by Nasdaq Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.
(b)
Adjustments to Share Pool. The Share Pool shall be adjusted, in addition to any adjustments to be made pursuant to Section 10 of the Plan, as follows:
(i)
The Share Pool shall be reduced, on the date of grant, by one share for each share of Common Stock made subject to an Award granted under the Plan;
(ii)
The Share Pool shall be increased, on the relevant date, by the number of unissued shares of Common Stock underlying or used as a reference measure for any Award or portion of an Award (or, after the Effective Date, any Prior Plan’s Returning Shares, as applicable) that is cancelled, forfeited, expired, terminated unearned or settled in cash, in any such case without the issuance of shares and by the number of shares of Common Stock used as a reference measure for any Award (or, after the Effective Date, any Prior Plan’s Returning Shares, as

applicable) that are not issued upon settlement of such Award (or, after the Effective Date, any Prior Plan’s Returning Shares, as applicable) either due to a net settlement or otherwise;
(iii)
The Share Pool shall be increased, on the forfeiture date, by the number of shares of Common Stock that are forfeited back to Axsome after issuance due to a failure to meet an Award (or, after the Effective Date, any Prior Plan’s Returning Shares, as applicable) contingency or condition with respect to any Award or portion of an Award (or, after the Effective Date, any Prior Plan’s Returning Shares, as applicable);
(iv)
The Share Pool shall be increased on the exercise date, by the number of shares of Common Stock withheld by or surrendered (either actually or through attestation) to Axsome in payment of the exercise price of any Award (or, after the Effective Date, any Prior Plan’s Returning Shares, as applicable);
(v)
The Share Pool shall be increased, on the relevant date, by the number of shares of Common Stock withheld by or surrendered (either actually or through attestation) to Axsome in payment of the Tax Withholding Obligation that arises in connection with any Award (or, after the Effective Date, any Prior Plan’s Returning Shares, as applicable);
(vi)
The Share Pool shall be increased, on the relevant date, by the number of shares of Common Stock subject to a stock appreciation right (or, after the Effective Date, a Prior Plan’s Returning Share that is a stock appreciation right) that are not issued in connection with its stock settlement on exercise thereof; and
(vii)
The Share Pool shall be increased, on the relevant date, by the number of shares of Common Stock reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of stock options (or, after the Effective Date, Prior Plan’s Returning Shares that are stock options).
(c)
ISO Limit. Subject to adjustment pursuant to Section 10 of the Plan, the maximum number of shares of Common Stock that may be issued pursuant to stock options granted under the Plan that are intended to qualify as Incentive Stock Options within the meaning of Section 422 of the Code shall be equal to 2,500,000.
(d)
Source of Shares. The shares of Common Stock with respect to which Awards may be made under the Plan shall be shares authorized for issuance under Axsome’s charter but unissued, or issued and reacquired, including without limitation shares purchased in the open market or in private transactions.
(e)
Non-Employee Director Award Limit. In addition, the Administrator may establish compensation for Non-Employee Directors from time to time, subject to the limitations in the Plan. The Administrator will from time to time determine the terms, conditions and amounts of all such Non-Employee Director compensation in its discretion and pursuant to the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time, provided that the sum of any cash compensation and the grant date fair value of Awards (as determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) granted under the Plan to a Non-Employee Director as compensation for services as a Non-Employee Director during any calendar year of Axsome may not exceed $750,000, provided however, in a Non-Employee Director’s first year of service compensation for services may not exceed $1,500,000 (such limits, the “Director Limits”). The Administrator may make exceptions to this limit for individual Non-Employee directors in extraordinary circumstances, as the Administrator may determine in its discretion, provided that the Non-Employee Director receiving such additional compensation may not participate in the decision to award such compensation or in other compensation decisions involving Non-Employee Director.
6.
Participation.

Participation in the Plan shall be open to all Eligible Individuals, as may be selected by the Administrator from time to time. The Administrator may also grant Awards to Eligible Individuals in connection with hiring, recruiting or otherwise, prior to the date the individual first performs services for Axsome or an Affiliate; provided, however, that such Awards shall not become vested or exercisable and no shares shall be issued to such individual, prior to the date the individual first commences performance of such services.

7.
Awards.
(a)
Awards, In General. The Administrator, in its sole discretion, shall establish the terms of all Awards granted under the Plan consistent with the terms of the Plan. Awards may be granted individually or in tandem with other types of Awards, concurrently with or with respect to outstanding Awards. All Awards are subject to the terms and conditions provided in the Award Agreement, which shall be delivered to the Participant receiving such Award upon, or as promptly as is reasonably practicable following, the grant of such Award. Unless otherwise specified by the Administrator, in its sole discretion, or otherwise provided in the Award Agreement, an Award shall not be effective unless the Award Agreement is signed or otherwise accepted by Axsome and the Participant receiving the Award (including by electronic delivery and/or electronic signature).
(b)
Stock Options.
(i)
Grants. A stock option means a right to purchase a specified number of shares of Common Stock from Axsome at a specified price during a specified period of time. The Administrator may from time to time grant to Eligible Individuals Awards of Incentive Stock Options or Nonqualified Options; provided, however, that Awards of Incentive Stock Options shall be limited to employees of Axsome or of any current or hereafter existing “parent corporation” or “subsidiary corporation,” as defined in Sections 424(e) and 424(f) of the Code, respectively, of Axsome, and any other Eligible Individuals who are eligible to receive Incentive Stock Options under the provisions of Section 422 of the Code. No stock option shall be an Incentive Stock Option unless so designated by the Administrator at the time of grant or in the applicable Award Agreement. The exercise price per share specified in the Award Agreement shall not be less than the lower of the Fair Market Value on the date of grant, or with respect to stock options that are granted in substitution of similar types of awards of a company acquired by Axsome or a Subsidiary or with which Axsome or a Subsidiary combines (whether in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, or otherwise) such base price as is necessary to preserve the intrinsic value of such awards.
(ii)
Exercise. Stock options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator; provided, however, that Awards of stock options may not have a term in excess of ten years’ duration unless required otherwise by applicable law.
(iii)
Termination of Service. Except as provided in the applicable Award Agreement or otherwise determined by the Administrator, to the extent stock options are not vested and exercisable, a Participant’s stock options shall be forfeited upon his or her Termination of Service.
(iv)
Additional Terms and Conditions. The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of stock options, provided they are not inconsistent with the Plan (including, without limitation, Section 7(l)).
(c)
Limitation on Reload Options. The Administrator shall not grant stock options under this Plan that contain a reload or replenishment feature pursuant to which a new stock option would be granted automatically upon receipt of delivery of Common Stock to Axsome in payment of the exercise price or any tax withholding obligation under any other stock option.
(d)
Stock Appreciation Rights.
(i)
Grants. The Administrator may from time-to-time grant to Eligible Individuals Awards of stock appreciation rights. A stock appreciation right entitles the Participant to receive, subject to the provisions of the Plan and the Award Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the Award Agreement, times (ii) the number of shares specified by the stock appreciation right, or portion thereof, which is exercised. The base price per share specified in the Award Agreement shall not be less than the lower of the Fair Market Value on the date of grant or the exercise price of any tandem stock option to which the stock appreciation right is related, or with respect to stock appreciation rights that are granted in substitution of similar types of awards of a company acquired by Axsome or a Subsidiary or with which Axsome or a Subsidiary combines (whether in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, or otherwise) such base price as is necessary to preserve the intrinsic value of such awards.
(ii)
Exercise. Stock appreciation rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator; provided, however, that stock appreciation rights granted under the Plan may not have a term in excess of ten years’ duration unless required otherwise by applicable law. The applicable Award Agreement shall specify whether payment by Axsome of the amount receivable upon any exercise of a stock appreciation right is to be made in cash or shares of Common Stock or a combination of both, or shall reserve to the Administrator or the Participant the right to make that determination prior to or upon the exercise of the stock appreciation right. If upon the exercise of a stock appreciation right a Participant is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment and the Administrator shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.
(iii)
Termination of Service. Except as provided in the applicable Award Agreement or otherwise determined by the Administrator, to the extent stock appreciation rights are not vested and exercisable, a Participant’s stock appreciation rights shall be forfeited upon his or her Termination of Service.
(iv)
Additional Terms and Conditions. The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of stock appreciation rights, provided they are not inconsistent with the Plan (including, without limitation, Section 7(l)).
(e)
Repricing. Notwithstanding anything herein to the contrary, except in connection with a corporate transaction involving Axsome (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of options and stock appreciation rights granted under the Plan may not be amended, after the date of grant, to reduce the exercise price of such options or stock appreciation rights, nor may outstanding options or stock appreciation rights, in each case with an exercise price greater than the Fair Market Value of a share of Common Stock as of such date, be canceled in exchange for (i) cash, (ii) options or stock appreciation rights with an exercise price or base price that is less than the exercise price or base price of the original outstanding options or stock appreciation rights, or (iii) other Awards, unless such action is approved by Axsome’s stockholders.
(f)
Stock Awards.
(i)
Grants. The Administrator may from time-to-time grant to Eligible Individuals Awards of unrestricted Common Stock or Restricted Stock (collectively, “Stock Awards”) on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as the Administrator shall determine. Stock Awards shall be evidenced in such manner as the Administrator may deem appropriate, including via book-entry registration.
(ii)
Vesting. Restricted Stock shall be subject to such vesting, restrictions on transferability and other restrictions, if any, and/or risk of forfeiture as the Administrator may impose at the date of grant or thereafter. The Restriction Period to which such vesting, restrictions and/or risk of forfeiture apply may lapse under such circumstances, including without limitation upon the attainment of Performance Goals, in such installments, or otherwise, as the Administrator may determine. Subject to the provisions of the Plan and the applicable Award Agreement, during the Restriction Period, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock.
(iii)
Rights of a Stockholder; Dividends. Except to the extent restricted under the Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder of Common Stock including, without limitation, the right to vote Restricted Stock. Dividends declared payable on Restricted Stock shall be subject to Section 7(m). Stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Common Stock or other property has been distributed. As soon as is practicable following the date on which restrictions on any shares of Restricted Stock lapse, Axsome shall deliver to the Participant the certificates for such shares or shall cause the shares to be registered in the Participant’s name in book-entry form, in either case with the restrictions removed, provided that the Participant shall have complied with all conditions for delivery of such shares contained in the Award Agreement or otherwise reasonably required by Axsome.
(iv)
Termination of Service. Except as provided in the applicable Award Agreement, upon Termination of Service during the applicable Restriction Period, Restricted Stock and any accrued but unpaid dividends that are at that time subject to restrictions shall be forfeited; provided that the Administrator may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of Restricted Stock.
(v)
Additional Terms and Conditions. The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of Restricted Stock, provided they are not inconsistent with the Plan.
(g)
Stock Units.
(i)
Grants. The Administrator may from time to time grant to Eligible Individuals Awards of unrestricted stock Units or Restricted Stock Units on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as the Administrator shall determine, subject to the limitations set forth in Section 7(b). Restricted Stock Units represent a contractual obligation by Axsome to deliver a number of shares of Common Stock, an amount in cash equal to the Fair Market Value of the specified number of shares subject to the Award, or a combination of shares of Common Stock and cash, in accordance with the terms and conditions set forth in the Plan and any applicable Award Agreement.
(ii)
Vesting and Payment. Restricted Stock Units shall be subject to such vesting, risk of forfeiture and/or payment provisions as the Administrator may impose at the date of grant. The Restriction Period to which such vesting and/or risk of forfeiture apply may lapse under such circumstances, including without limitation upon the attainment of Performance Goals, in such installments, or otherwise, as the Administrator may determine. Shares of Common Stock, cash or a combination of shares of Common Stock and cash, as applicable, payable in settlement of Restricted Stock Units shall be delivered to the Participant as soon as administratively practicable, but no later than 30 days, after the date on which payment is due under the terms of the Award Agreement provided that the Participant shall have complied with all conditions for delivery of such shares or payment contained in the Award Agreement or otherwise reasonably required by Axsome, or in accordance with an election of the Participant, if the Administrator so permits, that meets the requirements of Section 409A of the Code.
(iii)
No Rights of a Stockholder; Dividend Equivalents. Until shares of Common Stock are issued to the Participant in settlement of stock Units, the Participant shall not have any rights of a stockholder of Axsome with respect to the stock Units or the shares issuable thereunder. The Administrator may grant to the Participant the right to receive Dividend Equivalents on stock Units, subject to such terms as the Administrator may determine and subject to Section 7(m).
(iv)
Termination of Service. Upon Termination of Service during the applicable deferral period or portion thereof to which forfeiture conditions apply, or upon failure to satisfy any other conditions precedent to the delivery of shares of Common Stock or cash to which such Restricted Stock Units relate, all Restricted Stock Units and any accrued but unpaid Dividend Equivalents with respect to such Restricted Stock Units that are then subject to deferral or restriction shall be forfeited; provided that the Administrator may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock Units will be waived in whole or in part in the event of termination resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of Restricted Stock Units.

(v)
Additional Terms and Conditions. The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of stock Units, provided they are not inconsistent with the Plan.
(h)
Performance Shares, Performance Stock Units and Performance Cash Units.
(i)
Grants. The Administrator may from time-to-time grant to Eligible Individuals Awards in the form of Performance Shares, Performance Stock Units and Performance Cash Units. Performance Shares, as that term is used in this Plan, shall refer to shares of Common Stock, the issuance, vesting, lapse of restrictions on or payment of which is contingent on performance as measured against predetermined objectives over a specified Performance Period. Performance Stock Units, as that term is used in this Plan, shall refer to Units that are expressed in terms of Common Stock, the issuance, vesting, lapse of restrictions on or payment of which is contingent on performance as measured against predetermined objectives over a specified Performance Period. Performance Cash Units, as that term is used in this Plan, shall refer to dollar-denominated Units valued by reference to designated criteria established by the Administrator, other than Common Stock, the issuance, vesting, lapse of restrictions on or payment of which is contingent on performance as measured against predetermined objectives over a specified Performance Period. The applicable Award Agreement shall specify whether Performance Shares, Performance Stock Units and Performance Cash Units will be settled or paid in cash or shares of Common Stock or a combination of both, or shall reserve to the Administrator or the Participant the right to make that determination prior to or at the payment or settlement date.
(ii)
Performance Criteria. The Administrator shall, prior to or at the time of grant, condition the grant, vesting or payment of, or lapse of restrictions on, an Award of Performance Shares, Performance Stock Units or Performance Cash Units upon (A) the attainment of Performance Goals during a Performance Period or (B) the attainment of Performance Goals and the continued service of the Participant. The length of the Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Administrator in the exercise of its absolute discretion. Performance Goals may include minimum, maximum and target levels of performance, with the size of the Award or payout of Performance Shares, Performance Stock Units or Performance Cash Units or the vesting or lapse of restrictions with respect thereto based on the level attained. Performance Goals may be applied on a per share or absolute basis and relative to one or more Performance Metrics, or any combination thereof, and may be measured pursuant to U.S. generally accepted accounting principles (“GAAP”), non-GAAP or other objective standards in a manner consistent with Axsome’s or its Subsidiary’s established accounting policies, all as the Administrator shall determine at the time the Performance Goals for a Performance Period are established. The Administrator may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to the manner in which one or more of the Performance Goals is to be calculated or measured to take into account, or ignore, one or more of the following: (1) items related to a change in accounting principle; (2) items relating to financing activities; (3) expenses for restructuring or productivity initiatives; (4) other non-operating items; (5) items related to acquisitions; (6) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (7) items related to the sale or disposition of a business or segment of a business; (8) items related to discontinued operations that do not qualify as a segment of a business under U.S. generally accepted accounting principles; (9) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (10) any other items of significant income or expense which are determined to be appropriate adjustments; (11) items relating to unusual or extraordinary corporate transactions, events or developments, (12) items related to amortization of acquired intangible assets; (13) items that are outside the scope of the Company’s core, on-going business activities; (14) changes in foreign currency exchange rates; (15) items relating to changes in tax laws; (16) certain identified expenses (including, but not limited to, cash bonus expenses, incentive expenses and acquisition-related transaction and integration expenses); (17) items relating to asset impairment charges; (18) items relating to gains or unusual or nonrecurring events or changes in applicable law, accounting principles or business conditions, or (19) or any other items selected by the Administrator. Performance Shares, Performance Stock Units or Performance Cash Units shall be settled as and when the Award vests or at a later time specified in the Award Agreement or in accordance with an election of the Participant, if the Administrator so permits, that meets the requirements of Section 409A of the Code.
(iii)
Additional Terms and Conditions. The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any

Award of Performance Shares, Performance Stock Units or Performance Cash Units, provided they are not inconsistent with the Plan (including, without limitation, Section 7(l)).
(i)
Other Stock-Based Awards. The Administrator may from time-to-time grant to Eligible Individuals Awards in the form of Other Stock-Based Awards. Other Stock-Based Awards in the form of Dividend Equivalents may be (A) awarded on a free-standing basis or in connection with another Award other than a stock option or stock appreciation right, (B) paid currently or credited to an account for the Participant, including the reinvestment of such credited amounts in Common Stock equivalents, to be paid on a deferred basis, and (C) settled in cash or Common Stock as determined by the Administrator; provided, however, that Dividend Equivalents payable on Other Stock-Based Awards (or any other Awards, as applicable) shall be subject to Section 7(m). Any such settlements, and any such crediting of Dividend Equivalents, may be subject to such conditions, restrictions and contingencies as the Administrator shall establish.
(j)
Awards to Participants Outside the United States. The Administrator may grant Awards to Eligible Individuals who are foreign nationals, who are located outside the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause Axsome or a Subsidiary to be subject to) tax, legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable in order that any such Award shall conform to laws, regulations, and customs of the country or jurisdiction in which the Participant is then resident or primarily employed or to foster and promote achievement of the purposes of the Plan.
(k)
Limitation on Dividend Reinvestment and Dividend Equivalents. Reinvestment of dividends in additional Restricted Stock at the time of any dividend payment, and the payment of shares of Common Stock with respect to dividends to Participants holding Awards of stock Units, shall only be permissible if sufficient shares are available under the Share Pool for such reinvestment or payment (taking into account then outstanding Awards). In the event that sufficient shares are not available under the Share Pool for such reinvestment or payment, such reinvestment or payment shall be made in the form of a grant of stock Units equal in number to the shares of Common Stock that would have been obtained by such payment or reinvestment, the terms of which stock Units shall provide for settlement in cash and for Dividend Equivalent reinvestment in further stock Units on the terms contemplated by this Section 7(k).
(l)
Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to an Award, as determined by the Board and contained in the applicable Award Agreement; provided, however, that (i) no dividends or dividend equivalents may be paid with respect to any such shares before the date such shares have vested under the terms of such Award Agreement, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of such Award Agreement (including, but not limited to, any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to the Company on the date, if any, such shares are forfeited to or repurchased by the Company due to a failure to meet any vesting conditions under the terms of such Award Agreement. For the avoidance of doubt, no dividends or dividend equivalents may be granted in connection with stock options or stock appreciation rights.
8.
Withholding of Taxes.

Participants and holders of Awards shall pay to Axsome or its Affiliate, or make arrangements satisfactory to the Administrator for payment of, any Tax Withholding Obligation in respect of Awards granted under the Plan no later than the date of the event creating the tax or social insurance contribution liability. The obligations of Axsome under the Plan shall be conditional on such payment or arrangements. Unless otherwise determined by the Administrator, Tax Withholding Obligations may be settled in whole or in part with shares of Common Stock, including unrestricted outstanding shares surrendered to Axsome and unrestricted shares that are part of the Award that gives rise to the Tax Withholding Obligation, having a Fair Market Value on the date of surrender or withholding equal to the statutory minimum amount (or such greater amount permitted under FASB Accounting Standards Codification Topic 718, Compensation—Stock Compensation, for equity-classified awards) required to be withheld for tax or social insurance contribution purposes, all in accordance with such procedures as the

Administrator establishes. Axsome or its Affiliate may deduct, to the extent permitted by law, any such Tax Withholding Obligations from any payment of any kind otherwise due to the Participant or holder of an Award.

9.
Transferability of Awards.
(a)
General Nontransferability Absent Administrator Permission. Except as otherwise determined by the Administrator, and in any event in the case of an Incentive Stock Option or a tandem stock appreciation right granted with respect to an Incentive Stock Option, no Award granted under the Plan shall be transferable by a Participant otherwise than by will or the laws of descent and distribution. The Administrator shall not permit any transfer of an Award for value. An Award may be exercised during the lifetime of the Participant, only by the Participant or, during the period the Participant is under a legal disability, by the Participant’s guardian or legal representative, unless otherwise determined by the Administrator. Awards granted under the Plan shall not be subject in any manner to alienation, anticipation, sale, transfer, assignment, pledge, or encumbrance, except as otherwise determined by the Administrator; provided, however, that the restrictions in this sentence shall not apply to the shares of Common Stock received in connection with an Award after the date that the restrictions on transferability of such shares set forth in the applicable Award Agreement have lapsed. Nothing in this paragraph shall be interpreted or construed as overriding the terms of any Company stock ownership or retention policy, now or hereafter existing, that may apply to the Participant or shares of Common Stock received under an Award.
(b)
Administrator Discretion to Permit Transfers Other Than For Value. Except as otherwise restricted by applicable law, the Administrator may, but need not, permit an Award, other than an Incentive Stock Option or a tandem stock appreciation right granted with respect to an Incentive Stock Option, to be transferred to a Participant’s Family Member (as defined below) as a gift or pursuant to a domestic relations order in settlement of marital property rights. The Administrator shall not permit any transfer of an Award for value. For purposes of this Section 9, “Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent (50%) of the voting interests. The following transactions are not prohibited transfers for value: (i) a transfer under a domestic relations order in settlement of marital property rights; and (ii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Participant) in exchange for an interest in that entity.
10.
Adjustments for Corporate Transactions and Other Events.
(a)
Mandatory Adjustments. In the event of a merger, consolidation, stock rights offering, statutory share exchange or similar event affecting Axsome (each, a “Corporate Event”) or a stock dividend, stock split, reverse stock split, separation, spinoff, reorganization, extraordinary dividend of cash or other property, share combination or subdivision, recapitalization, capital reduction distribution, or similar event affecting the capital structure of Axsome (each, a “Share Change”) that occurs at any time after the Effective Date (including any such Corporate Event or Share Change that occurs after such adoption and coincident with or prior to the Effective Date), the Administrator shall make equitable and appropriate substitutions or proportionate adjustments to (i) the aggregate number and kind of shares of Common Stock or other securities on which Awards under the Plan may be granted to Eligible Individuals, (ii) the maximum number of shares of Common Stock or other securities that may be issued with respect to Incentive Stock Options granted under the Plan, (iii) the number of shares of Common Stock or other securities covered by each outstanding Award and the exercise price, base price or other price per share, if any, and other relevant terms of each outstanding Award, and (iv) all other numerical limitations relating to Awards, whether contained in this Plan or in Award Agreements; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated.
(b)
Discretionary Adjustments. In the case of Corporate Events, the Administrator may make such other adjustments to outstanding Awards as it determines to be appropriate and desirable, which adjustments may include, without limitation, (i) the cancellation of outstanding Awards in exchange for payments of cash, securities or other property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Administrator in its sole discretion (it being understood that in the case of a Corporate Event with respect to which stockholders of Axsome receive consideration other than publicly traded equity securities of the ultimate surviving entity, any such determination by the Administrator that the value of a stock option or stock appreciation right shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for each share of Common Stock pursuant to such Corporate Event over the exercise price or base price of such stock option or stock appreciation right shall conclusively be deemed valid and that any stock option or stock appreciation right may be cancelled for no consideration upon a Corporate Event if its exercise price or base price equals or exceeds the value of the consideration being paid for each share of Common Stock pursuant to such Corporate Event), (ii) the substitution of securities or other property (including, without limitation, cash or other securities of Axsome and securities of entities other than Axsome) for the shares of Common Stock subject to outstanding Awards, and (iii) the substitution of equivalent awards, as determined in the sole discretion of the Administrator, of the surviving or successor entity or a parent thereof (“Replacement Awards”).
(c)
Adjustments to Performance Goals. The Administrator may, in its discretion, adjust the Performance Goals applicable to any Awards to reflect any unusual or non-recurring events and other extraordinary items, impact of charges for restructurings, discontinued operations and the cumulative effects of accounting or tax changes, each as defined by generally accepted accounting principles or as identified in Axsome’s consolidated financial statements, notes to the consolidated financial statements, management’s discussion and analysis or other Axsome filings with the Securities and Exchange Commission. If the Administrator determines that a change in the business, operations, corporate structure or capital structure of Axsome or the applicable subsidiary, business segment or other operational unit of Axsome or any such entity or segment, or the manner in which any of the foregoing conducts its business, or other events or circumstances, render the Performance Goals to be unsuitable, the Administrator may modify such Performance Goals or the related minimum acceptable level of achievement, in whole or in part, as the Administrator deems appropriate and equitable.
(d)
Statutory Requirements Affecting Adjustments. Notwithstanding the foregoing: (A) any adjustments made pursuant to Section 10 to Awards that are considered “deferred compensation” within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code; (B) any adjustments made pursuant to Section 10 to Awards that are not considered “deferred compensation” subject to Section 409A of the Code shall be made in such a manner as to ensure that after such adjustment, the Awards either (1) continue not to be subject to Section 409A of the Code or (2) comply with the requirements of Section 409A of the Code; (C) in any event, the Administrator shall not have the authority to make any adjustments pursuant to Section 10 to the extent the existence of such authority would cause an Award that is not intended to be subject to Section 409A of the Code at the date of grant to be subject thereto; and (D) any adjustments made pursuant to Section 10 to Awards that are Incentive Stock Options shall be made in compliance with the requirements of Section 424(a) of the Code.
(e)
Dissolution or Liquidation. Unless the Administrator determines otherwise, all Awards outstanding under the Plan shall terminate upon the dissolution or liquidation of Axsome.
11.
Change in Control Provisions.
(a)
Termination of Awards. Notwithstanding the provisions of Section 11(b), in the event that any transaction resulting in a Change in Control occurs, outstanding Awards will terminate upon the effective time of such Change in Control unless provision is made in connection with the transaction for the continuation or assumption of such Awards by, or for the issuance therefor of Replacement Awards of, the surviving or successor entity or a parent thereof. Solely with respect to Awards that will terminate as a result of the immediately preceding sentence and except as otherwise provided in the applicable Award Agreement:
(i)
the outstanding Awards of stock options and stock appreciation rights that will terminate upon the effective time of the Change in Control shall, immediately before the effective time of the Change in Control, become fully exercisable and the holders of such Awards will be permitted, immediately before the Change in Control, to exercise the Awards;
(ii)
the outstanding shares of Restricted Stock the vesting or restrictions on which are then solely time-based and not subject to achievement of Performance Goals shall, immediately before the effective time of the Change in Control, become fully vested, free of all transfer and lapse restrictions and free of all risks of forfeiture;

(iii)
the outstanding shares of Restricted Stock the vesting or restrictions on which are then subject to and pending achievement of Performance Goals shall, immediately before the effective time of the Change in Control and unless the Award Agreement provides for vesting or lapsing of restrictions in a greater amount upon the occurrence of a Change in Control, become vested, free of transfer and lapse restrictions and risks of forfeiture in such amounts as if the applicable Performance Goals for the unexpired Performance Period had been achieved at the target level set forth in the applicable Award Agreement;
(iv)
the outstanding Restricted Stock Units, Performance Shares, Performance Stock Units and Performance Cash Units the vesting, earning or settlement of which is then solely time-based and not subject to or pending achievement of Performance Goals shall, immediately before the effective time of the Change in Control, become fully earned and vested and shall be settled in cash or shares of Common Stock (consistent with the terms of the Award Agreement after taking into account the effect of the Change in Control transaction on the shares) as promptly as is practicable, subject to any applicable limitations imposed thereon by Section 409A of the Code; and
(v)
the outstanding Restricted Stock Units, Performance Shares, Performance Stock Units and Performance Cash Units the vesting, earning or settlement of which is then subject to and pending achievement of Performance Goals shall, immediately before the effective time of the Change in Control and unless the Award Agreement provides for vesting, earning or settlement in a greater amount upon the occurrence of a Change in Control, become vested and earned in such amounts as if the applicable Performance Goals for the unexpired Performance Period had been achieved at the target level set forth in the applicable Award Agreement and shall be settled in cash or shares of Common Stock (consistent with the terms of the Award Agreement after taking into account the effect of the Change in Control transaction on the shares) as promptly as is practicable, subject to any applicable limitations imposed thereon by Section 409A of the Code.

Implementation of the provisions of this Section 11(a) shall be conditioned upon consummation of the Change in Control.

(b)
Continuation, Assumption or Substitution of Awards. The Administrator may specify, on or after the date of grant, in an award agreement or amendment thereto, the consequences of a Participant’s Termination of Service that occurs coincident with or following the occurrence of a Change in Control, if a Change in Control occurs under which provision is made in connection with the transaction for the continuation or assumption of outstanding Awards by, or for the issuance therefor of Replacement Awards of, the surviving or successor entity or a parent thereof.
(c)
Other Permitted Actions. In the event that any transaction resulting in a Change in Control occurs, the Administrator may take any of the actions set forth in Section 10 with respect to any or all Awards granted under the Plan.
(d)
Section 409A Savings Clause. Notwithstanding the foregoing, if any Award is considered to be a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, this Section 11 shall apply to such Award only to the extent that its application would not result in the imposition of any tax or interest or the inclusion of any amount in income under Section 409A of the Code.
12.
Substitution of Awards in Mergers and Acquisitions.

Awards may be granted under the Plan from time to time in substitution for assumed awards held by employees, officers, or directors of entities who become employees, officers, or directors of Axsome or a Subsidiary as the result of a merger or consolidation of the entity for which they perform services with Axsome or a Subsidiary, or the acquisition by Axsome or a Subsidiary of the assets or stock of such entity (“Substitute Awards”). The terms and conditions of any Awards so granted may vary from the terms and conditions set forth herein to the extent that the Administrator deems appropriate at the time of grant to conform the Awards to the provisions of the assumed awards for which they are substituted and to preserve their intrinsic value as of the date of the merger, consolidation or acquisition transaction. To the extent permitted by applicable law and marketplace or listing rules of the primary securities market or exchange on which the Common Stock is listed or admitted for trading, any available shares under a stockholder-approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards granted pursuant to this Section 12 and, upon such grant, shall not reduce the Share Pool.

13.
Compliance with Securities Laws; Listing and Registration.
(a)
The obligation of Axsome to sell or deliver Common Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal, state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator. If at any time the Administrator determines that the delivery of Common Stock under the Plan is or may be unlawful under the laws of any applicable jurisdiction, or Federal, state or foreign (non-United States) securities laws, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Administrator determines that such delivery is lawful. If at any time the Administrator determines that the delivery of Common Stock under the Plan would or may violate the rules of any exchange on which Axsome’s securities are then listed for trade, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Administrator determines that such delivery would not violate such rules. If the Administrator determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any stock exchange upon which any of Axsome’s equity securities are listed, then the Administrator may postpone any such exercise, nonforfeitability or delivery, as applicable, but Axsome shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.
(b)
Each Award is subject to the requirement that, if at any time the Administrator determines, in its absolute discretion, that the listing, registration or qualification of Common Stock issuable pursuant to the Plan is required by any securities exchange or under any state, federal or foreign (non-United States) law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Common Stock, no such Award shall be granted or payment made or Common Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.
(c)
In the event that the disposition of Common Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and is not otherwise exempt from such registration, such Common Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Administrator may require a person receiving Common Stock pursuant to the Plan, as a condition precedent to receipt of such Common Stock, to represent to Axsome in writing that the Common Stock acquired by such person is acquired for investment only and not with a view to distribution and that such person will not dispose of the Common Stock so acquired in violation of Federal, state or foreign securities laws and furnish such information as may, in the opinion of counsel for Axsome, be appropriate to permit Axsome to issue the Common Stock in compliance with applicable Federal, state or foreign securities laws.
14.
Section 409A Compliance.

It is the intention of the Company that any Award that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code shall comply in all respects with the requirements of Section 409A of the Code to avoid the imposition of any tax or interest or the inclusion of any amount in income pursuant to Section 409A of the Code, and the terms of each such Award shall be construed, administered and deemed amended, if applicable, in a manner consistent with this intention. Notwithstanding the foregoing, neither Axsome nor any of its Affiliates nor any of its or their directors, officers, employees, agents or other service providers will be liable for any taxes, penalties or interest imposed on any Participant or other person with respect to any amounts paid or payable (whether in cash, shares of Common Stock or other property) under any Award, including any taxes, penalties or interest imposed under or as a result of Section 409A of the Code. Any payments described in an Award that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise. For purposes of any Award, each amount to be paid or benefit to be provided to a Participant that constitutes deferred compensation subject to Section 409A of the Code shall be construed as a separate identified payment for purposes of Section 409A of the Code. For purposes of Section 409A of the Code, the payment of Dividend Equivalents under any Award shall be construed as earnings and the time and form of payment of such Dividend Equivalents shall be treated separately from the time and form of payment of the underlying Award. Notwithstanding any other provision of the Plan to the contrary, with respect to any Award that constitutes a “nonqualified deferred compensation plan” within the meaning of

Section 409A of the Code, any payments (whether in cash, shares of Common Stock or other property) to be made with respect to the Award that become payable on account of the Participant’s separation from service, within the meaning of Section 409A of the Code, while the Participant is a “specified employee” (as determined in accordance with the uniform policy adopted by the Administrator with respect to all of the arrangements subject to Section 409A of the Code maintained by Axsome and its Affiliates) and which would otherwise be paid within six months after the Participant’s separation from service, to the extent necessary to avoid the imposition of taxes under Section 409A, shall be accumulated (without interest) and paid on the first day of the seventh month following the Participant’s separation from service or, if earlier, within 15 days after the appointment of the personal representative or executor of the Participant’s estate following the Participant’s death. Notwithstanding anything in the Plan or an Award Agreement to the contrary, in no event shall the Administrator exercise its discretion to accelerate the payment or settlement of an Award where such payment or settlement constitutes deferred compensation within the meaning of Code section 409A unless, and solely to the extent that, such accelerated payment or settlement is permissible under Treasury Regulation section 1.409A-3(j)(4).

15.
Effective Date; Plan Duration; Amendment and Discontinuance.
(a)
Effective Date. The Plan shall become effective on the Effective Date, provided the Plan has been approved by the stockholders of Axsome on or before such date.
(b)
Plan Duration. The Plan shall remain in effect, subject to the right of the Board or the Compensation Committee to amend or terminate the Plan at any time, until the earlier of (a) the earliest date as of which all Awards granted under the Plan have been satisfied in full or terminated and no shares of Common Stock approved for issuance under the Plan remain available to be granted under new Awards or (b) the ten (10) year anniversary of the Effective Date. No Awards shall be granted under the Plan after such termination date. Subject to other applicable provisions of the Plan, all Awards made under the Plan on or before the ten (10) year anniversary of the Effective Date or such earlier termination of the Plan, shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.
(c)
Amendment and Discontinuance of the Plan. The Board or the Compensation Committee may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would materially impair the rights of a Participant with respect to a previously granted Award without such Participant’s consent, except such an amendment made to comply with applicable law or rule of any securities exchange or market on which the Common Stock is listed or admitted for trading or to prevent adverse tax or accounting consequences to the Company or the Participant. Notwithstanding the foregoing, no such amendment shall be made without the approval of Axsome’s stockholders to the extent such amendment would (A) materially increase the benefits accruing to Participants under the Plan, (B) materially increase the number of shares of Common Stock which may be issued under the Plan or to a Participant, (C) materially expand the eligibility for participation in the Plan, (D) eliminate or modify the prohibition set forth in Section 7(e) on repricing of stock options and stock appreciation rights, (E) lengthen the maximum term or lower the minimum exercise price or base price permitted for stock options and stock appreciation rights, or (F) modify the prohibition on the issuance of reload or replenishment options. Except as otherwise determined by the Board or Compensation Committee, termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.
(d)
Amendment of Awards. Subject to Section 7(e), the Administrator may unilaterally amend the terms of any Award theretofore granted, but no such amendment shall materially impair the rights of any Participant with respect to an Award without the Participant’s consent, except such an amendment made to cause the Plan or Award to comply with applicable law, applicable rule of any securities exchange on which the Common Stock is listed or admitted for trading, or to prevent adverse tax or accounting consequences for the Participant or the Company or any of its Affiliates. For purposes of the foregoing sentence, an amendment to an Award that results in a change in the tax consequences of the Award to the Participant shall not be considered to be a material impairment of the rights of the Participant and shall not require the Participant’s consent.
16.
General Provisions.
(a)
Non-Guarantee of Employment or Service. Nothing in the Plan or in any Award Agreement thereunder shall confer any right on an individual to continue in the service of Axsome or any Affiliate or shall interfere in any way with the right of Axsome or any Affiliate to terminate such service at any time with or without cause or notice and whether or not such termination results in (i) the failure of any Award to vest or become payable; (ii) the forfeiture of any unvested or vested portion of any Award; and/or (iii) any other adverse effect on the individual’s interests under any Award or the Plan. No person, even though deemed an Eligible Individual, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. To the extent that an Eligible Individual who is an employee of a Subsidiary receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Participant’s employer or that the Participant has an employment relationship with the Company.
(b)
No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other person. To the extent that any Participant or other person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.
(c)
Status of Awards. Awards shall be special incentive payments to the Participant and shall not be taken into account in computing the amount of salary or compensation of the Participant for purposes of determining any pension, retirement, death, severance or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance, severance or other employee benefit plan of the Company or any Affiliate now or hereafter in effect under which the availability or amount of benefits is related to the level of compensation or (b) any agreement between (i) Axsome or any Affiliate and (ii) the Participant, except as such plan or agreement shall otherwise expressly provide.
(d)
Subsidiary Employees. In the case of a grant of an Award to an Eligible Individual who provides services to any Subsidiary, Axsome may, if the Administrator so directs, issue or transfer the shares of Common Stock, if any, covered by the Award to the Subsidiary, for such lawful consideration as the Administrator may specify, upon the condition or understanding that the Subsidiary will transfer the shares of Common Stock to the Eligible Individual in accordance with the terms of the Award specified by the Administrator pursuant to the provisions of the Plan. All shares of Common Stock underlying Awards that are forfeited or canceled after such issue or transfer of shares to the Subsidiary shall revert to Axsome.
(e)
Governing Law and Interpretation. The validity, construction and effect of the Plan, of Award Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Administrator relating to the Plan or such Award Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable United States federal laws and the laws of the State of Delaware, without regard to its conflict of laws principles. The captions of the Plan are not part of the provisions hereof and shall have no force or effect. Except where the context otherwise requires: (i) the singular includes the plural and vice versa; (ii) a reference to one gender includes other genders; (iii) a reference to a person includes a natural person, partnership, corporation, association, governmental or local authority or agency or other entity; and (iv) a reference to a statute, ordinance, code or other law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them.
(f)
Use of English Language. The Plan, each Award Agreement, and all other documents, notices and legal proceedings entered into, given or instituted pursuant to an Award shall be written in English, unless otherwise determined by the Administrator. If a Participant receives an Award Agreement, a copy of the Plan or any other documents related to an Award translated into a language other than English, and if the meaning of the translated version is different from the English version, the English version shall control.
(g)
Recovery of Amounts Paid. Except as otherwise provided by the Administrator, Awards granted under the Plan shall be subject to any and all policies, guidelines, codes of conduct, or other agreement or arrangement adopted by the Board or Compensation Committee with respect to the recoupment, recovery or clawback of compensation (collectively, the “Recoupment Policy”) and/or to any provisions set forth in the applicable Award Agreement under which the Company may recover from current and former Participants any amounts paid or shares of Common Stock issued under an Award and any proceeds therefrom under such circumstances as the Administrator determines appropriate. The Administrator may apply the Recoupment Policy to Awards granted before the policy is adopted to the extent required by applicable law or rule of any securities exchange or market on which shares of Common Stock are listed or admitted for trading, as determined by the Administrator in its sole discretion.
17.
Glossary.

Under this Plan, except where the context otherwise indicates, the following definitions apply:

“Administrator” means the Compensation Committee, or such other committee(s) of director(s) (for the avoidance of doubt, which may include a committee of one director) duly appointed by the Board or the Compensation Committee to administer the Plan or delegated limited authority to perform administrative actions under the Plan, and having such powers as shall be specified by the Board or the Compensation Committee; provided, however, that at any time the Board may serve as the Administrator in lieu of or in addition to the Compensation Committee or such other committee(s) of director(s) to whom administrative authority has been delegated. With respect to any Award to which Section 16 of the Exchange Act applies, the Administrator shall consist of either the Board or a committee of the Board, which committee shall consist of three or more directors, each of whom is intended to be, to the extent required by Rule 16b-3 of the Exchange Act, a “non-employee director” as defined in Rule 16b-3 of the Exchange Act and an “independent director” to the extent required by the rules of the national securities exchange that is the principal trading market for the Common Stock, provided that, with respect to Awards made to a member of the Board who is not an employee of the Company, Administrator means the Board. Any member of the Administrator who does not meet the foregoing requirements shall abstain from any decision regarding an Award and shall not be considered a member of the Administrator to the extent required to comply with Rule 16b-3 of the Exchange Act.

“Adoption Date” means the date the Plan is adopted by the Board.

“Affiliate” means any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, Axsome or any successor to Axsome. For this purpose, “control” (including the correlative meanings of the terms “controlled by” and “under common control with”) shall mean ownership, directly or indirectly, of 50% or more of the total combined voting power of all classes of voting securities issued by such entity, or the possession, directly or indirectly, of the power to direct the management and policies of such entity, by contract or otherwise.

“Award” means any stock option, stock appreciation right, stock award, stock unit, Performance Share, Performance Stock Unit, Performance Cash Unit, and/or Other Stock-Based Award, whether granted under this Plan.

“Award Agreement” means the written document(s), including an electronic writing acceptable to the Administrator, and any notice, addendum or supplement thereto, memorializing the terms and conditions of an Award granted pursuant to the Plan and which shall incorporate the terms of the Plan.

“Board” means the Board of Directors of Axsome.

“Cause” has the meaning given to that term in any written employment agreement, offer letter or severance agreement between the Company and the Participant, or if no such agreement exists or if such term is not defined therein, and unless otherwise defined in the Award Agreement, Cause shall mean a finding by the Board or the Compensation Committee that the Participant (i) has breached his or her employment or service contract with the Company, (ii) has engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty, (iii) has disclosed trade secrets or confidential information of the Company to persons not entitled to receive such information, (iv) has breached any written non-competition, non-solicitation, invention assignment or confidentiality agreement between the Participant and the Company or (v) has engaged in such other behavior detrimental to the interests of the Company as the Board or the Compensation Committees determines.

“Change in Control” means the first of the following to occur: (i) a Change in Ownership of Axsome, (ii) a Change in Effective Control of Axsome, or (iii) a Change in the Ownership of Assets of Axsome, as described herein and construed in accordance with Code section 409A.

(i)
A “Change in Ownership of Axsome” shall occur on the date that any one Person acquires, or Persons Acting as a Group acquire, ownership of the capital stock of Axsome that, together with the stock held by such Person or Group, constitutes more than 50% of the total fair market value or total voting power of the capital stock of Axsome. However, if any one Person is, or Persons Acting as a Group are, considered to own more than 50%, on a fully diluted basis, of the total fair market value or total voting power of the capital stock of Axsome, the acquisition of additional stock by the same Person or Persons Acting as a Group is not considered to cause a Change in Ownership of Axsome or to cause a Change in Effective Control of Axsome (as described below).
(ii)
A “Change in Effective Control of Axsome” shall occur on the date either (A) a majority of members of Axsome’s Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of Axsome’s Board before the date of the appointment or election, or (B) any one Person, or Persons Acting as a Group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons) ownership of stock of Axsome possessing 50% or more of the total voting power of the stock of Axsome.
(iii)
A “Change in the Ownership of Assets of Axsome” shall occur on the date that any one Person acquires, or Persons Acting as a Group acquire (or has or have acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons), assets from Axsome that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of Axsome immediately before such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of Axsome, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

The following rules of construction apply in interpreting the definition of Change in Control:

(A)
A “Person” means any individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended, other than employee benefit plans sponsored or maintained by Axsome and by entities controlled by Axsome or an underwriter, initial purchaser or placement agent temporarily holding the capital stock of Axsome pursuant to a registered public offering.
(B)
Persons will be considered to be Persons Acting as a Group (or Group) if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the corporation. If a Person owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of stock, or similar transaction, such shareholder is considered to be acting as a Group with other shareholders only with respect to the ownership in that corporation before the transaction giving rise to the change and not with respect to the ownership interest in the other corporation. Persons will not be considered to be acting as a Group solely because they purchase assets of the same corporation at the same time or purchase or own stock of the same corporation at the same time, or as a result of the same public offering.
(C)
A Change in Control shall not include a transfer to a related person as described in Code section 409A or a public offering of capital stock of Axsome.
(D)
For purposes of the definition of Change in Control, Section 318(a) of the Code applies to determine stock ownership. Stock underlying a vested option is considered owned by the individual who holds the vested option (and the stock underlying an unvested option is not considered owned by the individual who holds the unvested option). For purposes of the preceding sentence, however, if a vested option is exercisable for stock that is not substantially vested (as defined by Treasury Regulation §1.83-3(b) and (j)), the stock underlying the option is not treated as owned by the individual who holds the option.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto, the Treasury Regulations thereunder and other relevant interpretive guidance issued by the Internal Revenue Service or the Treasury Department. Reference to any specific section of the Code shall be deemed to include such regulations and guidance, as well as any successor section, regulations and guidance.

“Common Stock” means shares of common stock of Axsome Therapeutics, Inc. and any capital securities into which they are converted.

“Company” means Axsome Therapeutics, Inc. and its Subsidiaries, except where the context otherwise requires. For purposes of determining whether a Change in Control has occurred, Company shall mean only Axsome Therapeutics, Inc.

“Compensation Committee” means the Compensation Committee of the Board.

“Director Limits” shall have the meaning ascribed to it in Section 5(e) of the Plan.

“Dividend Equivalent” means a right, granted to a Participant, to receive cash, Common Stock, stock Units or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock.

“Effective Date” means the effective date of this Plan document, which is the date of the annual meeting of stockholders of Axsome held in 2025.

“Eligible Individuals” means (i) officers and employees of, and other individuals, including non-employee directors, who are natural persons providing bona fide services to or for, Axsome or any of its Subsidiaries, provided that such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for Axsome’s securities, and (ii) prospective officers, employees and service providers who have accepted offers of employment or other service relationship from Axsome or a Subsidiary.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto. Reference to any specific section of the Exchange Act shall be deemed to include such regulations and guidance issued thereunder, as well as any successor section, regulations and guidance.

“Fair Market Value” means, on a per share basis as of any date, unless otherwise determined by the Administrator:

(iv)
if the principal market for the Common Stock (as determined by the Administrator if the Common Stock is listed or admitted to trading on more than one exchange or market) is a national securities exchange or an established securities market, unless otherwise determined by the Administrator, the official closing price per share of Common Stock for the regular market session on that date on the principal exchange or market on which the Common Stock is then listed or admitted to trading or, if no sale is reported for that date, on the last preceding day on which a sale was reported, all as reported by such source as the Administrator may select;
(v)
if the principal market for the Common Stock is not a national securities exchange or an established securities market, but the Common Stock is quoted by a national quotation system, the average of the highest bid and lowest asked prices for the Common Stock on that date as reported on a national quotation system or, if no prices are reported for that date, on the last preceding day on which prices were reported, all as reported by such source as the Administrator may select; or
(vi)
if the Common Stock is neither listed or admitted to trading on a national securities exchange or an established securities market, nor quoted by a national quotation system, the value determined by the Administrator in good faith by the reasonable application of a reasonable valuation method, which method may, but need not, include taking into account an appraisal of the fair market value of the Common Stock conducted by a nationally recognized appraisal firm selected by the Administrator.

Notwithstanding the preceding, for foreign, federal, state and local income tax reporting purposes and for such other purposes as the Administrator deems appropriate, the Fair Market Value shall be determined by the Administrator in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

“Full Value Award” means an Award that results in Axsome transferring the full value of a share of Common Stock under the Award, whether or not an actual share of stock is issued. Full Value Awards shall include, but are not limited to, stock awards, stock units, Performance Shares, Performance Stock Units, Performance Cash Units that are payable in Common Stock, and Other Stock-Based Awards for which Axsome transfers the full value of a share of Common Stock under the Award, but shall not include Dividend Equivalents.

“Incentive Stock Option” means any stock option that is designated, in the applicable Award Agreement or the resolutions of the Administrator under which the stock option is granted, as an “incentive stock option” within the meaning of Section 422 of the Code and otherwise meets the requirements to be an “incentive stock option” set forth in Section 422 of the Code.

“Non-Employee Director” means a member of the Board who is not an employee of Axsome or any of its Affiliates.

“Nonqualified Option” means any stock option that is not an Incentive Stock Option.

“Other Stock-Based Award” means an Award of Common Stock or any other Award that is valued in whole or in part by reference to, or is otherwise based upon, shares of Common Stock, including without limitation Dividend Equivalents and convertible debentures.

“Participant” means an Eligible Individual to whom one or more Awards are or have been granted pursuant to the Plan and have not been fully settled or cancelled and, following the death of any such person, his successors, heirs, executors and administrators, as the case may be.

“Performance Award” means a Full Value Award, the grant, vesting, lapse of restrictions or settlement of which is conditioned upon the achievement of performance objectives over a specified Performance Period and includes, without limitation, Performance Shares, Performance Stock Units and Performance Cash Units.

“Performance Goals” means the performance goals established by the Administrator in connection with the grant of Awards based on Performance Metrics or other performance criteria selected by the Administrator.

“Performance Period” means that period established by the Administrator during which any Performance Goals specified by the Administrator with respect to such Award are to be measured.

“Performance Metrics” means criteria established by the Administrator for purposes of structuring goals under performance-based Awards, which may relate to any of the following, as it may apply to an individual, one or more business units, divisions, or Affiliates, or on a company-wide basis, and in absolute terms, relative to a base period, or relative to the performance of one or more comparable companies, peer groups, or an index covering multiple companies:

(vii)
Earnings or Profitability Metrics: any derivative of revenue; earnings/loss (gross, operating, net, or adjusted); earnings/loss before interest and taxes (“EBIT”); earnings/loss before interest, taxes, depreciation and amortization (“EBITDA”); profit margins; operating margins; expense levels or ratios; provided that any of the foregoing metrics may be adjusted to eliminate the effect of any one or more of the following: interest expense, asset impairments or investment losses, early extinguishment of debt or stock-based compensation expense;
(viii)
Return Metrics: any derivative of return on investment, assets, equity or capital (total or invested);
(ix)
Investment Metrics: relative risk-adjusted investment performance; investment performance of assets under management;
(x)
Cash Flow Metrics: any derivative of operating cash flow; cash flow sufficient to achieve financial ratios or a specified cash balance; free cash flow; cash flow return on capital; net cash provided by operating activities; cash flow per share; working capital;
(xi)
Liquidity Metrics: any derivative of debt leverage (including debt to capital, net debt-to-capital, debt-to-EBITDA or other liquidity ratios);
(xii)
Stock Price and Equity Metrics: any derivative of return on stockholders’ equity; total stockholder return; stock price; stock price appreciation; market capitalization; earnings/loss per share (basic or diluted) (before or after taxes);

(xiii)
Other: any other performance goals or metrics selected by the Administrator.

“Performance Shares” means a grant of stock the issuance, vesting or payment of which is contingent on performance as measured against predetermined objectives over a specified Performance Period.

“Performance Cash Units” means a grant of dollar-denominated Units the value, vesting or payment of which is contingent on performance against predetermined objectives over a specified Performance Period.

“Performance Stock Units” means a grant stock Units the issuance, vesting or payment of which is contingent on performance as measured against predetermined objectives over a specified Performance Period.

“Plan” means this Axsome Therapeutics, Inc. 2025 Long-Term Incentive Plan, as set forth herein and as it may be amended from time to time.

“Prior Plan’s Returning Shares” means shares subject to outstanding share awards granted under the Prior Plan, and that: (A) are not issued because such share award or any portion thereof expires or otherwise terminates without all of the shares covered by such share award having been issued; (B) are not issued because such award or any portion thereof is settled in cash; (C) are forfeited back to or repurchased by Axsome because of the failure to meet a contingency or condition required for the vesting of such shares; (D) are withheld or surrendered to Axsome in payment of the exercise price of such award; (E) are withheld or surrendered to Axsome in payment of the Tax Withholding Obligation that arises in connection with such award; or (F) are reacquired by Axsome on the open market or otherwise using cash proceeds from the exercise of such award.

“Restricted Stock” means an Award of shares of Common Stock to a Participant that may be subject to certain transferability and other restrictions and to a risk of forfeiture (including by reason of not satisfying certain Performance Goals).

“Restricted Stock Unit” means a right granted to a Participant to receive shares of Common Stock or cash at the end of a specified deferral period, which right may be conditioned on the satisfaction of certain requirements (including the satisfaction of certain Performance Goals).

“Restriction Period” means, with respect to Full Value Awards, the period commencing on the date of grant of such Award to which vesting or transferability and other restrictions and a risk of forfeiture apply and ending upon the expiration of the applicable vesting conditions, transferability and other restrictions and lapse of risk of forfeiture and/or the achievement of the applicable Performance Goals (it being understood that the Administrator may provide that vesting shall occur and/or restrictions shall lapse with respect to portions of the applicable Award during the Restriction Period).

“Subsidiary” means any corporation or other entity in an unbroken chain of corporations or other entities beginning with Axsome if each of the corporations or other entities, or group of commonly controlled corporations or other entities, other than the last corporation or other entity in the unbroken chain then owns stock or other equity interests possessing 50% or more of the total combined voting power of all classes of stock or other equity interests in one of the other corporations or other entities in such chain or otherwise has the power to direct the management and policies of the entity by contract or by means of appointing a majority of the members of the board or other body that controls the affairs of the entity; provided, however, that solely for purposes of determining whether a Participant has a Termination of Service that is a “separation from service” within the meaning of Section 409A of the Code or whether an Eligible Individual is eligible to be granted an Award that in the hands of such Eligible Individual would constitute a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code , a “Subsidiary” of a corporation or other entity means all other entities with which such corporation or other entity would be considered a single employer under Sections 414(b) or 414(c) of the Code.

“Tax Withholding Obligation” means any federal, state, local or foreign (non-United States) income, employment or other tax or social insurance contribution required by applicable law to be withheld in respect of Awards.

“Termination of Service” means the termination of the Participant’s employment, or performance of services for, Axsome and its Affiliates. A change in the capacity in which the Participant renders service to Axsome and its Affiliates, or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with Axsome and its Subsidiaries, will not be a Termination of Service; provided, however, that if the entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant will be considered to have a Termination of Service on the date such entity ceases to qualify as an Affiliate. For example, a change in status from an employee of the Company to a consultant of an Affiliate or to a director will not constitute a Termination of Service. Temporary absences from employment because of illness, vacation or leave of absence and transfers among Axsome and its Affiliates shall not be considered Terminations of Service. With respect to any Award that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, “Termination of Service” shall mean a “separation from service” as defined under Section 409A of the Code to the extent required by Section 409A of the Code to avoid the imposition of any tax or interest or the inclusion of any amount in income pursuant to Section 409A of the Code. A Participant has a separation from service within the meaning of Section 409A of the Code if the Participant terminates employment with Axsome and all Subsidiaries for any reason. A Participant will generally be treated as having terminated employment with Axsome and all Subsidiaries as of a certain date if the Participant and the entity that employs the Participant reasonably anticipate that the Participant will perform no further services for Axsome or any Subsidiary after such date or that the level of bona fide services that the Participant will perform after such date (whether as an employee or an independent contractor) will permanently decrease to no more than 20 percent (20%) of the average level of bona fide services performed (whether as an employee or an independent contractor) over the immediately preceding 36-month period (or the full period of services if the Participant has been providing services for fewer than 36 months); provided, however, that the employment relationship is treated as continuing while the Participant is on military leave, sick leave or other bona fide leave of absence if the period of leave does not exceed six months or, if longer, so long as the Participant retains the right to reemployment with Axsome or any Subsidiary.

“Total and Permanent Disability” means, with respect to a Participant, except as otherwise provided in the relevant Award Agreement, that a Participant’s inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment as determined by the Company’s long-term disability insurance carrier.

“Unit” means a bookkeeping entry used by Axsome to record and account for the grant of the following types of Awards until such time as the Award is paid, cancelled, forfeited or terminated, as the case may be: stock units, Restricted Stock Units, Performance Stock Units and Performance Cash Units that are expressed in terms of units of Common Stock.

{end of document}

Logo AXSOME THERAPEUTICS, INC. ONE WORLD TRADE CENTER, 29TH FLOOR NEW YORK, NY 10007 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 5, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/AXSM2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 5, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V69576-P30802 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY AXSOME THERAPEUTICS, INC. The Board of Directors recommends you vote FOR the following:1. Election of Director Nominee: For Withhold 01) Roger Jeffs, Ph.D. The Board of Directors recommends you vote FOR proposals 2, 3 and 4.For Against Abstain 2. To approve the Company's 2025 Long-Term Incentive Plan. 3. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2025. 4. To approve, by non-binding advisory vote, the compensation of our named executive officers. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com.V69577-P30802 AXSOME THERAPEUTICS, INC. Annual Meeting of Stockholders June 6, 2025 9:00 AM This proxy is solicited by the Board of Directors The undersigned hereby appoints Herriot Tabuteau, M.D. and Hunter Murdock, Esq., or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Axsome Therapeutics, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, EDT on June 6, 2025, via live webcast at www.virtualshareholdermeeting.com/AXSM2025, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side